[front cover]
                                                             SEPTEMBER 30, 1999

SEMIANNUAL REPORT

AMERICAN CENTURY

[graphic of stairs]

                                               [american century logo (reg. sm)]
                                                                        American
                                                                         Century

VALUE
EQUITY INCOME
SMALL CAP VALUE
LARGE CAP VALUE


[inside front cover]

Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------


Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999, to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]
VALUE
(TWVLX)
------------------------

EQUITY INCOME
(TWEIX)
------------------------

SMALL CAP VALUE
(ASVIX)
------------------------

LARGE CAP VALUE
(N/A)
-----------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
------------------------------------------------------------------------------

[photo of James E. Stowers III, seated, with James E. Stowers, Jr.] James E. Stowers III, seated, with James E. Stowers, Jr.

Common stock investors, particularly those of us who invest in "value" stocks, can be forgiven if we look back on the six months ended September 30, 1999, with a little frustration. As we entered the period, investors in search of predictable earnings in an unpredictable economy were still clutching tightly to what the Street had anointed the "Nifty Twenty"--a trusted group of household-name companies. For funds like Value, Equity Income, Small Cap Value and Large Cap Value, which hunt for stocks with attractive prices, it appeared that more water-treading was in store.

     Or so we thought. In a move so fast some analysts labeled it "panic buying," the market stampeded toward value stocks, which had been disdained for almost three years. Value stocks took off-but it was a short flight. Two interest rate increases over the summer by the Federal Reserve sent investors retreating to the Nifty Twenty. As your portfolio managers indicate in their discussion, though, the prices of value stocks in relation to their growth counterparts have never been more attractive, especially at the small end of the market. We believe the value style will return, and likely with a vengeance.

     Turning to corporate matters, American Century has long pioneered the use of technologies that improve the efficiency of capital markets, lower the costs of trading securities, and ultimately offer better returns for you. Toward that end, we've made investments in several companies that are creating such technologies, including Archipelago, Optimark, Tradepoint Financial Networks, W.R. Hambrecht and, most recently, WorldStreet Corporation. WorldStreet, located in Boston, is developing a customized software application for portfolio managers that marries portfolio holdings with real time market information.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     Finally, in the spirit of our ongoing Year 2000 readiness disclosures, we've provided an update on our preparations for Y2K on the inside front cover of this report. We understand that our diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                  /s/James E Stowers III
James E. Stowers, Jr.                     James E. Stowers III
Chairman of the Board and Founder         Vice Chairman of the Board and
                                          Chief Executive Officer

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VALUE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8
EQUITY INCOME
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Schedule of Investments ................................................   14
SMALL CAP VALUE
   Performance Information ................................................   17
   Management Q&A .........................................................   18
   Schedule of Investments ................................................   21
LARGE CAP VALUE
   Performance Information ................................................   23
   Management Q&A .........................................................   24
   Schedule of Investments ................................................   27
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   29
   Statements of Operations ...............................................   30
   Statements of Changes
      in Net Assets .......................................................   31
   Notes to Financial
      Statements ..........................................................   33
   Financial Highlights ...................................................   39
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   48
   Background Information
      Investment Philosophy
         and Policies .....................................................   49
      Comparative Indices .................................................   49
      Portfolio Managers ..................................................   49
   Glossary ...............................................................   50



                                                  www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six-month period was marked by heightened market volatility and a sharp-but short-shift in investor sentiment. Investors entered the period still interested only in the 20 or so large, household-name growth stocks that had been leading the market for several quarters. A few weeks into the second quarter, however, the market suddenly bolted to value stocks, particularly smaller and medium-sized companies whose prices, beaten down over the previous three years, were too attractive to pass up.

* The shift was over in a matter of weeks, however, as two interest rate increases by the Federal Reserve sent investors back into "safety-first" growth stocks. Earnings were once again the name of the game, and companies whose earnings fell short of expectations, even a little, were swiftly punished. That put a premium on high-growth technology stocks, which were the big winners over the period.

VALUE

* Value gained 5.42% during the period, outperforming its benchmark, which gained just 0.58%.

* The fund's best performing holdings were specialty chemical companies and electrical equipment providers.

* Although Value was underweighted in banks relative to its benchmark, holdings in this group generally dampened performance. Banks struggled due to rising interest rates and increasing competitive pressures.

EQUITY INCOME

* Equity Income outperformed its benchmark index and peer group during the period, posting a 6.60% gain.

* Strong stock selection within several industries helped drive the fund's strong return. Holdings in specialty chemical and paper companies added to performance, along with selected gas utilities.

SMALL CAP VALUE

* Small Cap Value's gain for the period, while strong, lagged that of its benchmark.

* The fund's performance was enhanced by acquisitions involving several holdings. Additionally, Small Cap Value's investments in energy companies benefited from rising oil and gas prices.

* The fund's progress was dampened by a relatively light weighting in technology firms, the part of the market that performed best over the second and third quarters.

LARGE CAP VALUE

* Large Cap Value began in a difficult market environment for value-oriented funds. The fund declined 8.56% during its first months in operation.

* The fund's best performing holdings were in telecommunications, computer equipment and software companies. These groups have benefited from a healthy U.S. economy, rising wages and a high rate of employment, all of which are fueling demand for computers and software.

* Financial companies were the fund's greatest drain on performance. This sector was punished by rising interest rates and overly optimistic market expectations.

[left margin]
                       VALUE(1)
                       (TWVLX)
       TOTAL RETURNS:      AS OF 9/30/99
          6 Months           5.42%(2)
          1 Year            12.04%
       INCEPTION DATE:       9/1/93
       NET ASSETS:        $1.9 billion(3)

                   EQUITY INCOME(1)
                       (TWEIX)
       TOTAL RETURNS:      AS OF 9/30/99
          6 Months           6.60%(2)
          1 Year            15.98%
       INCEPTION DATE:      8/1/94
       NET ASSETS:      $371.0 million(3)

                  SMALL CAP VALUE(1)
                      (ASVIX)
       TOTAL RETURNS:      AS OF 9/30/99
          6 Months           6.68%(2)
          1 Year              13.25%
       INCEPTION DATE:       7/31/98
       NET ASSETS:        $17.2 million(3)

                 LARGE CAP VALUE(1)
                      (N/A)
       TOTAL RETURNS:      AS OF 9/30/99
       Since inception      -8.56%(2)
       INCEPTION DATE:       7/30/99
       NET ASSETS:       $12.8 million(3)

        (1) Investor Class.

        (2) Not annualized.

        (3) Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 50-51.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century.

A TOUGH PERIOD

     The six months ended September 30, 1999, tested the mettle of common stock investors, who will remember the period as one of heightened volatility. When we closed our half-year books for American Century Value, Equity Income and Small Cap Value, the Standard & Poor's 500 Index had eked out a 0.36% gain. The NASDAQ Composite was up 11.56%, while the Dow Jones Industrials ended up in the middle, rising 6.50%.

     Nestled in the six-month period was a sharp but short-lived shift in stock market sentiment. Stocks entered the second quarter buoyed by a strong economy in the 33rd quarter of its expansion. Actually, "stocks" might be overstating the case. In reality, investors seemed content holding only a handful of large, well-known growth stocks, their first line of defense in case this was the quarter the economy began to slow.

A SUDDEN SHIFT

     In April, though, investors suddenly moved to smaller and midsized companies, whose valuations were (and remain) the most attractive they've been in decades. In the second quarter alone, the Russell 2000 Index, which tracks smaller firms, gained more than 15%. Undervalued larger-capitalization stocks surged and improving foreign economies enabled cyclical stocks to also fare well. Not even the first of two interest rate hikes by the Federal Reserve could spoil the party as the major stock indices climbed to record highs in mid-July.

     The music stopped when Fed Chairman Alan Greenspan warned that the Fed was ready to act "promptly and forcefully" to raise interest rates at the first sign of inflation. Wall Street waited nervously for the next Fed move, which came in August after government reports showed lower productivity gains.

A VOLATILE THIRD QUARTER

     In the third quarter alone, the Dow Jones Industrials moved 100 points or more over 20 times, divided almost equally between advances and declines. The volatility was evidence of an atmosphere in which investors, struggling to get a clear read on the economy, quickly rewarded companies whose earnings exceeded expectations, and swiftly punished those that fell short. Put simply, if you didn't own high-growth technology companies, particularly those involved in what has become an economy within an economy--the Internet--you were bruised in the third quarter.

STAYING THE COURSE

     In my last message to you, I indicated that we were finding terrific value opportunities, particularly in the small- and mid-cap universe. You saw evidence of that in April and May, when, with the value style in vogue, the three value-style funds in this report all had double-digit advances. Frustrating as they may be, volatile periods are a normal part of the investment experience. Some are longer than others. The key is to remain patient and true to your investment discipline.

[right margin]

"IN THE THIRD QUARTER ALONE, THE DOW JONES INDUSTRIALS MOVED 100 POINTS OR MORE OVER 20 TIMES, DIVIDED ALMOST EQUALLY BETWEEN ADVANCES AND DECLINES."

MARKET RETURNS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 S&P 500/BARRA VALUE 0.58% S&P MIDCAP 400/BARRA VALUE 3.74% S&P SMALLCAP 600/BARRA VALUE 11.01%

Source: Lipper Inc. and Russell/Mellon Analytical

These indices represent the performance of large-, medium-, and small-capitalization value stocks.

[mountain chart data below]
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
                 S&P 500/         S&P 400/           S&P 600/
               BARRA Value       BARRA Value       BARRA Value
3/31/99          $1.00              $1.00             $1.00
4/30/99          $1.09              $1.10             $1.09
5/31/99          $1.07              $1.11             $1.13
6/30/99          $1.11              $1.15             $1.20
7/31/99          $1.07              $1.13             $1.18
8/31/99          $1.05              $1.09             $1.13
9/30/99          $1.01              $1.04             $1.11


                                                  www.americancentury.com     3


Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                       INVESTOR CLASS                 ADVISOR CLASS             INSTITUTIONAL CLASS
                     (INCEPTION 9/1/93)            (INCEPTION 10/2/96)          (INCEPTION 7/31/97)
                 VALUE   S&P 500   S&P 500/     VALUE   S&P 500   S&P 500/    VALUE   S&P 500   S&P 500/
                                 BARRA VALUE                     BARRA VALUE                   BARRA VALUE
6 MONTHS(1)      5.42%    0.36%     0.58%       5.27%     0.36%     0.58%      5.36%    0.36%     0.58%
1 YEAR          12.04%   27.80%    21.48%      11.75%    27.80%    21.48%     12.12%   27.80%    21.48%
===============================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         13.23%   25.09%    19.07%       --          --          --      --        --         --
5 YEARS         17.04%   25.03%    20.66%       --          --          --      --        --         --
LIFE OF FUND    15.16%   20.73%    16.80%       12.63%  25.09%(2)  19.07%(2)   5.22%    16.30%      9.83%

(1) Returns for periods less than one year are not annualized.

(2) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 48-50 for information about share classes, the indices, and returns.

[mountain chart data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 9/30/99
S&P 500 $31,446
S&P 500/ BARRA Value $25,707
Value $23,594

             Value      S&P 500     S&P 500/BARRA Value
9/1/93      $10,000     $10,000           $10,000
9/30/93     $10,000      $9,923            $9,996
12/31/93    $10,307     $10,153           $10,038
3/31/94     $10,083      $9,768            $9,710
6/30/94     $10,270      $9,809            $9,800
9/30/94     $10,741     $10,289           $10,051
12/31/94    $10,718     $10,287            $9,976
3/31/95     $11,953     $11,289           $10,937
6/30/95     $12,743     $12,367           $11,890
9/30/95     $13,305     $13,350           $12,836
12/31/95    $14,233     $14,154           $13,667
3/31/96     $15,295     $14,914           $14,540
6/30/96     $16,121     $15,584           $14,838
9/30/96     $16,253     $16,065           $15,230
12/31/96    $17,683     $17,403           $16,672
3/31/97     $17,745     $17,870           $16,967
6/30/97     $20,029     $20,992           $19,422
9/30/97     $22,396     $22,562           $21,201
12/31/97    $22,282     $23,209           $21,672
3/31/98     $24,833     $26,447           $24,175
6/30/98     $23,621     $27,320           $24,301
9/30/98     $21,058     $24,602           $21,164
12/31/98    $23,396     $29,842           $24,853
3/31/99     $22,383     $31,331           $25,561
6/30/99     $26,512     $33,543           $28,321
9/30/99     $23,594     $31,446           $25,707

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart data below]
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING SEPTEMBER 30)

               Value        S&P 500/ BARRA Value
9/30/1993       0.00%              -0.04%
9/30/1994       7.41%               0.55%
9/30/1995      23.88%              27.70%
9/30/1996      22.15%              18.64%
9/30/1997      37.80%              39.22%
9/30/1998      -5.98%              -0.18%
9/30/1999      12.04%              21.48%

* From 9/1 to 9/30


4      1-800-345-2021


Value--Q&A
--------------------------------------------------------------------------------
[photo of Scott Moore and Phil Davidson]

     An interview with Scott Moore and Phil Davidson, portfolio managers on the Value investment team.

HOW DID VALUE PERFORM FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     Value gained 5.42% during the first half of its fiscal year, outperforming its benchmark, the S&P 500/BARRA Value Index, which gained just 0.58% in the six months.* The S&P 500 Index posted a 0.36% gain.

WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THE SIX MONTHS?

     The first half of the period was actually spectacular for value investors, as we benefited from what appeared to be a long-awaited market rotation from the growth investment style to value stocks. Value gained more than 18% during the second calendar quarter alone. Unfortunately, this rotation stopped abruptly in July when investor preference shifted back to a handful of large-cap growth stocks. We were forced to give up some of our second-quarter gain.

     To put the narrowness of the market's leadership in perspective, in 1998, 13 companies were responsible for the bulk of the S&P 500's returns. As of the end of the third quarter, just three companies are responsible for half of the index's return. These companies are large, fast growing, and high-priced. As such, they don't fit the value criteria that govern our investment approach.

WHICH INDUSTRIES OR STOCKS ADDED THE MOST TO RETURNS?

     Value's best-performing stocks were in the specialty chemicals and electrical equipment industries. Specialty chemical companies performed well in general, especially earlier in the period as the market's rotation into cyclical stocks rekindled investor interest. The chemical sector has grown increasingly competitive in recent years, partly due to economic slowdown overseas, and as a result many producers have implemented restructuring programs to increase efficiency and lower their costs. Those efforts have been successful and have also led to a wave of mergers.

CAN YOU GIVE SOME EXAMPLES?

     Nalco Chemical, Value's top- performing stock, is a good example. Nalco is one of the largest U.S. manufacturers of water treatment chemicals. The company announced in July that it would be acquired by Suez Lyonnaise, a similar firm in France. We sold the stock at a significant gain upon news of the acquisition.

     Minnesota Mining & Manufacturing (3M), one of Value's largest positions, also did well. 3M manufactures a variety of products, including tapes and various adhesives, chemicals, floor coverings, and medical and dental products. As was the case with many specialty chemical companies, 3M's international business has improved in line with the economic recovery underway in Asia and Latin America. The company also is benefiting from an aggressive restructuring begun in 1998 that has included reducing its workforce and eliminating several unprofitable businesses.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE FIRST HALF OF THE PERIOD WAS ACTUALLY SPECTACULAR FOR VALUE INVESTORS, AS WE BENEFITED FROM WHAT APPEARED TO BE A LONG-AWAITED MARKET ROTATION FROM THE GROWTH INVESTMENT STYLE TO VALUE STOCKS."

PORTFOLIO AT A GLANCE
                             9/30/99           3/31/99
NUMBER OF COMPANIES            65                71
MEDIAN P/E RATIO              13.3              15.5
MEDIAN MARKET                $2.43             $1.87
CAPITALIZATION              BILLION            BILLION
PORTFOLIO TURNOVER           68%(1)            130%(2)
EXPENSE RATIO
(INVESTOR CLASS):            1.00%(3)            1.00%

(1) Six months ended 9/30/99.

(2) Year ended 3/31/99.

(3) Annualized.

Investment terms are defined in the Glossary on pages 50-51.


                                                  www.americancentury.com      5


Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT DROVE GROWTH IN THE ELECTRIC EQUIPMENT INDUSTRY?

     The Asian recession and weakened business activity in Europe had kept top-line growth at bay, but nonetheless, we saw companies gain from cost-cutting efforts, productivity improvements, new products and even acquisitions. Two examples are Vishay Intertechnologies and Cooper Industries, which were also among Value's larger holdings.

     Vishay makes electronic components for the computer, military, aerospace and automotive industries. Business in the company's Asian markets is improving steadily, and its Siliconix subsidiary, which provides components for computers and cell phones, is leading its recovery. We eliminated this stock from Value's portfolio as it achieved what we believe is fair value.

     Mercantile Bancorporation, Value's second-largest holding at the beginning of the period, also added to returns. Mercantile was acquired by First Star at a 50% premium to its low a year ago. We sold the stock at a significant gain on news of the acquisition.

WHAT INDUSTRIES OR STOCKS DETRACTED FROM PERFORMANCE?

     With the exception of Mercantile, the financial services sector had a very difficult time during the period. Although we were underweighted in this group relative to our benchmark, our holdings were a significant drain on performance. Several factors worked against banks. One was the two quarter-point interest rate hikes by the Federal Reserve (our central bank) over the summer. Higher rates are typically harmful for banks because they squeeze profit margins and increase concern about asset quality.

     A second factor was high investor expectations. Because banks had enjoyed such an extended period of success, when some of the major banks announced earnings disappointments in a rising rate environment, investors were quick to abandon them in search of greener pastures. Names that detracted from performance include KeyCorp, Summit Bancorp, First Union, and First Virginia, which together comprised about 13.8% of fund holdings. We have begun to take advantage of the price weakness in this sector and have continued to build positions.

DID THESE FACTORS ALSO AFFECT INSURANCE COMPANIES?

     Yes, to some extent. Value's worst performing stock was Aetna, one of the largest health insurance and financial services organizations in the country. Aetna acquired Prudential and is now the nation's largest provider of health benefits. The acquisition has proven to be more of a drag on earnings than originally anticipated. Legislation allowing HMOs to be sued has also hurt the stock.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE SIX MONTHS?

     Our most significant move was in chemicals, where we reduced our weighting by half by reducing our stake in 3M and eliminating Nalco. We also eliminated positions in both consumer durables and department stores, and reduced our stake in energy companies and electrical equipment providers consistent with the performance of these groups.

     On the buy side, we've added somewhat to Value's positions in gas and water utilities, banks, and food and beverage companies.

[left margin]

TOP TEN HOLDINGS
                          % OF FUND INVESTMENTS
                          AS OF               AS OF
                         9/30/99             3/31/99
FIRST VIRGINIA
     BANKS, INC.          4.4%                 3.5%
SUMMIT BANCORP.           4.3%                 2.5%
ARCHER-DANIELS-
     MIDLAND CO.          3.6%                 2.5%
KEYCORP                   3.5%                  -
FPL GROUP, INC.           3.5%                 3.1%
MINNESOTA MINING &
     MANUFACTURING CO.    3.4%                 5.0%
INTERSTATE BAKERIES
     CORP.                3.2%                 2.4%
BURLINGTON
     RESOURCES INC.       3.0%                 2.3%
SUPERIOR INDUSTRIES
     INTERNATIONAL, INC.  3.0%                 2.9%
COLUMBIA/HCA
     HEALTHCARE CORP.     2.5%                 3.1%


TOP FIVE INDUSTRIES

                          % OF FUND INVESTMENTS
                          AS OF               AS OF
                         9/30/99             3/31/99
BANKS                     14.6%               11.1%
FOOD & BEVERAGE            9.0%                7.1%
ELECTRICAL UTILITIES       8.5%                8.1%
ENERGY RESERVES
     & PRODUCTION          7.0%                8.7%
CHEMICALS                  5.1%               10.8%


6          1-800-345-2021


Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT IS YOUR STRATEGY GOING FORWARD?

     Although we're disappointed that the market's shift to value stocks in the second quarter didn't continue, we believe it shows how quickly and dramatically a change in sentiment can occur--and Value's ability to produce strong returns when its style of investing is in favor. We continue to believe the growth style of investing will run its course and the value style will return to favor--we just can't predict precisely when. In the meantime, we will be true to our discipline of investing in high-quality companies at attractive values. Such companies should provide good long-term prospects for appreciation, and we believe they will reward investors handsomely when the market rotates.

[right margin]

"WE CONTINUE TO BELIEVE THE GROWTH STYLE OF INVESTING WILL RUN ITS COURSE AND THE VALUE STYLE WILL RETURN TO FAVOR--WE JUST CAN'T PREDICT PRECISELY WHEN."

TYPES OF INVESTMENTS IN THE PORTFOLIO

[pie chart data below]

AS OF SEPTEMBER 30, 1999
Temporary Investments   4.3%
Common Stocks   95.7%

AS OF MARCH 31, 1999
Temporary Investments   1.9%
Common Stocks   98.1%


                                                  www.americancentury.com      7


Value--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.7%

APPAREL & TEXTILES -- 0.7%

                 435,400   VF Corp.                          $     13,497,400
                                                          ----------------------
BANKS -- 14.6%
                 876,100   First Union Corp.                       31,156,306
               1,889,650   First Virginia Banks, Inc.              82,317,880
               2,562,300   KeyCorp                                 66,139,369
                 479,200   Regions Financial Corp.                 14,361,025
               2,484,600   Summit Bancorp.                         80,594,212
                                                          ----------------------
                                                                  274,568,792
                                                          ----------------------
CHEMICALS -- 5.1%
               1,007,600   IMC Global Inc.                        14,673,175
                 679,500   Lubrizol Corp.                         17,454,656
                 672,400   Minnesota Mining &
                              Manufacturing Co.                   64,592,425
                                                          ----------------------
                                                                  96,720,256
                                                          ----------------------
COMPUTER SOFTWARE -- 1.8%
                 919,500   Autodesk, Inc.                         20,114,062
                 729,400   Sterling Commerce, Inc.(1)             13,539,488
                                                          ----------------------
                                                                  33,653,550
                                                          ----------------------
DEFENSE/AEROSPACE -- 1.1%
                 644,100   Lockheed Martin Corp.                  21,054,019
                                                          ----------------------
ELECTRICAL EQUIPMENT -- 1.3%
               1,085,400   Littelfuse, Inc.(1)(2)                 24,184,069
                                                          ----------------------
ELECTRICAL UTILITIES -- 8.5%
                 747,400   Ameren Corp.                           28,261,062
                 477,400   Florida Progress Corp.                 22,079,750
               1,310,200   FPL Group, Inc.                        66,001,325
               2,102,000   Niagara Mohawk Holdings Inc.(1)        32,449,625
                 548,380   Sierra Pacific Resources               12,201,455
                                                           ---------------------
                                                                 160,993,217
                                                           ---------------------
ENERGY RESERVES & PRODUCTION -- 7.0%
               1,538,400   Burlington Resources Inc.              56,536,200
                 776,800   Murphy Oil Corp.                       41,995,750
                 896,800   Unocal Corp.                           33,237,650
                                                           ---------------------
                                                                 131,769,600
                                                           ---------------------
ENVIRONMENTAL SERVICES -- 2.4%
               2,381,100   Waste Management, Inc.                 45,836,175
                                                           ---------------------
FOOD & BEVERAGE -- 9.0%
               5,615,667   Archer-Daniels-Midland Co.             68,440,942
               2,588,300   Interstate Bakeries Corp.              59,530,900

Shares                                                               Value
--------------------------------------------------------------------------------
                 158,800   Lance, Inc.                       $     2,069,362
               2,416,000   Tyson Foods, Inc. Cl A                 39,713,000
                                                           ---------------------
                                                                 169,754,204
                                                           ---------------------
FOREST PRODUCTS & PAPER -- 2.6%
                 575,100   Bemis Co., Inc.                        19,481,512
                 286,400   Rayonier, Inc.                         12,028,800
                 677,800   Westvaco Corp.                         17,368,625
                                                           ---------------------
                                                                  48,878,937
                                                           ---------------------
GAS & WATER UTILITIES -- 2.7%
               2,366,900   AGL Resources Inc.                     38,462,125
                 473,700   Washington Gas Light Co.               12,849,112
                                                           ---------------------
                                                                  51,311,237
                                                           ---------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.7%
                 268,300   Cooper Industries, Inc.                12,543,025
                                                           ---------------------
HOME PRODUCTS -- 0.3%
                 154,100   Lancaster Colony Corp.                  4,945,647
                                                           ---------------------
INDUSTRIAL PARTS -- 3.5%
               2,316,000   Flowserve Corp.(2)                     38,503,500
                 194,800   Stanley Works (The)                     4,906,525
                 280,600   Tecumseh Products Cl A                 14,012,462
                 248,800   York International Corp.                8,941,250
                                                           ---------------------
                                                                  66,363,737
                                                           ---------------------
INDUSTRIAL SERVICES -- 1.3%
                 629,200   XTRA Corp.(1)(2)                       25,010,700
                                                           ---------------------
LEISURE -- 3.0%
                 423,700   Department 56, Inc.(1)                 10,142,319
                 138,500   Eastman Kodak Co.                      10,448,094
               1,686,300   GTECH Holdings Corp.(1)(2)             36,150,056
                                                           ---------------------
                                                                  56,740,469
                                                           ---------------------
LIFE AND HEALTH INSURANCE -- 2.4%
                 927,700   Aetna Inc.                             45,689,225
                                                           ---------------------
MEDICAL PRODUCTS & SUPPLIES -- 2.7%
                 799,200   Beckman Coulter Inc.                   36,063,900
                 649,500   Dentsply International Inc.            14,755,828
                                                           ---------------------
                                                                  50,819,728
                                                           ---------------------
MEDICAL PROVIDERS & SERVICES -- 5.0%
               2,195,700   Columbia/HCA Healthcare Corp.          46,521,394
               2,695,000   Health Management Associates, Inc.(1)  19,875,625
               2,568,200   HEALTHSOUTH Corp.(1)                   15,569,712
                 630,000   LabOne, Inc.(2)                         6,004,688
                 352,300   Tenet Healthcare Corp.(1)               6,187,269
                                                           ---------------------
                                                                  94,158,688
                                                           ---------------------


 8         1-800-345-2021                      See Notes to Financial Statements


Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 4.3%
               1,519,600   Delphi Automotive Systems Corp.    $   24,408,575
               2,018,000   Superior Industries
                              International, Inc.(2)              56,504,000
                                                            --------------------
                                                                  80,912,575
                                                            --------------------
OIL SERVICES -- 1.3%
                 863,500   Baker Hughes Inc.                      25,041,500
                                                            --------------------
PROPERTY AND CASUALTY INSURANCE -- 4.5%
                 513,300   Argonaut Group, Inc.                   12,896,662
                 749,400   Berkley (W.R.) Corp.                   17,142,525
                 691,200   Chubb Corp. (The)                      34,430,400
                 416,200   CNA Financial Corp.(1)                 14,567,000
                 236,900   Horace Mann Educators Corp.             6,114,981
                                                            --------------------
                                                                  85,151,568
                                                            --------------------
PUBLISHING -- 1.3%
               1,075,300   Banta Corp.                            23,992,631
                                                            --------------------
RAILROADS -- 0.7%
                 317,300   CSX Corp.                              13,445,588
                                                            --------------------
RESTAURANTS -- 2.1%
               2,487,500   CBRL Group, Inc.                       38,478,516
                                                            --------------------
SEMICONDUCTOR -- 1.4%
                 632,100   Avnet, Inc.                            26,548,200
                                                            --------------------
SPECIALTY STORES -- 0.9%
               1,100,000   Office Depot, Inc.(1)                  11,206,250
                 335,000   Toys 'R' Us, Inc.(1)                    5,025,000
                                                            --------------------
                                                                  16,231,250
                                                            --------------------

Shares                                                         Value
--------------------------------------------------------------------------------
TELEPHONE -- 1.7%
                 423,800   GTE Corp.                          $   32,579,625
                                                            --------------------
TOBACCO -- 1.8%
               1,097,700   UST Inc.                               33,136,819
                                                            --------------------
TOTAL COMMON STOCKS                                            1,804,010,947
                                                            --------------------
   (Cost $1,964,430,062)

 TEMPORARY CASH INVESTMENTS -- 4.3%
    Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.21%, dated 9/30/99,
       due 10/1/99 (Delivery value $81,411,780)                   81,400,000
                                                            --------------------
   (Cost $81,400,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                        $1,885,410,947
                                                            ====================
   (Cost $2,045,830,062)

FUTURES CONTRACTS
                         Expiration        Underlying Face          Unrealized
       Purchased            Date           Amount at Value             Loss
--------------------------------------------------------------------------------
      116 S&P 500         December
        Futures             1999             $37,656,500           $(1,543,395)
                                          ======================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 1999.)


See Notes to Financial Statements                 www.americancentury.com      9


Equity Income--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999



                                 INVESTOR CLASS
                               (INCEPTION 8/1/94)
                         Equity   S&P 500   LIPPER EQUITY
                         INCOME              FUND INDEX
6 MONTHS(1)              6.60%     0.36%       0.03%
1 YEAR                  15.98%    27.80%      13.36%
======================================================
AVERAGE ANNUAL RETURNS
3 YEARS                 16.57%    25.09%      15.23%
5 YEARS                 18.20%    25.03%      16.28%
LIFE OF FUND            18.13%    24.49%      16.01%


                                  ADVISOR CLASS
                                (INCEPTION 3/7/97)
                         Equity   S&P 500   LIPPER EQUITY
                         INCOME              FUND INDEX
6 MONTHS(1)              6.47%      0.36%      0.03%
1 YEAR                  15.69%     27.80%     13.36%
======================================================
AVERAGE ANNUAL RETURNS
3 YEARS                   --          --         --
5 YEARS                   --          --         --
LIFE OF FUND            14.42%   25.36%(2)    14.39%(2)


                               INSTITUTIONAL CLASS
                                (INCEPTION 7/8/98)
                         Equity   S&P 500   LIPPER EQUITY
                         INCOME              FUND INDEX
6 MONTHS(1)              6.72%      0.36%      0.03%
1 YEAR                  16.23%     27.80%     13.36%
======================================================
AVERAGE ANNUAL RETURNS
3 YEARS                   --          --         --
5 YEARS                   --          --         --
LIFE OF FUND            6.80%   13.80%(3)   4.10%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 3/31/97, the date nearest the class's inception for which data are available.

(3) Since 7/31/98, the date nearest the class's inception for which data are available.

See pages 48-50 for information about share classes, the indices, and returns.

[mountain chart data below]

GROWTH OF $10,000 OVER LIFE OF FUND

              Equity    S&P 500    LIPPER EQUITY
              INCOME                FUND INDEX
8/1/1994      $10,000   $10,000      $10,000
9/30/1994     $10,248   $10,489      $10,423
12/31/1994    $10,051   $10,487      $10,166
3/31/1995     $11,067   $11,508      $10,932
6/30/1995     $11,807   $12,607      $11,690
9/30/1995     $12,345   $13,610      $12,536
12/31/1995    $13,029   $14,429      $13,197
3/31/1996     $13,910   $15,204      $13,768
6/30/1996     $14,555   $15,886      $14,120
9/30/1996     $14,925   $16,377      $14,481
12/31/1996    $16,067   $17,742      $15,569
3/31/1997     $16,168   $18,217      $15,833
6/30/1997     $18,336   $21,400      $17,894
9/30/1997     $20,050   $23,000      $19,297
12/31/1997    $20,606   $23,660      $19,799
3/31/1998     $22,277   $26,961      $21,802
6/30/1998     $21,740   $27,851      $21,698
9/30/1998     $20,386   $25,080      $19,545
12/31/1998    $23,278   $30,421      $22,131
3/31/1999     $22,180   $31,940      $22,151
6/30/1999     $25,149   $34,194      $24,129
9/30/1999     $23,646   $32,057      $22,158

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Equity Income's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING SEPTEMBER 30)

           EQUITY     LIPPER EQUITY
           INCOME      INCOME FUND
                         INDEX
9/30/94     2.48          1.37
9/30/95    20.48         20.28
9/30/96    20.89         15.44
9/30/97    34.35         33.71
9/30/98     1.67          1.29
9/30/99    15.98         13.36

* From 8/1 to 9/30


10      1-800-345-2021


Equity Income--Q&A
--------------------------------------------------------------------------------

     An interview with Phil Davidson and Scott Moore, portfolio managers on the Equity Income investment team. A photo of Phil and Scott appears on page 5.

SHOW DID EQUITY INCOME PERFORM FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     The period saw Equity Income continue to outperform its U.S. stock market benchmark and its equity income fund peer group. The fund returned 6.60% in the first half of its fiscal year, compared to the 0.03% gain posted by its benchmark, the Lipper Equity Income Fund Index.* The S&P 500 returned just 0.36%.

     Equity Income's consistently strong performance has enabled it to outperform its peer group for the one-, three- and five-year periods ended September 30, 1999. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT ACCOUNTS FOR THE FUND'S STRONGER SHOWING?

     Strong individual stock selection played a key role in the fund's better performance. Our valuation techniques identified some very solid companies, including Nalco Chemical, Mercantile Bancorporation, CTG Resources and Sbarro, which we acquired at low prices. We were attracted to these companies' above-average dividend yields, strong financial positions, and solid longer-term business prospects. These same attributes made these companies appealing candidates for acquisition, and each was acquired during the period. All four holdings added significantly to returns.

     Equity Income's better relative performance was also the result of its underweighting in financial services companies, which struggled during the period. Several factors worked against this group, beginning with the Fed's two quarter-point interest rate hikes in July and August. Higher rates hurt banks because they raise concerns about loan quality. A second blow occurred when many banks announced disappointing second-quarter earnings.

WHERE DID YOU FIND YOUR BEST  OPPORTUNITIES?

     Equity Income's top-performing industries were chemical companies, forest products and paper manufacturers, and gas utilities.

     Chemical companies have had a good run in general, thanks to the market shift to cyclical stocks earlier this year. This industry has grown increasingly competitive, which has resulted in mergers and acquisitions. Our top holding during the period was Nalco Chemical Co., which makes products for water treatment. Nalco was Equity Income's worst performing stock in the first quarter but the best-performing one in the second quarter. We sold Nalco at a substantial gain in June upon news it would be acquired by a French firm.

     Minnesota Mining & Manufacturing (3M), which makes a variety of chemical products, tapes and adhesives, also added to performance. 3M's improvement is being fueled by an economic recovery in Asia and Latin America. 3M remains a top holding.

     Forest products and paper manufacturers struggled during recent years, as weak foreign economies and strength in the dollar led to a supply/demand imbalance and pricing pressures. However, industry restructuring and improved global demand have resulted in firmer prices. One of our paper stocks, Consolidated Paper, is North America's leading producer of coated paper. We bought the stock during the earlier weakness and its price is benefiting from these industry improvements and the cyclical rotation.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"EQUITY INCOME'S CONSISTENTLY STRONG PERFORMANCE HAS ENABLED IT TO OUTPERFORM ITS PEER GROUP FOR THE ONE-, THREE- AND FIVE-YEAR PERIODS ENDED SEPTEMBER 30, 1999."

PORTFOLIO AT A GLANCE
                             9/30/99           3/31/99
NUMBER OF COMPANIES           65                69
MEDIAN P/E RATIO             15.5              15.6
MEDIAN MARKET                $1.74             $1.41
   CAPITALIZATION           BILLION           BILLION
PORTFOLIO TURNOVER            70%(1)          180%(2)
EXPENSE RATIO
   (INVESTOR CLASS)         1.00%(3)           1.00%

(1) Six months ended 9/30/99.

(2) Year ended 3/31/99.

(3) Annualized.

Investment terms are defined in the Glossary on pages 50-51.

                                                 www.americancentury.com      11

Equity Income--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

WERE THERE ANY POSITIVE SURPRISES?

     Natural gas distribution companies, which were among the fund's worst performers in the previous six months, have turned and held their value this past summer, despite the increase in interest rates. We built a substantial position in CTG Resources, the parent company for Connecticut Natural Gas, in late 1998 and early 1999, when prices were depressed and the stock was attractively priced relative to its historical levels and peer group. We sold the stock at a nice gain on news that CTG would be acquired by Energy East. Northwest Natural Gas and Washington Gas Light were also bright spots. Northwest benefited from cooler spring weather, an improving regulatory situation and rapid expansion of manufacturing in the Pacific Northwest. Washington Gas Light has benefited from more normal weather and consolidation within the industry.

     A final holding we wish to highlight is Mercantile Bancorporation, which we discussed briefly earlier. This stock was a star performer in an industry that otherwise struggled. We have held this stock since Equity Income's inception, and sold it at a substantial gain when Mercantile announced it would be acquired by another bank, First Star.

WHICH STOCKS WERE DISAPPOINTING?

     Three companies in Equity Income's portfolio stumbled even though their industry groups performed well. One was AGL Resources, a natural gas distributor serving Georgia and southern Tennessee. The company's earnings have come under pressure as gas distribution has become increasingly competitive in the southeast. AGL has taken steps to market itself more aggressively to customers, who now have the ability to select their gas providers. Although AGL has remained a significant player, its operating expenses are up while earnings have slowed in recent quarters. Nonetheless, we think this is a good company with healthy growth prospects, so we are maintaining this position.

     While specialty chemical companies were Equity Income's top performing group, one company, WD-40 Company, failed to deliver. This company makes lubricants, including the household spray lubricant, WD-40. The company is trying to incorporate the Lava soap brand into its product mix and distribute it through the same channels. Domestic sales are going well, due to Lava's strong name, but the product is less-known outside the United States, and international sales are sluggish. We expect volumes to improve in line with the economies in Asia and Latin America, and are holding onto our position.

WERE THERE ANY OTHER HOLDINGS THAT WERE DISAPPOINTING?

     Another position that dampened performance was Lance. This company makes bakery products and snack food items that are sold in convenience and grocery stores and through vending machines. Competitive pressures in the snack food business have intensified and Lance has had a tough time advancing its sales and earnings. However, the company's distribution network is extensive and its cash position is strong, so we are maintaining our position.

DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE SIX MONTHS?

     Our greatest shift was in restaurants, where we eliminated our sole holding, Sbarro, at a substantial gain following its buyout by the Sbarro family. We also eliminated our Homestake Mining convertible security, given the recent

[left margin]

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                                  AS OF        AS OF
                                 9/30/99      3/31/99
AGL RESOURCES INC.                4.9%         1.4%
FIRST VIRGINIA
     BANKS, INC.                  4.8%         4.2%
SUMMIT BANCORP.                   3.8%         2.2%
UNOCAL CORP., 6.25%
     (CON. PREF.)                 3.7%         3.3%
RALSTON PURINA CO.,
     7.00% (CON. PREF.)           3.4%         2.1%
KEYCORP                           3.4%          -
NATIONAL PRESTO
     INDUSTRIES, INC.             3.2%         4.1%
BUSH BOAKE ALLEN INC.             2.6%          -
MEDICAL CARE INTL.
     INC., 6.75%, 10/1/06
     (CONV. BOND)                 2.6%         2.3%
AVISTA CORP., SERIES L,
     $1.24 (CON. PREF.)           2.5%         2.3%

TOP FIVE INDUSTRIES
                               % OF FUND INVESTMENTS
                                 AS OF         AS OF
                                9/30/99        3/31/99
BANKS                            14.9%         12.6%
GAS & WATER UTILITIES            11.5%          8.7%
CHEMICALS                         7.7%         11.1%
ELECTRICAL UTILITIES              6.2%          8.2%
HOME PRODUCTS                     6.2%          6.7%


12      1-800-345-2021


Equity Income--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

out performance of the gold industry. Our weighting in chemical companies dropped with our sale of Nalco, although Equity Income still maintains a healthy stake in this industry. We decreased our weighting in electric utilities, but increased our position in gas and water utilities. The fund maintains significant positions in banks, food and beverage companies, and medical providers.

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND GOING FORWARD?

     We shy away from making market calls, but one thing we know is that the stock market moves back and forth between the value and growth styles, sometimes slowly, but sometimes very quickly as we saw a few months ago. We believe Equity Income's portfolio is well positioned to benefit when value is back in vogue. In the meantime, we are pleased with Equity Income's risk-adjusted performance since its inception, and believe it can benefit in most market environments.

[right margin]

"WE SHY AWAY FROM MAKING MARKET CALLS, BUT ONE THING WE KNOW IS THAT THE STOCK MARKET MOVES BACK AND FORTH BETWEEN THE VALUE AND GROWTH STYLES, SOMETIMES SLOWLY, BUT SOMETIMES VERY QUICKLY AS WE SAW A FEW MONTHS AGO."

TYPES OF INVESTMENTS IN THE PORTFOLIO

[pie chart data below]

AS OF SEPTEMBER 30, 1999
Common Stocks  75.6%
Convertible Preferred Stocks  12.2%
Convertible Bonds  8.5%
Corporate Bonds  2.3%
Temporary Cash Investments  1.4%

AS OF MARCH 31, 1999
Common Stocks  78.8%
Convertible Preferred Stocks  11.7%
Convertible Bonds  6.6%
Corporate Bonds  2.8%
Temporary Cash Investments  0.1%

                                                 www.americancentury.com      13


Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                 Value
-------------------------------------------------------------------------
COMMON STOCKS -- 75.6%

APPAREL & TEXTILES -- 0.7%
                  78,000   VF Corp.                          $    2,418,000
                                                           ---------------------
BANKS -- 14.9%
                  39,800   Century Bancorp, Inc. Cl A                713,912
                  13,700   Commerce Bancshares, Inc.                 485,066
                  69,400   First Union Corp.                       2,468,038
                 381,700   First Virginia Banks, Inc.             16,627,807
                 455,200   KeyCorp                                11,749,850
                  69,100   Regions Financial Corp.                 2,070,841
                 412,900   Summit Bancorp.                        13,393,444
                 108,810   UMB Financial Corp.                     4,546,218
                                                           ---------------------
                                                                  52,055,176
                                                           ---------------------
CHEMICALS -- 7.2%
                 348,300   Bush Boake Allen Inc.(1)                9,186,412
                 145,500   Engelhard Corp.                         2,646,281
                  85,600   Minnesota Mining & Manufacturing Co.    8,222,950
                 400,600   RPM, Inc.                               4,882,312
                                                           ---------------------
                                                                  24,937,955
                                                           ---------------------
COMPUTER SOFTWARE -- 0.6%
                  94,500   Autodesk, Inc.                          2,067,188
                                                           ---------------------
CONSTRUCTION & REAL PROPERTY -- 1.4%
                 206,700   Manufactured Home Communities, Inc.     4,831,612
                                                           ---------------------
CONSUMER DURABLES -- 4.6%
                 253,500   HON INDUSTRIES Inc.                     4,879,875
                 290,900   National Presto Industries, Inc.(2)    11,236,012
                                                           ---------------------
                                                                  16,115,887
                                                           ---------------------

ELECTRICAL UTILITIES -- 3.0%
                  59,700   Florida Progress Corp.                   2,761,125
                  73,400   FPL Group, Inc.                          3,697,525
                  61,000   IDACORP, Inc.                            1,837,625
                  89,741   Sierra Pacific Resources                 1,996,737
                                                           ---------------------
                                                                   10,293,012
                                                           ---------------------
ENERGY RESERVES & PRODUCTION -- 1.4%
                  50,300   Burlington Resources Inc.                1,848,525
                  57,300   Murphy Oil Corp.                         3,097,781
                                                           ---------------------
                                                                    4,946,306
                                                           ---------------------
FINANCIAL SERVICES -- 1.8%
                 156,300   Student Loan Corp. (The)                 6,398,531
                                                           ---------------------

Shares                                                                 Value
-------------------------------------------------------------------------------
FOOD & BEVERAGE -- 5.4%
                 458,772   Archer-Daniels-Midland Co.              $5,591,284
                  85,600   Interstate Bakeries Corp.                1,968,800
                 578,000   Lance, Inc.                              7,532,062
                 220,300   Tyson Foods, Inc. Cl A                   3,621,181
                                                            --------------------
                                                                   18,713,327
                                                            --------------------
FOREST PRODUCTS & PAPER -- 3.1%
                 188,900   Bemis Co., Inc.                          6,398,988
                 157,100   Consolidated Papers, Inc.                4,222,062
                                                            --------------------
                                                                   10,621,050
                                                            --------------------
GAS & WATER UTILITIES -- 11.5%
               1,050,100   AGL Resources Inc.                      17,064,125
                 105,000   Cascade Natural Gas Corp.                1,876,875
                 224,500   Laclede Gas Company                      5,107,375
                  71,100   Northwest Natural Gas Co.                1,830,825
                 205,900   Washington Gas Light Co.                 5,585,038
                 296,300   WICOR, Inc.                              8,611,219
                                                            --------------------
                                                                   40,075,457
                                                            --------------------
HOME PRODUCTS -- 2.8%
                  54,400   Lancaster Colony Corp.                   1,745,900
                 340,000   WD-40 Co.                                7,958,125
                                                            --------------------
                                                                    9,704,025
                                                            --------------------
INDUSTRIAL PARTS -- 4.0%
                 441,900   Flowserve Corp.                          7,346,588
                 123,700   Nordson Corp.                            6,022,644
                  25,000   Stanley Works (The)                        629,688
                                                            --------------------
                                                                   13,998,920
                                                            --------------------
INDUSTRIAL SERVICES -- 3.0%
                 164,100   American National Can Group, Inc.(1)     2,594,831
                 200,100   XTRA Corp.(1)                            7,953,975
                                                            --------------------
                                                                   10,548,806
                                                            --------------------
LIFE AND HEALTH INSURANCE -- 0.9%
                  60,460   Aetna Inc.                                2,977,655
                                                            --------------------
MEDICAL PROVIDERS & SERVICES -- 0.6%
                 211,500   LabOne, Inc.                              2,015,859
                                                            --------------------
MINING & METALS -- 1.1%
                 155,700   Carpenter Technology Corp.                3,814,650
                                                            --------------------
MOTOR VEHICLES & PARTS -- 1.3%
                  46,500   Delphi Automotive Systems Corp.             746,906
                 140,400   Superior Industries International, Inc.   3,931,200
                                                            --------------------
                                                                     4,678,106
                                                            --------------------


14     1-800-345-2021                          See Notes to Financial Statements


Equity Income--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)
Shares                                                                 Value
--------------------------------------------------------------------------------
PROPERTY AND CASUALTY INSURANCE -- 3.1%
                  25,000   American Financial Group, Inc.        $     701,562
                 201,400   Argonaut Group, Inc.                      5,060,175
                  73,200   Chubb Corp. (The)                         3,646,275
                  43,500   Unitrin, Inc.                             1,512,984
                                                              ------------------
                                                                    10,920,996
                                                              ------------------
PUBLISHING -- 0.5%
                  78,100   Banta Corp.                               1,742,606
                                                              ------------------
SECURITIES & ASSET MANAGEMENT -- 0.9%
                 167,800   United Asset Management Corp.             3,230,150
                                                              ------------------
TOBACCO -- 1.8%
                 209,200   UST Inc.                                  6,315,225
                                                              ------------------
TOTAL COMMON STOCKS                                                263,420,499
                                                              ------------------
   (Cost $285,898,700)

CONVERTIBLE PREFERRED STOCKS -- 12.2%
CHEMICALS -- 0.5%
                   2,120   Hercules Inc., 6.50%(1)                   1,812,600
                                                              ------------------
ELECTRICAL UTILITIES -- 2.5%
                 502,800   Avista Corp., Series L, $1.24             8,799,000
                                                              ------------------
ENERGY RESERVES & PRODUCTION -- 4.5%
                 147,300   Belco Oil & Gas Corp., 6.50%              2,467,275
                 242,400   Unocal Corp., 6.25%
                              (Acquired 2/26/97-8/19/99,
                              Cost $13,223,975)(3)                  12,983,550
                                                              ------------------
                                                                    15,450,825
                                                              ------------------
HOME PRODUCTS -- 3.4%
                 253,600   Ralston Purina Co., 7.00%                11,919,200
                                                              ------------------
Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 1.3%
                 262,000   Merrill Lynch & Co., Inc.-
                              STRYPES, 6.25%                 $       4,568,625
                                                              ------------------
TOTAL CONVERTIBLE PREFERRED STOCKS                                  42,550,250
                                                              ------------------
   (Cost $45,303,198)

CONVERTIBLE BONDS -- 8.5%

ENVIRONMENTAL SERVICES -- 2.2%
              $4,500,000   Waste Management Inc.,
                              4.00%, 2/1/02                          4,027,500
               4,500,000   Waste Management Inc.,
                              2.00%, 1/24/05                         3,690,000
                                                               -----------------
                                                                     7,717,500
                                                               -----------------
MEDICAL PROVIDERS & SERVICES -- 4.3%
               7,750,000   HEALTHSOUTH Corp.,
                              3.25%, 4/1/03                          6,025,625
              10,770,000   Medical Care Intl. Inc.,
                              6.75%, 10/1/06
                              (Acquired 10/23/97-9/29/99,
                              Cost $9,806,475)(3)                    9,087,188
                                                               -----------------
                                                                    15,112,813
                                                               -----------------
OIL SERVICES -- 1.4%
               4,479,000   Diamond Offshore Drilling, Inc.,
                              3.75%, 2/15/07                         4,722,546
                                                               -----------------
SPECIALTY STORES -- 0.6%
               3,000,000   Office Depot, Inc.,
                              5.00%, 12/11/07(4)                     1,897,500
                                                               -----------------
TOTAL CONVERTIBLE BONDS                                             29,450,359
                                                               -----------------
   (Cost $30,429,733)


See Notes to Financial Statements                www.americancentury.com      15


Equity Income--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 2.3%

ELECTRICAL UTILITIES -- 0.8%
              $1,134,147   Niagara Mohawk Holdings Inc.,
                              Series E, 7.375%, 7/1/03            $   1,136,334
               2,000,000   Niagara Mohawk Holdings Inc.,
                           Series H, 7.76%, 7/1/10(5)                 1,470,000
                                                                ----------------
                                                                      2,606,334
                                                                ----------------
MEDICAL PRODUCTS & SUPPLIES -- 1.5%
               5,750,000   Beckman Coulter Inc., 7.45%, 3/4/08        5,385,116
                                                                ----------------
TOTAL CORPORATE BONDS                                                 7,991,450
                                                                ----------------
   (Cost $8,234,017)

Principal Amount                                                           Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.4%
       Repurchase Agreement, State Street Boston
          Corp., (U.S. Treasury obligations), in a joint
          trading account at 5.25%, dated 9/30/99,
          due 10/1/99 (Delivery value $5,000,729)                 $   5,000,000
                                                              ------------------
   (Cost $5,000,000)
TOTAL INVESTMENT SECURITIES -- 100.0%                             $ 348,412,558
                                                             ===================
   (Cost $374,865,648)

NOTES TO SCHEDULE OF INVESTMENTS

STRYPES = Structured Yield Product Exchangeable for Stock

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 1999.)

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 1999 was $22,070,738, which represented 5.9% of net assets.

(4) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(5) Step-coupon security. The yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.


16          1-800-345-2021                   See Notes to Financial Statements


Small Cap Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                      INVESTOR CLASS                       INSTITUTIONAL CLASS
                    (INCEPTION 7/31/98)                    (INCEPTION 10/26/98)
             SMALL CAP          S&P SMALLCAP           SMALL CAP      S&P SMALLCAP
               VALUE        600/BARRA VALUE INDEX        VALUE    600/BARRA VALUE INDEX
6 MONTHS(1)    6.68%               11.01%                6.56%            11.01%
1 YEAR        13.25%               13.56%                 --               --
LIFE OF FUND   1.84%               -1.70%                5.92%           8.81%(2)

(1) Returns for periods less than one year are not annualized.

(2) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 48-50 for information about share classes, the S&P Small Cap 600/BARRA Value Index, and returns.

[mountain chart data below]

GROWTH OF $10,000 OVER LIFE OF FUND

              SMALL CAP   S&P SMALL CAP
                VALUE    600/BARRA VALUE
7/31/98       $10,000         $10,000
8/31/98        $8,620          $8,196
9/30/98        $9,020          $8,630
10/31/98       $9,820          $9,008
11/30/98      $10,240          $9,392
12/31/98      $10,331          $9,761
1/31/99        $9,928          $9,649
2/28/99        $9,443          $8,864
3/31/99        $9,576          $8,829
4/30/99       $10,203          $9,598
5/31/99       $10,872          $9,981
6/30/99       $11,089         $10,587
7/31/99       $11,089         $10,422
8/31/99       $10,642          $9,985
9/30/99       $10,215          $9,801

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P SmallCap 600/BARRA Value Index is provided for comparison. Small Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P SmallCap 600/BARRA Value Index do not. The graph is based on Investor Class shares only; performance for the other class will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart data below]
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING SEPTEMBER 30)

        SMALL CAP    S&P 600/
          VALUE     BARRA VALUE
9/30/98    -9.80     -13.69
9/30/99    13.25      13.56

* From 7/31 to 9/30


                                                 www.americancentury.com      17


Small Cap Value--Q&A
--------------------------------------------------------------------------------

[photo of Todd Vingers and Ben Giele]

     An interview with Todd Vingers and Ben Giele, portfolio managers on the Small Cap Value Fund Investment team.

HOW DID SMALL CAP VALUE PERFORM FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     Although Small Cap Value posted a 6.68% gain for the period, the fund lagged its benchmark, the S&P SmallCap 600/BARRA Value Index, which advanced 11.01%.* Since its inception on July 31, 1998, the fund has gained 1.84% versus a 1.70% decline for the index.

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

     To begin with, the difference in the treatment of value stocks between the second and third calendar quarters was the equivalent of night and day. In the second quarter, investors "rediscovered" attractively priced companies, especially smaller firms, and Small Cap Value gained 15.80%. Unfortunately, the change in sentiment was short-lived. Two interest rate increases by the Federal Reserve in the third quarter sent investors back into the narrow group of large stocks that have led the stock market for quite some time. As a result, Small Cap Value gave back half its second quarter gain, declining 7.8%.

     From an investment standpoint, our largest industry group, food and beverage companies, representing 12% of investments, didn't live up to our expectations. The relatively slow growth and "boring" but stable cash flows at food companies have failed to capture investors' interest during this time of growth in promising but unproven Internet concepts.

     Small Cap Value's progress was also slowed by its relatively light weighting in technology stocks-the area of the market that performed the best over the period. We had about 7% of the fund invested in technology names, versus the 14% weighting that fueled the benchmark. Because of our value-driven approach, and our reluctance to invest in high expectation stocks, we are currently avoiding most technology issues.

COULD YOU BRIEFLY REVIEW THE METHODOLOGY YOU USE TO FIND VALUE COMPANIES FOR THE PORTFOLIO?

     Sure. Our goal is to find fundamentally sound companies that are temporarily out of favor in the market. These firms may be undervalued as a result of a transitory problem at the company, temporary economic conditions in their industry, or simply because the stock market has overlooked them.

     To find good investments, we start by looking for stocks that are statistically inexpensive as measured by a number of factors such as price-to-earnings, price-to-cash flow, and price-to-book value. Next we determine what we believe is the "fair value" warranted by the business in the stock market. If the stock price's current discount to this intrinsic value is enough to offset the risks, we normally initiate a position. The more favorable this risk-to-reward relationship, the larger the position we might take.

     If we do our analysis correctly, the companies we pick should return to fair

[left margin]

"...THE DIFFERENCE IN THE TREATMENT OF VALUE STOCKS BETWEEN THE SECOND AND THIRD CALENDAR QUARTERS WAS THE EQUIVALENT OF NIGHT AND DAY."


PORTFOLIO AT A GLANCE
                              9/30/99           3/31/99
NUMBER OF COMPANIES             71                72
MEDIAN P/E RATIO               12.4              12.9
MEDIAN MARKET                  $622              $567
CAPITALIZATION                MILLION           MILLION
PORTFOLIO TURNOVER             90%(1)            153%(2)
EXPENSE RATIO
   (INVESTOR CLASS)           1.25%(3)          1.25%(3)

(1) Six months ended 9/30/99.

(2) For the period 7/31/98 to 3/31/99.

(3) Annualized.


Investment terms are defined in the Glossary on pages 50-51.

* All fund returns referenced in this interview are for Investor Class shares.


18      1-800-345-2021


Small Cap Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

value over time. As a stock's price climbs to a level approaching what we think is fair market value, we start to sell it and reallocate the proceeds toward more undervalued candidates.

WHICH STOCKS CONTRIBUTED THE MOST TO THE FUND'S PERFORMANCE OVER THE PERIOD?

     When stock prices of good companies are so cheap, we tend to see significant merger and acquisition activity. Consistent with this, our performance during the period was enhanced by several buyouts. The most prominent example was Sbarro, the nationwide chain of cafeteria-style Italian restaurants (many of them in shopping malls). In August, shareholders accepted the Sbarro family's offer to purchase the remaining 65% of the company. From the deal's announcement until it closed in late September, we increased our Sbarro position to almost 5% of the fund as the stock continued to trade at a significant discount to the buyout price. The gap occurred because investors feared that higher interest rates might scuttle the stock purchase. Our research convinced us that this wouldn't be a problem, so we bought additional shares on this weakness. We sold our position at a substantial gain when the deal closed.

WHAT OTHER HOLDINGS ADDED TO PERFORMANCE?

     AFC Cable Systems and Nalco Chemical Company were two other buyouts that contributed significantly to our results. AFC Cable, which makes cable and wiring systems for communications networks, was bought by the conglomerate Tyco International. Nalco, a provider of water treatment services and chemicals, was taken over by a French firm, Suez Lyonnaise.

     Turning to other investments, our relative overweighting in the energy sector began paying off in the first quarter when oil and gas prices began to rebound. The turnaround was the result of oil-producing nations finally complying with OPEC's output reductions, and an increase in global demand as Asian economies began to get their feet back under them. One of our best performing energy stocks was Devon Energy Corp., a small Oklahoma-based oil and gas producer. We reduced our stake in Devon by half after it climbed sharply in the spring and summer. Other strong performers in the sector included Swift Energy and Apache Corp. We sold our position in Apache after strong second-quarter earnings boosted its stock price.

WHAT POSITIONS DIDN'T PERFORM AS WELL AS YOU'D HOPED?

     As mentioned earlier, some of our food and beverage investments didn't hold up. These included Omega Protein, Vlasic Foods International, and Chiquita Brands International. To a certain extent, slowing sales growth and low commodity prices weighed on the industry as a whole. However, there were company-specific problems as well. Omega's stock price has fallen in the midst of record low prices for soybeans--a competing cattle food supplement--and lower livestock prices in general. Chiquita has been hurt by the European Union's stringent banana quota, and Vlasic has lost market share in certain product lines to more aggressive competition. We have eliminated our positions in Vlasic and Chiquita for the time being, but continue to await a cyclical rebound at Omega.

[right margin]

TOP TEN HOLDINGS
                                  % OF FUND INVESTMENTS
                                  AS OF            AS OF
                                 9/30/99          3/31/99
AGL RESOURCES INC.                3.9%              2.0%
DEPARTMENT 56, INC.               3.3%              1.5%
BELCO OIL & GAS CORP.             3.2%              2.6%
BECKMAN COULTER INC.              2.9%              2.6%
OMEGA PROTEIN CORP.               2.6%              2.4%
DENTSPLY
     INTERNATIONAL INC.           2.6%              2.1%
RADIAN GROUP INC.                 2.5%               -
GTECH HOLDINGS CORP.              2.4%              2.5%
INTERSTATE
     BAKERIES CORP.               2.4%              2.5%
LANCE, INC.                       2.3%              2.5%


TOP FIVE INDUSTRIES
                                   % OF FUND INVESTMENTS
                                   AS OF            AS OF
                                  9/30/99          3/31/99
FOOD & BEVERAGE                   12.0%             12.4%
PROPERTY AND
     CASUALTY INSURANCE            7.2%              8.1%
LEISURE                            6.9%              4.5%
ENERGY RESERVES
     & PRODUCTION                  6.7%              7.8%
ELECTRICAL UTILITIES               6.2%              4.0%


                                                 www.americancentury.com      19


Small Cap Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WERE THERE ANY OTHER DISAPPOINTMENTS?

     In the financial services area, higher interest rates typically hurt stock prices due to the perception of vulnerability in lenders and insurers. We were able to sidestep some of the damage from rising rates by investing in lenders and insurers with conservative balance sheets and aggressive share repurchase plans. However, one financial company in the portfolio, ARM Financial Group, hurt performance disproportionately. ARM provides guaranteed investment contracts to institutions, and annuities and other investment savings products to individual investors. We eliminated the stock, but not before it reported a large--and unexpected--second quarter loss. Several class-action lawsuits have been filed alleging that ARM misrepresented its financial condition to boost its stock price.

WHAT OTHER CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE SIX MONTHS?

     We tend to scale out of stocks and industry sectors as they approach fair value and add to holdings that have become more undervalued but appear fundamentally sound. Accordingly, we have cut back our energy weighting since the beginning of the year and are continuing to add selectively to names in consumer staples and consumer cyclicals.

     Certainly, when we've done our homework and believe we have identified a good company at a great price, we'll buy additional shares, even if the stock continues to decline. AGL Resources, our largest holding, is a good example. AGL is a natural gas distributor serving Georgia and part of Tennessee. With the deregulation of natural gas distribution in its area, AGL has had to shoulder expenditures to create a separate marketing arm. These expenses have reduced earnings in the short term, but we see this as a temporary problem given the company's ability to cut costs going forward. Therefore, we have increased our stake in the company even as its price has continued to slide.

WHAT IS YOUR OUTLOOK FOR SMALL-CAP VALUE STOCKS AND THE FUND GOING FORWARD?

     The value and growth investment styles move in and out of favor, and it's hard to predict when and for how long the pendulum will swing back to value stocks. We believe we own fundamentally sound companies whose valuations are particularly attractive relative to the broad market. When these types of companies are trading below fair market value, it's usually just a matter of time before a catalyst helps them regain investors' attention. We think that by sticking closely to our investment discipline and filling Small Cap Value with what we believe are the best value opportunities in the market, we will generate attractive relative returns over time at a comfortable risk.

[left margin]

"THE VALUE AND GROWTH INVESTMENT STYLES MOVE IN AND OUT OF FAVOR, AND IT'S HARD TO PREDICT WHEN AND FOR HOW LONG THE PENDULUM WILL SWING BACK TO VALUE
STOCKS."

[pie chart data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF SEPTEMBER 30, 1999

Convertible Preferred Stocks 2.2%
Common Stocks 97.8%


AS OF MARCH 31, 1999

Convertible Preferred Stocks 1.1%
Common Stocks 98.9%


20      1-800-345-2021


Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                          Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 97.8%

APPAREL & TEXTILES -- 0.8%

                   11,400  Wolverine World Wide, Inc.        $     129,675
                                                          ----------------------
BANKS -- 2.7%
                    3,400  Keystone Financial, Inc.                 81,069
                   12,600  MetroCorp Bancshares Inc.               112,612
                   10,075  Valley National Bancorp                 250,616
                                                          ----------------------
                                                                   444,297
                                                          ----------------------
CHEMICALS -- 2.7%
                    5,400  IMC Global Inc.                          78,638
                   26,700  Lilly Industries, Inc. Cl A             363,788
                                                          ----------------------
                                                                   442,426
                                                          ----------------------
CLOTHING STORES -- 2.2%
                   21,400  Claire's Stores, Inc.                   354,438
                                                          ----------------------
COMPUTER SOFTWARE -- 3.9%
                   12,000  Autodesk, Inc.                          262,500
                   48,400  Caere Corp.(1)                          370,562
                                                          ----------------------
                                                                   633,062
                                                          ----------------------
CONSUMER DURABLES -- 1.9%
                    8,000  National Presto Industries, Inc.        309,000
                                                          ----------------------
ELECTRICAL EQUIPMENT -- 4.0%
                   41,600  Griffon Corp.(1)                        332,800
                   48,200  X-Rite, Incorporated                    314,806
                                                          ----------------------
                                                                   647,606
                                                          ----------------------

ELECTRICAL UTILITIES -- 4.0%
                   10,200  IDACORP, Inc.                           307,275
                   18,600  Maine Public Service Co.                334,800
                                                          ----------------------
                                                                   642,075
                                                          ----------------------
ENERGY RESERVES & PRODUCTION -- 6.7%
                   76,700  Belco Oil & Gas Corp.(1)                517,725
                    4,200  Devon Energy Corp.                      174,038
                    1,800  Murphy Oil Corp.                         97,312
                   16,700  Swift Energy Co.(1)                     210,838
                   18,000  Titan Exploration, Inc.(1)               89,438
                                                          ----------------------
                                                                 1,089,351
                                                          ----------------------
EQUITY REAL ESTATE INVESTMENT TRUST -- 0.8%
                   12,000  Burnham Pacific Properties, Inc.        126,750
                                                          ----------------------
FOOD & BEVERAGE -- 12.0%
                   19,800  Chiquita Brands International, Inc.     117,562
                    2,800  Corn Products International, Inc.        85,225


Shares                                                                Value
--------------------------------------------------------------------------------
                    9,800  International Multifoods Corp.        $  225,400
                   16,700  Interstate Bakeries Corp.                384,100
                   28,700  Lance, Inc.                              373,997
                    5,400  Michael Foods, Inc.                      141,919
                  137,900  Omega Protein Corp.(1)                   422,319
                    8,400  Universal Foods Corp.                    192,675
                                                           ---------------------
                                                                  1,943,197
                                                           ---------------------
FOREST PRODUCTS & PAPER -- 2.3%
                    4,500  Rayonier, Inc.                           189,000
                   14,400  Wausau-Mosinee Paper Corp.               174,600
                                                           ---------------------
                                                                    363,600
                                                           ---------------------
GAS & WATER UTILITIES -- 5.3%
                   38,500  AGL Resources Inc.                       625,624
                    2,800  People's Energy Corp.                     98,525
                    4,400  Piedmont Natural Gas Co., Inc.           133,375
                                                           ---------------------
                                                                    857,524
                                                           ---------------------
HOME PRODUCTS -- 2.9%
                    3,800  Lancaster Colony Corp.                   121,956
                    5,100  National Service Industries, Inc.        160,650
                    8,100  WD-40 Co.                                189,591
                                                           ---------------------
                                                                    472,197
                                                           ---------------------
INDUSTRIAL PARTS -- 3.5%
                    8,600  Applied Power Inc.                       261,225
                   18,100  Flowserve Corp.                          300,912
                                                           ---------------------
                                                                    562,137
                                                           ---------------------
INDUSTRIAL SERVICES -- 1.5%
                    6,200  XTRA Corp.(1)                            246,450
                                                           ---------------------
LEISURE -- 6.9%
                   22,400  Department 56, Inc.(1)                   536,200
                   18,400  GTECH Holdings Corp.(1)                  394,450
                    8,700  Russ Berrie and Co., Inc.                182,156
                                                           ---------------------
                                                                  1,112,806
                                                           ---------------------
MEDICAL PRODUCTS & SUPPLIES -- 5.5%
                   10,400  Beckman Coulter Inc.                     469,300
                   18,500  Dentsply International Inc.              420,297
                                                           ---------------------
                                                                    889,597
                                                           ---------------------
MEDICAL PROVIDERS & SERVICES -- 0.5%
                   12,000  Health Management Associates, Inc.(1)     88,500
                                                           ---------------------
MINING & METALS -- 0.7%
                    8,600  Arch Coal Inc.                           105,888
                                                           ---------------------
MOTOR VEHICLES & PARTS - 2.2%
                   12,700  Superior Industries International, Inc.  355,600
                                                           ---------------------


See Notes to Financial Statements                  www.americancentury.com    21


Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
OIL REFINING -- 2.1%
                   34,400  Crown Central Petroleum Corp. Cl B(1)      206,400
                    5,000  Ultramar Diamond Shamrock Corp.            127,500
                                                             -------------------
                                                                      333,900
                                                             -------------------
PHARMACEUTICALS -- 0.7%
                   13,900  Perrigo Co.(1)                             109,028
                                                             -------------------
PROPERTY AND CASUALTY INSURANCE -- 7.2%
                   10,300  Frontier Insurance Group, Inc.              90,125
                   10,400  HCC Insurance Holdings, Inc.               174,850
                    8,300  Horace Mann Educators Corp.                214,244
                    2,900  Medical Assurance, Inc.                     72,681
                    5,500  PMI Group, Inc. (The)                      224,812
                    9,246  Radian Group Inc.                          397,000
                                                             -------------------
                                                                    1,173,712
                                                             -------------------
PUBLISHING -- 3.8%
                   11,300  Banta Corp.                                252,131
                   36,700  Schawk, Inc.                               357,825
                                                             -------------------
                                                                      609,956
                                                             -------------------
RESTAURANTS -- 1.6%
                   11,500  CBRL Group, Inc.                           177,891
                    4,800  Morton's Restaurant Group, Inc.(1)          84,300
                                                             -------------------
                                                                      262,191
                                                            --------------------
SECURITIES & ASSET MANAGEMENT -- 0.9%
                    3,900  John Nuveen Co. Cl A                       146,006
                                                            --------------------
SEMICONDUCTOR -- 2.8%
                    4,700  Arrow Electronics, Inc.(1)                  82,838
                    4,900  Avnet, Inc.                                205,800
                    8,800  Kent Electronics Corp.(1)                  162,800
                                                            --------------------
                                                                      451,438
                                                            --------------------


Shares                                                                 Value
--------------------------------------------------------------------------------
SPECIALTY STORES -- 2.5%
                   13,900  Boyds Collection, Ltd. (The)(1)            170,275
                   18,000  Duckwall-ALCO Stores, Inc.(1)              150,750
                    9,200  Guitar Center, Inc.(1)                      87,112
                                                             -------------------
                                                                      408,137
                                                             -------------------
THRIFTS -- 1.1%
                    7,800  Washington Federal, Inc.                   182,081
                                                             -------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 2.1%
                   19,200  Heartland Express, Inc.(1)                 272,400
                   10,000  Motor Cargo Industries, Inc.(1)             71,250
                                                              ------------------
                                                                      343,650
                                                              ------------------

TOTAL COMMON STOCKS                                                15,836,275
                                                              ------------------
   (Cost $16,132,580)

CONVERTIBLE PREFERRED STOCKS -- 2.2%

ELECTRICAL UTILITIES
                   20,300  Avista Corp., Series L, $1.24               355,250
                                                              ------------------
   (Cost $349,078)
TOTAL INVESTMENT SECURITIES -- 100.0%                              $16,191,525
                                                              ==================
   (Cost $16,481,658)

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.


22          1-800-345-2021                  See Notes to Financial Statements


Large Cap Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999*

                      INVESTOR CLASS (INCEPTION 7/30/99)
                    LARGE CAP VALUE       S&P 500/ BARRA VALUE
LIFE OF FUND            -8.56%                   -6.35%

*Returns for periods less than one year are not annualized.

See pages 48-50 for information about share classes, the S&P 500/BARRA Index, and returns.

[mountain chart data below]

PERFORMANCE OF $10,000 OVER LIFE OF FUND
                 S&P 500/        LARGE CAP
                BARRA VALUE       VALUE
7/30/1999        $10,000        $10,000
8/31/1999         $9,560         $9,747
9/30/1999         $9,144         $9,366

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500/BARRA Value Index is provided for comparison. Large Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500/BARRA Value Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                 www.americancentury.com      23


Large Cap Value--Q&A
--------------------------------------------------------------------------------

[photo of Mark Mallon and Charles Ritter]

     An interview with Mark Mallon and Charles Ritter, portfolio managers on the Large Cap Value investment team.

LARGE CAP VALUE WAS INTRODUCED ON JULY 30, 1999. HOW HAS IT PERFORMED DURING ITS FIRST TWO MONTHS IN OPERATION?

     We'd first like to take this opportunity to welcome investors to the fund.

     Unfortunately, Large Cap Value started out in a difficult market environment for value-oriented funds. Since its inception, the fund has declined 8.56%.* Its benchmark, the S&P 500/BARRA Value Index, fell 6.35% during the period. The S&P 500 Index fell 3.22%.

WHAT MARKET FACTORS INFLUENCED THIS PERFORMANCE?

     The greatest factor affecting Large-Cap Value's performance was its investment style. Just prior to our fund's launch, growth stocks regained the spotlight. We've been in a period of narrow market leadership for some time now, and frustratingly, that leadership has become even narrower in recent months. Investors only seem comfortable holding a small handful of richly priced growth and technology companies--firms that do not generally fit Large Cap Value's emphasis on buying attractively priced stocks.

     Additionally, Large Cap Value has more of a value bias than most other value-oriented funds--and even more than its performance benchmark. That means it has a greater-than-average exposure to stocks with low price-to-earnings or price-to-book ratios. As a result, Large Cap Value will likely perform better than many of its peers when the value style is in favor but will probably lag a bit more when the market is rewarding growth stocks.

SINCE THIS IS YOUR FIRST REPORT TO INVESTORS, WILL YOU DESCRIBE HOW THE FUND IS MANAGED?

     Certainly. We use a disciplined, bottom-up investment approach, selecting companies one at a time for Large Cap Value's portfolio. That means we buy and sell stocks on the basis of their individual merits, rather than in response to industry or sector themes. Good value stocks are those that are bought relatively inexpensively and then increase in share price over time as positive developments affect their specific businesses, industries or the economic environment.

     To find these stocks, we use a special database that identifies attractively priced stocks. We begin by comparing current statistical values, such as price-to-earnings ratios (market price divided by the company's earnings per share over a 12-month period), or price-to-book ratios (market price compared to the company's liquidation value) to the historical level of these ratios for each stock. We also look for companies with high cash flow and above-average dividend growth potential. Next, we rely on fundamental research to capture companies that are financially strong and appear to have good long-term prospects. We focus primarily on larger companies--those with a market capitalization greater than $5 billion--and we also pay attention to sector and industry allocations in order to maintain a well-diversified portfolio.

[left margin]

"THE GREATEST FACTOR AFFECTING LARGE-CAP VALUE'S PERFORMANCE WAS ITS INVESTMENT STYLE. JUST PRIOR TO OUR FUND'S LAUNCH, GROWTH STOCKS REGAINED THE SPOTLIGHT."

PORTFOLIO AT A GLANCE
                                     9/30/99
NUMBER OF COMPANIES                    86
MEDIAN P/E RATIO                      16.0
MEDIAN MARKET                        $18.4
   CAPITALIZATION                   BILLION
PORTFOLIO TURNOVER                  13%(1)
EXPENSE RATIO (INVESTOR CLASS)     0.90%(2)

(1) For the period from 7/30/99 to 9/30/99.

(2) Annualized.

Investment terms are defined in the Glossary on page 50-51.

* All fund returns referenced in this interview are for Investor Class shares.


24      1-800-345-2021


Large Cap Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

GIVEN THE DIFFICULT MARKET FOR VALUE STOCKS, WHERE HAVE YOU FOUND GOOD OPPORTUNITIES?

     While it has only a modest technology position, Large Cap Value's best-performing stocks were in the telecommunications, computer equipment and software areas. Computer software manufacturers have enjoyed robust growth due to a healthy U.S. economy. Businesses are growing, the employment rate is high and wages are up--all of which are fueling healthy demand for computers and software. Large Cap Value's strongest contributor to returns, Computer Associates International, is a sound, well-managed software and services provider. Demand for the company's client/server products is strong, and the company is also having success with its systems' management product, whose components it intends to market individually. The company has a reputation for making strategic acquisitions and is beginning to feel the synergies of its recent acquisition of software maker Platinum Technologies.

     Oracle Systems and Sun Microsystems also contributed. Oracle is the world's largest maker of database management systems software that allows users to create and use data in computer-based files. The company wisely designed its products to work through the Internet, a strategy that is paying off nicely as more companies are moving their systems online. Oracle's share price was down earlier this year due to investor disappointment over slow revenue growth, but good results in the second quarter have rekindled the market's interest and the stock is rebounding nicely.

     Sun manufactures network-based computer systems and software for both commercial and technical applications. Investors had been concerned that demand for the popular Windows software might hurt Sun, but demand for Sun's products has remained strong as corporations around the globe move into company-wide networking and the Internet.

WHAT'S DRIVING GROWTH IN THE TELECOMMUNICATIONS INDUSTRY?

     The same factors that are driving growth for computer companies are also helping telecommunications equipment providers, and Large Cap Value's stake there has been beneficial. Nortel Networks, a leading supplier of equipment for telecommunications systems, added significantly to returns. The company has transformed itself from a manufacturer of equipment for voice networks to a provider of integrated network solutions with its acquisition last fall of Bay Networks, which specializes in data networking. Investors have demonstrated their approval and the stock is moving up.

WHICH INDUSTRIES OR STOCKS WERE THE MOST DISAPPOINTING?

     Financial companies were the biggest source of our problems, even though Large Cap Value was underweighted in this group relative to its index. The Federal Reserve moved short-term interest rates up 50 basis points during the period, which pressured banks and insurance companies. Competition has become more intense in the financial services industry, and many banks were not able to meet overly optimistic market expectations. These stocks were punished disproportionately. Examples of holdings in this sector whose performance was disappointing included First Union, Bank of America, Allstate and Chubb.

     Large Cap Value's returns were also dampened by its stake in healthcare.

[right margin]

TOP TEN HOLDINGS
                                 % OF FUND INVESTMENTS
                                          AS OF
                                         9/30/99
EXXON CORP.                               3.3%
FORD MOTOR CO.                            3.0%
CITIGROUP INC.                            2.4%
BELL ATLANTIC CORP.                       2.2%
PHILIP MORRIS COMPANIES INC.              2.1%
AT&T CORP.                                2.1%
FPL GROUP, INC.                           1.9%
MCI WORLDCOM, INC.                        1.9%
INTERNATIONAL BUSINESS
   MACHINES CORP.                         1.9%
MOBIL CORP.                               1.9%

TOP FIVE INDUSTRIES

                                  % OF FUND INVESTMENTS
                                          AS OF
                                         9/30/99
BANKS                                     12.8%
ENERGY RESERVES AND PRODUCTION             7.9%
TELEPHONE                                  7.8%
PROPERTY AND CASUALTY INSURANCE            5.7%
ELECTRICAL UTILITIES                       5.2%


                                                 www.americancentury.com      25


Large Cap Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

Competition in this industry is intense, and managed-care companies have been fighting to control costs, build membership, and gain economies of scale. One of our holdings in this group is Healthsouth, the nation's largest provider of outpatient rehabilitative services. After a prolonged period of strong growth, Healthsouth is facing more competitive conditions. Even though the company announced that its third- and fourth-quarter operating margins would be lower than anticipated, we believe that Healthsouth's problems are transitory and are maintaining our position.

FORD IS ONE OF LARGE CAP VALUE'S LARGEST HOLDINGS. WHAT DREW YOU TO THIS STOCK?

     Ford screens attractively on our free cash flow models. As in past cycles, concerns around how well the big automaker can perform if the economy slows have kept Ford's stock price treading water in recent months. But the combination of improving overall global manufacturing efficiency, along with a large cash hoard on the balance sheet and the introduction of several interesting new models, provides upside potential versus today's modest valuation. The stock also has an above market 3.8% current dividend.

DO YOU ANTICIPATE MAKING ANY SIGNIFICANT STRUCTURAL CHANGES TO THE PORTFOLIO IN THE MONTHS AHEAD?

     Not currently. As we mentioned earlier, we manage Large Cap Value using a bottom-up, stock-by stock approach. However, an event or trend affecting one company in a given industry often affects others in that industry as well. An industry that is undergoing a wave of merger activity, for example, may serve as a hotbed of good value opportunities, which could result in a higher weighting in that area. Our focus, however, remains trained on finding solid, fundamentally strong companies selling at the most attractive prices. We believe these companies will offer the best long-term opportunities for investors when the market again rewards value investors.

[left margin]

"OUR FOCUS, HOWEVER, REMAINS TRAINED ON FINDING SOLID, FUNDAMENTALLY STRONG COMPANIES SELLING AT THE MOST ATTRACTIVE PRICES."


[pie chart data below]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF SEPTEMBER 30, 1999

Temporary Cash Investments 5.4%
Common Stocks 94.6%


26      1-800-345-2021


Large Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.6%

APPAREL & TEXTILES -- 0.7%
                   2,900   Liz Claiborne, Inc.                    $    89,900
                                                             -------------------
BANKS -- 12.8%
                   6,700   Banc One Corp.                             233,244
                   4,000   BankAmerica Corp.                          222,750
                   2,700   Chase Manhattan Corp.                      203,512
                   7,100   Citigroup Inc.                             312,400
                   4,500   First Union Corp.                          160,031
                   2,800   Fleet Financial Group, Inc.                102,550
                   3,500   KeyCorp                                     90,344
                   3,500   National City Corp.                         93,406
                   2,700   Summit Bancorp.                             87,581
                   4,800   U.S. Bancorp                               144,900
                                                               -----------------
                                                                    1,650,718
                                                               -----------------
CHEMICALS -- 2.8%
                   3,000   Air Products and Chemicals, Inc.            87,188
                   2,000   FMC Corp.(1)                                96,500
                     700   Minnesota Mining &
                              Manufacturing Co.                        67,244
                   5,100   Sherwin-Williams Co.                       106,781
                                                                ----------------
                                                                      357,713
                                                                ----------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.9%
                   1,200   Hewlett-Packard Co.                        110,400
                   1,500   Sun Microsystems, Inc.(1)                  139,547
                                                                ----------------
                                                                      249,947
                                                                ----------------
COMPUTER SOFTWARE -- 4.5%
                   2,200   Computer Associates International, Inc.    134,750
                   2,000   International Business Machines Corp.      242,750
                   1,400   Microsoft Corp.(1)                         126,831
                   1,600   Oracle Corp.(1)                             72,850
                                                                ----------------
                                                                      577,181
                                                                ----------------
CONSUMER DURABLES -- 1.0%
                   2,000   Whirlpool Corp.                            130,625
                                                                ----------------
DEFENSE/AEROSPACE -- 1.9%
                   2,800   Boeing Co.                                 119,350
                   3,900   Lockheed Martin Corp.                      127,481
                                                                ----------------
                                                                      246,831
                                                               -----------------

Shares                                                                  Value
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 1.6%
                   3,500   Dillard's Inc. Cl A                    $    71,094
                   4,200   Sears, Roebuck & Co.                       131,775
                                                               -----------------
                                                                      202,869
                                                               -----------------
ELECTRICAL EQUIPMENT -- 4.5%
                   4,100   Harris Corp.                               113,262
                   3,900   ITT Industries, Inc.                       124,069
                   2,000   Lucent Technologies Inc.                   129,750
                     700   Motorola, Inc.                              61,600
                   2,900   Nortel Networks Corp.                      147,900
                                                               -----------------
                                                                      576,581
                                                               -----------------
ELECTRICAL UTILITIES -- 5.2%
                   3,500   American Electric Power Co., Inc.          119,438
                   4,600   Constellation Energy Group                 129,375
                   6,900   Edison International                       167,756
                   5,000   FPL Group, Inc.                            251,875
                                                                ----------------
                                                                      668,444
                                                                ----------------
ENERGY RESERVES & PRODUCTION -- 7.9%
                   2,400   Chevron Corp.                              213,000
                   5,600   Exxon Corp.                                425,250
                   2,400   Mobil Corp.                                241,800
                   2,300   Royal Dutch Petroleum Co.
                              New York Shares                         135,844
                                                                ----------------
                                                                    1,015,894
                                                                ----------------
ENVIRONMENTAL SERVICES -- 0.8%
                   5,500   Waste Management, Inc.                     105,875
                                                                ----------------
FINANCIAL SERVICES -- 3.8%
                   4,000   Countrywide Credit Industries, Inc.        129,000
                   3,300   Fannie Mae                                 206,869
                   4,000   Household International, Inc.              160,500
                                                                ----------------
                                                                      496,369
                                                                ----------------
FOOD & BEVERAGE -- 1.7%
                   4,600   ConAgra, Inc.                              103,788
                   3,900   PepsiCo, Inc.                              117,975
                                                                ----------------
                                                                      221,763
                                                                ----------------
GAS & WATER UTILITIES -- 0.9%
                   5,800   Sempra Energy                              120,712
                                                                ----------------
HEAVY ELECTRICAL EQUIPMENT -- 2.4%
                   2,100   Cooper Industries, Inc.                     98,175
                   3,300   Emerson Electric Co.                       208,519
                                                                ----------------
                                                                      306,694
                                                                ----------------


See Notes to Financial Statements                 www.americancentury.com     27


Large Cap Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 1.8%
                   2,700   Parker-Hannifin Corp.                 $    120,994
                   3,500   Snap-on Inc.                               113,750
                                                                ----------------
                                                                      234,744
                                                                ----------------
INFORMATION SERVICES -- 0.4%
                   1,100   Electronic Data Systems Corp.               58,231
                                                                ----------------
LEISURE -- 2.2%
                   2,600   Eastman Kodak Co.                          196,138
                   5,000   Mattel, Inc.                                95,000
                                                                ----------------
                                                                      291,138
                                                                ----------------
LIFE AND HEALTH INSURANCE -- 0.9%
                   4,600   Torchmark Corp.                            119,025
                                                                ----------------
MEDIA -- 2.1%
                   4,100   Disney (Walt) Co.                          106,088
                   2,500   MediaOne Group Inc.(1)                     170,781
                                                                ----------------
                                                                      276,869
                                                                ----------------
MEDICAL PROVIDERS & SERVICES -- 2.4%
                   4,800   Columbia/HCA Healthcare Corp.              101,700
                  13,000   Healthsouth Rehabilitation Corp.(1)         78,812
                   2,700   United HealthCare Corp.                    131,456
                                                                ----------------
                                                                      311,968
                                                                ----------------
MINING & METALS -- 0.9%
                   4,600   Crown Cork & Seal Co., Inc.                111,550
                                                                 ---------------
MOTOR VEHICLES & PARTS -- 3.0%
                   7,700   Ford Motor Co.                             386,444
                                                                 ---------------
OIL REFINING -- 2.8%
                   3,644   Conoco Inc. Cl B                            99,754
                   2,400   Texaco Inc.                                151,500
                   3,900   USX-Marathon Group                         114,075
                                                                ----------------
                                                                      365,329
                                                                ----------------
PHARMACEUTICALS -- 2.4%
                   1,600   American Home Products Corp.                66,400
                     500   Lilly (Eli) & Co.                           32,000
                   2,100   Merck & Co., Inc.                          136,106
                   3,800   Mylan Laboratories Inc.                     69,825
                                                                ----------------
                                                                      304,331
                                                                ----------------
PROPERTY AND CASUALTY INSURANCE -- 5.7%
                   6,400   Allstate Corp.                             159,600
                   2,800   Chubb Corp. (The)                          139,475
                   2,800   MBIA Inc.                                  130,550


Shares                                                                 Value
--------------------------------------------------------------------------------
                   2,700   MGIC Investment Corp.                 $    128,925
                   2,100   SAFECO Corp.                                58,734
                   4,200   St. Paul Companies, Inc.                   115,500
                                                                ----------------
                                                                      732,784
                                                                ----------------
PUBLISHING -- 2.6%
                   2,500   American Greetings Corp. Cl A               64,375
                   2,700   Deluxe Corp.                                91,800
                   3,200   Knight-Ridder, Inc.                        175,600
                                                                ----------------
                                                                      331,775
                                                                ----------------
RESTAURANTS -- 1.2%
                   3,600   McDonald's Corp.                           154,800
                                                                ----------------
SECURITIES & ASSET MANAGEMENT -- 0.5%
                   2,100   Franklin Resources, Inc.                    64,575
                                                                ----------------
SEMICONDUCTOR -- 0.4%
                     700   Texas Instruments Inc.                      57,575
                                                                ----------------
TELEPHONE -- 7.8%
                   6,200   AT&T Corp.                                  269,700
                   4,300   Bell Atlantic Corp.                         289,444
                   2,600   GTE Corp.                                   199,875
                   3,400   MCI WorldCom, Inc.(1)                       244,269
                                                                ----------------
                                                                     1,003,288
                                                                ----------------
THRIFTS -- 1.0%
                   4,500   Washington Mutual, Inc.                     131,625
                                                                ----------------
TOBACCO -- 2.1%
                   7,900   Philip Morris Companies Inc.                270,081
                                                                ----------------
TOTAL COMMON STOCKS                                                 12,224,248
                                                                ----------------
   (Cost $13,257,977)

TEMPORARY CASH INVESTMENTS -- 5.4%

    Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.21%, dated 9/30/99,
       due 10/1/99 (Delivery value $100,014)                           100,000

    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 5.25%, dated 9/30/99,
       due 10/1/99 (Delivery value $600,088)                           600,000
                                                               -----------------
TOTAL TEMPORARY CASH INVESTMENTS                                       700,000
                                                               -----------------
   (Cost $700,000)
TOTAL INVESTMENT SECURITIES -- 100.0%                           $12,924,248
                                                               =================
   (Cost $13,957,977)

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.


28          1-800-345-2021                    See Notes to Financial Statements


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 1999 (UNAUDITED)

                                                       VALUE          EQUITY INCOME       SMALL CAP           LARGE CAP
                                                                                           VALUE               VALUE
ASSETS
Investment securities--unaffiliated,
at value (identified
  cost of $1,843,730,917, $364,062,
  369, $16,481,658,
  and $13,957,977,
  respectively) (Note 3) ....................   $ 1,699,053,934    $   337,176,546    $    16,191,525    $    12,924,248
Investment securities--affiliated,
  at value (identified cost
  of $202,099,145 and
  $10,803,279) (Note 5) .....................       186,357,013         11,236,012               --                 --
Cash ........................................              --           20,159,637            141,119               --
Receivable for investments sold .............         8,446,201          8,693,400          1,270,256               --
Receivable for variation margin
  on futures contracts ......................         2,698,152               --                 --                 --
Dividends and interest receivable ...........         2,207,955          1,229,796             19,320             24,148
                                                  -------------        -----------         ----------         ----------

                                                  1,898,763,255        378,495,391         17,622,220         12,948,396
                                                  -------------        -----------         ----------         ----------

LIABILITIES
Disbursements in excess of
  demand deposit cash .......................        11,723,225               --                 --               76,195
Payable for investments purchased ...........        12,256,825          7,165,411            429,936             63,152
Accrued management fees (Note 2) ............         1,604,732            307,872             18,848              9,550
Distribution fees payable (Note 2) ..........            12,415              3,517               --                 --
Service fees payable (Note 2) ...............            12,415              3,517               --                 --
Accrued expenses and other liabilities ......            86,445             29,955              2,859                190
Payable for directors' fees and expenses ....             1,159                230                 10                  7
                                                  -------------        -----------         ----------         ----------

                                                     25,697,216          7,510,502            451,653            149,094
                                                  -------------        -----------         ----------         ----------

Net Assets ..................................   $ 1,873,066,039    $   370,984,889    $    17,170,567    $    12,799,302
                                                ===============    ===============    ===============    ===============


NET ASSETS CONSIST OF:
Capital (par value and
 paid-in surplus) ...........................   $ 1,923,367,257    $   369,235,263    $    17,043,768    $    13,887,549
Undistributed net investment income .........           441,984            265,532             27,562              2,452
Accumulated undistributed net
  realized gain
  (loss) on investments .....................       111,219,308         27,943,184            389,370            (56,970)
Net unrealized depreciation on
  investments (Note 3) ......................      (161,962,510)       (26,453,090)          (290,133)        (1,033,729)
                                                  -------------        -----------         ----------         ----------

                                                $ 1,873,066,039    $   370,990,889    $    17,170,567    $    12,799,302
                                                ===============    ===============    ===============    ===============

Investor Class
Net assets ..................................   $ 1,775,037,252    $   344,550,005    $    16,122,402    $    12,799,302
Shares outstanding ..........................       294,063,594         55,116,913          3,206,383          2,809,738
Net asset value per share ...................   $          6.04    $          6.25    $          5.03    $          4.56

Advisor Class
Net assets ..................................   $    57,546,023    $    17,023,092                N/A                N/A
Shares outstanding ..........................         9,535,179          2,723,630                N/A                N/A
Net asset value per share ...................   $          6.04    $          6.25                N/A                N/A

Institutional Class
Net assets ..................................   $    40,482,764    $     9,417,792    $     1,048,165                N/A
Shares outstanding ..........................         6,699,976          1,505,917            208,198                N/A
Net asset value per share ...................   $          6.04    $          6.25    $          5.03                N/A


See Notes to Financial Statements                 www.americancentury.com     29


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED  SEPTEMBER 30, 1999 (UNAUDITED)

                                                     VALUE       EQUITY INCOME       SMALL CAP       LARGE CAP
                                                                                       VALUE          VALUE(1)
INVESTMENT INCOME
Income:
Dividends (including $1,204,428 and $0
  from affiliates for
  Value and Equity Income, respectively) ....   $  21,858,025    $   6,011,877    $     159,542   $      45,892
Interest ....................................       2,415,464        1,416,903           11,774           7,022
                                                -------------    -------------    -------------   -------------
                                                   24,273,489        7,428,780          171,316          52,914
                                                -------------    -------------    -------------   -------------
Expenses (Note 2):
Management fees .............................      10,087,857        1,797,256          108,738          17,089
Distribution fees - Advisor Class ...........          78,650           19,721             --              --
Service fees - Advisor Class ................          78,650           19,721             --              --
Directors' fees and expenses ................          10,168            1,841               81              12
                                                -------------    -------------    -------------   -------------
                                                   10,255,325        1,838,539          108,819          17,101
                                                -------------    -------------    -------------   -------------

Net investment income .......................      14,018,164        5,590,241           62,497          35,813
                                                -------------    -------------    -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3)

Net realized gain (loss) on investments
  (includes $(1,652,893) and $169,971
  from affiliates for
  Value and Equity Income, respectively) ....     109,241,997       21,541,179          429,262         (56,970)
Change in net unrealized depreciation
  on investments ............................     (32,015,426)      (9,340,611)         109,879      (1,033,729)
                                                -------------    -------------    -------------   -------------
Net realized and unrealized gain (loss)
on investments ..............................      77,226,571       12,200,568          539,141      (1,090,699)
                                                -------------    -------------    -------------   -------------

Net Increase (Decrease) in Net Assets
Resulting from Operations ...................   $  91,244,735    $  17,790,809    $     601,638   $  (1,054,886)
                                                =============    =============    =============   =============

(1) July 30, 1999 (inception) through September 30, 1999.


30   1-800-345-2021                            See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
(UNAUDITED) AND YEAR ENDED MARCH 31, 1999

Increase (Decrease) in Net Assets
                                                    VALUE                               EQUITY INCOME
                                       SEPT. 30, 1999     MARCH 31, 1999     SEPT. 30, 1999     MARCH 31, 1999
OPERATIONS
Net investment income .............   $    14,018,164    $    26,795,802    $     5,590,241    $    10,637,986
Net realized gain (loss)
  on investments ..................       109,241,997        195,098,537         21,541,179         31,755,781
Change in net unrealized
  appreciation (depreciation)
  on investments ..................       (32,015,426)      (486,683,191)        (9,340,611)       (45,429,913)
                                          -----------       ------------         ----------        -----------
Net increase (decrease) in
net assets resulting from
  operations ......................        91,244,735       (264,788,852)        17,790,809         (3,036,146)
                                          -----------       ------------         ----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..................       (13,160,162)       (27,029,374)        (5,049,292)       (10,625,704)
  Advisor Class ...................          (344,559)          (556,573)          (219,062)          (199,229)
  Institutional Class .............          (330,516)          (232,110)          (128,262)           (26,713)
From net realized gains
on investment transactions:
  Investor Class ..................              --         (334,647,261)              --          (43,173,325)
  Advisor Class ...................              --           (8,157,990)              --             (824,603)
  Institutional Class .............              --           (2,250,870)              --                 (700)
In excess of net realized gains
on investment transactions:
  Investor Class ..................              --                 --                 --                 --
                                          -----------       ------------         ----------        -----------
Decrease in net assets
  from distributions ..............       (13,835,237)      (372,874,178)        (5,396,616)       (54,850,274)
                                          -----------       ------------         ----------        -----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ..............       (14,304,852)      (327,999,543)        47,106,510         12,684,149
                                          -----------       ------------         ----------        -----------
Net increase (decrease)
in net assets .....................        63,104,646       (965,662,573)        59,500,703        (45,202,271)
NET ASSETS
Beginning of period ...............     1,809,961,393      2,775,623,966        311,490,186        356,692,457
                                        -------------      -------------        -----------        -----------

End of period .....................   $ 1,873,066,039    $ 1,809,961,393    $   370,990,889    $   311,490,186
                                      ===============    ===============    ===============    ===============

Undistributed net
investment income .................   $       441,984    $       259,057    $       265,532    $        71,907
                                      ===============    ===============    ===============    ===============


See Notes to Financial Statements                www.americancentury.com      31


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED) AND YEAR ENDED MARCH
31, 1999

Increase  (Decrease) in Net Assets
                                                      SMALL CAP VALUE         LARGE CAP VALUE
                                            SEPT. 30, 1999  MARCH 31, 1999(1) SEPT. 30, 1999(2)
OPERATIONS
Net investment income ....................   $     62,497    $     64,053    $     35,813
Net realized gain (loss)
  on investments .........................        429,262          65,026         (56,970)
Change in net unrealized appreciation
  (depreciation) on investments ..........        109,879        (400,012)     (1,033,729)

Net increase (decrease) in net assets
  resulting from operations ..............        601,638        (270,933)     (1,054,886)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .........................        (52,866)        (37,689)        (33,361)
  Advisor Class ..........................           --              --              --
  Institutional Class ....................         (4,581)         (3,852)           --
From net realized gains
 on investment transactions:
  Investor Class .........................           --           (56,049)           --
  Advisor Class ..........................           --              --              --
  Institutional Class ....................           --            (8,977)           --
In excess of net realized gains
 on investment transactions:
  Investor Class .........................           --           (39,892)           --

Decrease in net assets
from distributions .......................        (57,447)       (146,459)        (33,361)

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets
  from capital share transactions ........      4,230,107      12,813,661      13,887,549

Net increase (decrease) in net assets ....      4,774,298      12,396,269      12,799,302

NET ASSETS
Beginning of period ......................     12,396,269            --              --

End of period ............................   $ 17,170,567    $ 12,396,269    $ 12,799,302

Undistributed net investment income ......   $     27,562    $     22,512    $      2,452

(1) July 31, 1998 (inception) through March 31, 1999.

(2) July 30, 1999 (inception) through September 30, 1999.


32    1-800-345-2021                           See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Value Fund (Value), Equity Income Fund (Equity Income), Small Cap Value Fund (Small Cap Value), and Large Cap Value Fund (Large Cap Value) (the funds) are four of the six funds issued by the corporation. The funds are diversified under the 1940 Act. The investment objective of Value, Small Cap Value and Large Cap Value is long-term capital growth. The production of income is a secondary objective. Value, Small Cap Value and Large Cap Value seek to achieve their investment objective by primarily investing in equity securities of companies that management believes to be undervalued at the time of purchase. Small Cap Value invests in companies with smaller market capitalization, Value invests in companies with medium to large market capitalization, and Large Cap Value invests in companies with larger market capitalization. The investment objective of Equity Income is the production of current income through investments in income producing equity securities. Capital appreciation is a secondary objective.

    The funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Small Cap Value had not commenced as of September 30, 1999. Sale of the Advisor Class and Institutional Class had not commenced for Large Cap Value as of September 30, 1999. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage each fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

                                                 www.americancentury.com      33

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    For the five month period ended March 31, 1999, Value and Equity Income incurred net capital losses of $26,479,648 and $2,296,664, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. Following is the management fee schedules for the funds:

                   VALUE       EQUITY      SMALL CAP        LARGE CAP
                               INCOME         VALUE           VALUE
Investor          1.00%         1.00%         1.25%       0.70%   to 0.90%
Advisor           0.75%         0.75%         1.00%       0.45%   to 0.65%
Institutional     0.80%         0.80%         1.05%       0.50%   to 0.70%

    The management fee for Large Cap Value varies depending on fund asset levels. As fund assets increase, the fee applied decreases

    For the six months ended September 30, 1999, the effective annual Investor Class management fee for Large Cap Value was 0.90%.

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the period were $157,300 and $39,442 for Value and Equity Income, respectively.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.


34   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended September 30, 1999 for Value, Equity Income and Small Cap Value for the period July 30, 1999 (inception) through September 30, 1999 for Large Cap Value, were as follows:

                          VALUE        EQUITY INCOME    SMALL CAP VALUE   LARGE CAP VALUE
Purchases ............ $1,281,946,895   $261,610,650      $18,325,691        $14,589,086
Proceeds from sales .. $1,331,678,942   $241,587,370      $14,870,733        $ 1,278,402

    On September 30, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                          VALUE        EQUITY INCOME    SMALL CAP VALUE    LARGE CAP VALUE
Appreciation ......... $   71,994,955   $  6,034,596      $   579,961         $    144,429
Depreciation .........   (256,210,751)   (35,913,382)      (1,418,506)          (1,178,158)
                      ---------------   --------------    -----------          -------------

Net .................. $ (184,215,796)  $(29,878,786)     $  (838,545)        $ (1,033,729)
                       ==============   ============      ===========         ============

Federal Tax Cost ..... $2,069,626,743   $378,291,344      $17,030,070         $ 13,957,977
                       ==============   ============      ===========         ============


                                               www.americancentury.com        35


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   All shares are $0.01 par value. Transactions in shares of the funds were as follows:

                                               VALUE                           EQUITY INCOME
                                     SHARES            AMOUNT            SHARES             AMOUNT
INVESTOR CLASS
Shares authorized ..........       500,000,000                            75,000,000
                                   ===========                            ==========
Six months ended September 30, 1999
Sold .......................        82,166,355    $   538,904,157         15,819,569    $   103,905,598
Issued in reinvestment
  of distributions .........         2,042,841         13,015,445            731,768          4,685,133
Redeemed ...................       (87,997,040)      (569,680,135)       (11,285,909)       (72,808,066)
                                   -----------       ------------        -----------        -----------
Net increase (decrease) ....        (3,787,844)   $   (17,760,533)         5,265,428    $    35,782,665
                                    ==========    ===============          =========    ===============
Year ended March 31, 1999
Sold .......................       118,264,078    $   794,918,831         28,666,383    $   190,764,951
Issued in reinvestment
  of distributions .........        59,242,080        356,864,255          8,142,886         50,735,119
Redeemed ...................      (230,575,028)    (1,525,819,152)       (36,724,976)      (244,017,477)
                                  ============     ==============        ===========       ============
Net increase
(decrease) .................       (53,068,870)   $  (374,036,066)            84,293    $    (2,517,407)
                                   ===========    ===============             ======    ===============
ADVISOR CLASS
Shares authorized ..........        25,000,000                            25,000,000
                                    ==========                            ==========
Six months ended September 30, 1999
  Sold .....................         2,668,269    $    17,385,491          1,109,944    $     7,223,564
Issued in reinvestment
  of distributions .........            54,555            347,336             31,511            201,368
Redeemed ...................        (2,592,221)       (16,969,387)          (477,401)        (3,085,055)
                                    ----------        -----------           --------         ----------
Net increase ...............           130,603    $       763,440            664,054    $     4,339,877
                                       =======    ===============            =======    ===============
Year ended March 31, 1999
Sold .......................         4,304,387    $    28,157,965          2,102,548    $    13,417,012
Issued in reinvestment
  of distributions .........         1,441,856          8,673,389            144,320            892,686
Redeemed ...................        (3,600,008)       (23,899,178)          (289,382)        (1,821,300)
                                    ----------        -----------           --------         ----------
Net increase ...............         2,146,235    $    12,932,176          1,957,486    $    12,488,398
                                     =========    ===============          =========    ===============
INSTITUTIONAL CLASS
Shares authorized ..........        25,000,000                            25,000,000
                                    ==========                            ==========
Six months ended September 30, 1999
Sold .......................         1,291,737    $     8,524,998          1,142,510    $     7,523,063
Issued in reinvestment
  of distributions .........            33,972            215,515             14,529             92,332
Redeemed ...................          (911,124)        (6,048,272)           (97,005)          (631,427)
                                      --------         ----------            -------           --------
Net increase ...............           414,585    $     2,692,241          1,060,034    $     6,983,968
                                       =======    ===============          =========    ===============
Year ended March 31, 1999(1)
Sold .......................         6,519,460    $    40,062,309            442,110    $     2,690,641
Issued in reinvestment
  of distributions .........           407,798          2,446,081              3,773             22,517
Redeemed ...................        (1,410,565)        (9,404,043)              --                 --
                                    ----------         ----------
Net increase ...............         5,516,693    $    33,104,347            445,883    $     2,713,158
                                     =========    ===============            =======    ===============


(1) Sale of the Institutional Class commenced on July 8, 1998 for Equity Income.


36          1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

   All shares are $0.01 par value. Transactions in shares of the funds were as follows:

                                        SMALL CAP VALUE                   LARGE CAP VALUE
                                      SHARES       AMOUNT               SHARES        AMOUNT
INVESTOR CLASS
Shares authorized                  50,000,000                         50,000,000
Six months ended               ===============                      ==============
  September 30, 1999(1)
Sold                                2,186,772    $11,489,626           3,032,626    $14,946,737
Issued in reinvestment
  of distributions                      9,816         52,321               7,095         32,212

Redeemed                          (1,402,401)     (7,311,840)           (229,983)    (1,091,400)
                                  ----------      ----------            --------     ----------

Net increase                         794,187      $4,230,107           2,809,738    $13,887,549
                                     =======      ==========           =========    ===========

Year ended March 31, 1999(2)
Sold                               3,844,651     $18,830,986
Issued in reinvestment
of distributions                      27,162         131,361
Redeemed                          (1,459,617)     (7,153,176)
                                  ----------      ----------

Net increase (decrease)            2,412,196     $11,809,171
                                   =========     ===========

INSTITUTIONAL CLASS
Shares authorized                 25,000,000                          25,000,000
Six months ended               ==============                       ============
  September 30, 1999
Sold                                  --                 --
Issued in reinvestment
  of distributions                    --                 --
Redeemed                              --                 --
                               --------------    ------------
Net increase                          --                 --
                               ==============    ============
Year ended March 31, 1999(3)
Sold                                211,202       $1,020,384
Issued in reinvestment
  of distributions                    2,655           12,829
Redeemed                             (5,659)         (28,723)
                                     ------          -------
Net increase                        208,198       $1,004,490
                                    =======       ==========

(1) Sale of the Investor Class commenced on July 30, 1999 for Large Cap Value.

(2) Sale of the Investor Class commenced on July 31, 1998 for Small Cap Value.

(3) Sale of the Institutional Class commenced on October 26, 1998 for Small Cap Value.


                                                 www.americancentury.com      37


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 1999, follows:

                      SHARE BALANCE   PURCHASE         SALES        REALIZED       DIVIDEND         SEPTEMBER 30, 1999
FUND/ISSUER              3/31/99        COST           COST           GAIN          INCOME     SHARE BALANCE   MARKET VALUE

VALUE
Flowserve Corp.         2,083,300   $ 4,486,365    $   917,066    $  (141,325)    $  574,938     2,316,000    $  38,503,500
GTECH Holdings Corp.    2,000,000       236,311     10,225,728     (1,746,052)            --     1,686,300       36,150,056
LabOne, Inc.(1)           420,000            --             --             --        239,400       630,000(2)     6,004,688
Littelfuse, Inc.          836,500     5,665,378        866,065        112,053            --      1,085,400       24,184,069
Superior Industries
  International, Inc.   2,292,000       125,080      7,732,106        122,431        390,090     2,018,000       56,504,000
XTRA Corp.                521,600     4,613,170             --             --             --       629,200       25,010,700
                                    -----------    -----------    -----------     ----------                   ------------
                                    $15,126,304    $19,740,965    $(1,652,893)    $1,204,428                   $186,357,013
                                    ===========    ===========    ===========     ==========                   ============
EQUITY INCOME
National Presto
Industries, Inc.          364,800      $912,298     $3,707,590       $169,971             --       290,900      $11,236,012
                                    ===========    ===========    ===========     ==========                   ============

(1)  Formerly Lab Holdings Inc.
(2) Includes adjustments for shares received from stock split and/or stock spinoff during the period.

--------------------------------------------------------------------------------
6. BANK LOANS

  Value, Equity Income and Small Cap Value, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the six months ended September 30, 1999.

38   1-800-345-2021


Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                       FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                   Investor Class

                                               1999(1)           1999           1998           1997           1996         1995
PER-SHARE DATA
Net Asset Value,
Beginning of Period .....................$       5.77      $       7.73   $       6.58   $       6.32   $       5.46   $     4.98
                                         ------------      ------------   ------------   ------------   ------------   ----------

Income From Investment Operations
  Net Investment Income(2) ..............        0.05              0.08           0.10           0.12           0.13         0.12
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ............        0.26             (0.80)          2.35           0.87           1.34         0.75
                                         ------------      ------------   ------------   ------------   ------------   ----------

  Total From Investment Operations ......        0.31             (0.72)          2.45           0.99           1.47         0.87
                                         ------------      ------------   ------------   ------------   ------------   ----------

Distributions
  From Net Investment Income ............       (0.04)            (0.09)         (0.10)         (0.12)         (0.12)       (0.12)
  In Excess of Net Investment Income ....        --                --             --            --(3)          (0.01)        --
  From Net Realized Gains on
  Investment Transactions ...............        --               (1.15)         (1.20)         (0.61)         (0.48)       (0.27)
                                         ------------      ------------   ------------   ------------   ------------   ----------

  Total Distributions ...................       (0.04)            (1.24)         (1.30)         (0.73)         (0.61)       (0.39)
                                         ------------      ------------   ------------   ------------   ------------   ----------

Net Asset Value, End of Period ..........$       6.04      $       5.77   $       7.73   $       6.58   $       6.32   $     5.46
                                         ============      ============   ============   ============   ============   ==========

  Total Return(4) .......................        5.42%            (9.88)%        39.94%         15.92%         28.06%       18.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...................        1.00%(5)          1.00%          1.00%          1.00%          0.97%        1.00%
Ratio of Net Investment Income
to Average Net Assets ...................        1.38%(5)          1.19%          1.38%          1.86%          2.17%        2.65%
Portfolio Turnover Rate .................          68%              130%           130%           111%           145%          94%
Net Assets, End
of Period (in thousands) ................$  1,775,037      $  1,719,367   $   2,713,562   $  1,743,582   $    881,885  $   348,281

(1) Six months ended September 30, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


See Notes to Financial Statements                 www.americancentury.com     39


Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                Advisor Class

                                                             1999(1)          1999          1998          1997(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period ..................  $     5.77       $     7.73    $     6.58    $     6.71
                                                         ----------       ----------    ----------    ----------

Income From Investment Operations
  Net Investment Income(3) ............................        0.04             0.06          0.08          0.05
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..........................        0.27            (0.80)         2.35          0.48
                                                         ----------       ----------    ----------    ----------

  Total From Investment Operations ....................        0.31            (0.74)         2.43          0.53
                                                         ----------       ----------    ----------    ----------

Distributions
  From Net Investment Income ..........................       (0.04)           (0.07)        (0.08)        (0.05)
  In Excess of Net Investment Income ..................        --               --            --           --(4)
  From Net Realized Gains on Investment Transactions ..        --              (1.15)        (1.20)        (0.61)
                                                         ----------       ----------    ----------    ----------

  Total Distributions .................................       (0.04)           (1.22)        (1.28)        (0.66)
                                                         ----------       ----------    ----------    ----------

Net Asset Value, End of Period ........................  $     6.04       $     5.77    $     7.73    $     6.58
                                                         ==========       ==========    ==========    ==========

  Total Return(5) .....................................        5.27%          (10.09)%       39.60%         8.07%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....        1.25%(6)         1.25%         1.25%         1.25%(6)
Ratio of Net Investment Income to Average Net Assets ..        1.13%(6)         0.94%         1.13%         1.50%(6)
Portfolio Turnover Rate ...............................          68%             130%          130%          111%
Net Assets, End of Period (in thousands) ..............  $   57,546       $   54,277    $   56,118    $   29,250

(1) Six months ended September 30, 1999 (unaudited).

(2) October 2, 1996 (commencement of sale) through March 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Per share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.


40    1-800-345-2021                           See Notes to Financial Statements


Value--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                     Institutional Class
                                                            1999(1)          1999          1998(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period ..................  $     5.78       $     7.73    $     7.84
                                                         ----------       ----------    ----------
Income From Investment Operations
  Net Investment Income(3) ............................        0.05             0.10          0.15
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..........................        0.26            (0.80)         1.02
                                                         ----------       ----------    ----------
  Total From Investment Operations ....................        0.31            (0.70)         1.17
                                                         ----------       ----------    ----------
Distributions
  From Net Investment Income ..........................       (0.05)           (0.10)        (0.08)
  From Net Realized Gains on Investment Transactions ..        --              (1.15)        (1.20)
                                                         ----------       ----------    ----------
  Total Distributions .................................       (0.05)           (1.25)        (1.28)
                                                         ----------       ----------    ----------
Net Asset Value, End of Period ........................  $     6.04       $     5.78    $     7.73
                                                         ==========       ==========    ==========
  Total Return(4) .....................................        5.36%           (9.52)%       17.14%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....        0.80%(5)         0.80%         0.80%(5)
Ratio of Net Investment Income to Average Net Assets ..        1.58%(5)         1.39%         2.97%(5)
Portfolio Turnover Rate ...............................          68%             130%          130%
Net Assets, End of Period (in thousands) ..............  $   40,483       $   36,318    $    5,944

(1) Six months ended September 30, 1999 (unaudited).

(2) July 31, 1997 (commencement of sale) through March 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


See Notes to Financial Statements                  www.americancentury.com    41



Equity Income--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                Investor Class

                                                1999(1)          1999          1998          1997         1996           1995(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period .......$      5.95      $      7.15   $      6.31   $      6.10   $      5.42   $      5.00
                                            -----------      -----------   -----------   -----------   -----------   -----------

Income From Investment Operations
  Net Investment Income(3) .................       0.10             0.22          0.25          0.22          0.20          0.09
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................       0.29            (0.23)         1.99          0.75          1.13          0.44
                                            -----------      -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations .........       0.39            (0.01)         2.24          0.97          1.33          0.53
                                            -----------      -----------   -----------   -----------   -----------   -----------

Distributions
  From Net Investment Income ...............      (0.09)           (0.23)        (0.24)        (0.21)        (0.19)        (0.09)
  In Excess of Net Investment Income .......       --               --            --           --(4)         (0.01)         --
  From Net Realized Gains on
  Investment Transactions ..................       --              (0.96)        (1.16)        (0.55)        (0.45)        (0.02)
                                            -----------      -----------   -----------   -----------   -----------   -----------
  Total Distributions ......................      (0.09)           (1.19)        (1.40)        (0.76)        (0.65)        (0.11)
                                            -----------      -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period .............$      6.25      $      5.95   $      7.15   $      6.31   $      6.10   $      5.42
                                            ===========      ===========   ===========   ===========   ===========   ===========

  Total Return(5) ..........................       6.60%           (0.44)%       37.78%        16.24%        25.67%        10.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................       1.00%(6)         1.00%         1.00%         1.00%         0.98%         1.00%(6)
Ratio of Net Investment Income
to Average Net Assets ......................       3.07%(6)         3.31%         3.52%         3.46%         3.51%         4.04%(6)
Portfolio Turnover Rate ....................         70%             180%          158%          159%          170%           45%
Net Assets, End of Period (in thousands) ...$   344,550      $   296,585   $   355,962   $   199,388   $   116,692   $    52,213

(1) Six months ended September 30, 1999 (unaudited).

(2) August 1, 1994 (inception) through March 31, 1995.

(3) Computed using average shares outstanding throughout the period.

(4) Per share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.


42   1-800-345-2021                            See Notes to Financial Statements


Equity Income--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                             Advisor Class
                                                           1999(1)         1999         1998         1997(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period .................. $     5.95      $     7.16   $     6.31   $     6.57
                                                        ----------      ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(3) ............................       0.09            0.21         0.23         0.02
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..........................       0.30           (0.24)        2.00        (0.21)
                                                        ----------      ----------   ----------   ----------

  Total From Investment Operations ....................       0.39           (0.03)        2.23        (0.19)
                                                        ----------      ----------   ----------   ----------

Distributions
  From Net Investment Income ..........................      (0.09)          (0.22)       (0.22)       (0.07)
  In Excess of Net Investment Income ..................       --              --           --          --(4)
  From Net Realized Gains on Investment Transactions ..       --             (0.96)       (1.16)        --
                                                        ----------      ----------   ----------   ----------

  Total Distributions .................................      (0.09)          (1.18)       (1.38)       (0.07)
                                                        ----------      ----------   ----------   ----------
Net Asset Value, End of Period ........................ $     6.25      $     5.95   $     7.16   $     6.31
                                                        ==========      ==========   ==========   ==========

  Total Return(5) .....................................       6.47%          (0.75)%      37.71%       (2.89)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....       1.25%(6)        1.25%        1.25%        1.25%(6)
Ratio of Net Investment Income to Average Net Assets ..       2.82%(6)        3.06%        3.27%        1.64%(6)
Portfolio Turnover Rate ...............................         70%            180%         158%         159%
Net Assets, End of Period (in thousands) .............. $   17,023      $   12,251   $      731   $       18

(1) Six months ended September 30, 1999 (unaudited).

(2) March 7, 1997 (commencement of sale) through March 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Per share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.


See Notes to Financial Statements               www.americancentury.com       43



Equity Income--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                    Institutional Class

                                                                   1999(1)        1999(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........................... $    5.95      $    6.96
                                                                 ---------      ---------
Income From Investment Operations
  Net Investment Income(3) .....................................      0.11           0.07
  Net Realized and Unrealized Gain on Investment Transactions ..      0.29           0.06
                                                                 ---------      ---------
  Total From Investment Operations .............................      0.40           0.13
                                                                 ---------      ---------
Distributions
  From Net Investment Income ...................................     (0.10)         (0.18)
  From Net Realized Gains on Investment Transactions ...........      --            (0.96)
                                                                 ---------      ---------
  Total Distributions ..........................................     (0.10)         (1.14)
                                                                 ---------      ---------
Net Asset Value, End of Period ................................. $    6.25      $    5.95
                                                                 =========      =========
  Total Return(4) ..............................................      6.72%          1.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..............      0.80%(5)       0.80%(5)
Ratio of Net Investment Income to Average Net Assets ...........      3.27%(5)       1.61%(5)
Portfolio Turnover Rate ........................................        70%           180%
Net Assets, End of Period (in thousands) ....................... $   9,418      $   2,654

(1) Six months ended September 30, 1999 (unaudited).

(2) July 8, 1998 (commencement of sale) through March 31, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


44          1-800-345-2021                   See Notes to Financial Statements


Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                               Investor Class
                                                                           1999(1)         1999(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .................................. $     4.73      $     5.00
                                                                        ----------      ----------
Income From Investment Operations
  Net Investment Income(3) ............................................       0.02            0.03
  Net Realized and Unrealized Gain (Loss) on Investment Transactions ..       0.30           (0.24)
                                                                        ----------      ----------
  Total From Investment Operations ....................................       0.32           (0.21)

Distributions
  From Net Investment Income ..........................................      (0.02)          (0.02)
  From Net Realized Gains on Investment Transactions ..................       --             (0.02)
  In Excess of Net Realized Gains .....................................       --             (0.02)
                                                                        ----------      ----------
  Total Distributions .................................................      (0.02)          (0.06)
                                                                        ----------      ----------
Net Asset Value, End of Period ........................................ $     5.03      $     4.73
                                                                        ==========      ==========

  Total Return(4) .....................................................       6.68%          (4.24)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....................       1.25%(5)        1.25%(5)
Ratio of Net Investment Income to Average Net Assets ..................       0.83%(5)        1.02%(5)
Portfolio Turnover Rate ...............................................         90%            153%
Net Assets, End of Period (in thousands) .............................. $   16,122      $   11,410

(1) Six months ended September 30, 1999 (unaudited).

(2) July 31, 1998 (inception) through March 31, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


See Notes to Financial Statements                 www.americancentury.com     45


Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                           Institutional Class
                                                                          1999(1)        1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .................................. $    4.74      $    4.83
                                                                        ---------      ---------
Income From Investment Operations
  Net Investment Income(3) ............................................      0.02           0.03
  Net Realized and Unrealized Gain (Loss) on Investment Transactions ..      0.29          (0.06)
                                                                        ---------      ---------
  Total From Investment Operations ....................................      0.31          (0.03)
                                                                        ---------      ---------
Distributions
  From Net Investment Income ..........................................     (0.02)         (0.02)
  From Net Realized Gains on Investment Transactions ..................      --            (0.04)
                                                                        ---------      ---------
  Total Distributions .................................................     (0.02)         (0.06)
                                                                        ---------      ---------
Net Asset Value, End of Period ........................................ $    5.03      $    4.74
                                                                        =========      =========
  Total Return(4) .....................................................      6.56%         (0.60)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....................      1.05%(5)       1.05%(5)
Ratio of Net Investment Income to Average Net Assets ..................      1.03%(5)       1.22%(5)
Portfolio Turnover Rate ...............................................        90%           153%
Net Assets, End of Period (in thousands) .............................. $   1,048      $     986

(1) Six months ended September 30, 1999 (unaudited).

(2) October 26, 1998 (commencement of sale) through March 31, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


 46     1-800-345-2021                  See Notes to Financial Statements


Large Cap Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                Investor Class
                                                                    1999(1)
PER-SHARE DATA
Net Asset Value Beginning of Period ............................ $     5.00
                                                                 ----------
Income From Investment Operations
  Net Investment Income(2) .....................................       0.02
  Net Realized and Unrealized Loss on Investment Transactions ..      (0.45)
                                                                 ----------
  Total From Investment Operations .............................      (0.43)
                                                                 ----------
Distributions
  From Net Investment Income ...................................      (0.01)
                                                                 ----------
Net Asset Value, End of Period ................................. $     4.56
                                                                 ==========
  Total Return(3) ..............................................      (8.56)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..............       0.90%(4)
Ratio of Net Investment Income to Average Net Assets ...........       1.89%(4)
Portfolio Turnover Rate ........................................         13%
Net Assets, End of Period (in thousands) ....................... $   12,799

(1) July 30, 1999 (inception) through September 30, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements                 www.americancentury.com     47


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.


RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


48      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY & POLICIES

     American Century offers 14 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Value, Equity Income, Small Cap Value, and Large Cap Value are general equity funds managed to provide growth over time with less volatility than more aggressive growth funds. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. Equity Income may buy stocks that are trading at fair value if the stock pays a generous dividend. In all four funds, broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

     AMERICAN CENTURY VALUE invests in the equity securities of seasoned, established businesses that the management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may look secondarily for income.

     AMERICAN CENTURY EQUITY INCOME purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. Under normal circumstances, the fund can be expected to have less share-price volatility than American Century Value.

     AMERICAN CENTURY SMALL CAP VALUE focuses on the stocks of small companies with market capitalizations of less than the largest company in the S&P SmallCap 600/BARRA Value Index. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies. The fund seeks capital appreciation over time by investing in common stocks that the management team believes to be undervalued. Income is a secondary objective.

     AMERICAN CENTURY LARGE CAP VALUE seeks long-term capital growth with income as a secondary objective. The fund invests primarily in equity securities of large well-established companies that have good cash flow, reasonable growth prospects, and appear to be undervalued at the time of purchase. It uses a relative value approach, which considers the price for a company's fundamentals within the context of its historical relationship to the overall market.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     THE S&P 500 INDEX is a capitalization- weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, it is intended to be a broad measure of U.S. stock market performance.

     THE S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price- to-book ratios and, in general, share other characteristics associated with value-style stocks.

     THE LIPPER EQUITY INCOME FUND INDEX is a non-weighted index of the 30 largest equity income mutual funds. Lipper, Inc., is an independent mutual fund ranking service.

     THE S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

[right margin]

PORTFOLIO MANAGERS
========================
Value and Equity Income
   PHIL DAVIDSON
   SCOTT MOORE, CFA
========================
Small Cap Value
   TODD VINGERS, CFA
   BEN GRELE, CFA
========================
Large Cap Value
   MARK MALLON
   CHARLES RITTER, CFA
========================

                                                  www.americancentury.com     49

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 39-47.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


50   1-800-345-2021


Glossary
-----------------------------------------------------------------------------
                                                                    (Continued)
FUND CLASSIFICATIONS
INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                               www.americancentury.com     51



Notes
--------------------------------------------------------------------------------


52      1-800-345-2021



[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Large Cap Value
   Conservative                 Equity Income

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

--------------------------------------------------------------------------------
[back cover]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                    BULK RATE
P.O. Box 419200                                             U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                  AMERICAN CENTURY
www.americancentury.com                                         COMPANIES




9910                              Funds Distributor, Inc. is the distributor of
SH-SAN-18153                       American Century funds

                                  (c)1999 American Century Services Corporation

[front cover]
                                                              September 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
Real Estate Fund

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century




[inside front cover]


Y2K TESTING EFFORTS PAY DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999, to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

REAL ESTATE
(REACX)
------------------------------------



Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

RECEIVE YOUR ANNUAL REPORTS ONLINE
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     OnePIN opens the door to services that help you stay in control of your
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     Questions? Call 1-800-345-2021 or go to www.americancentury.com.




Our Message to You
---------------------------------------------------------------------------

[photo James E.Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Real estate fund investors can be forgiven if they look back on the six months ended September 30, 1999, with a little frustration. Although real estate stocks outperformed the broader stock market during the period, the market has yet to recognize how undervalued real estate investment trusts are compared with their underlying properties.

     At least one investor of note recognized this value -- famed value investor Warren Buffett made a personal investment in two REITs this past spring. While this attracted some attention to the REIT market, it was a fleeting interest, and REITs remain as undervalued today as they were six months ago.

     Turning to corporate matters, American Century has long pioneered the use of technologies that improve the efficiency of capital markets, lower the costs of trading securities, and ultimately offer better returns for you. Toward that end, we've made investments in several companies that are creating such technologies, including Archipelago, Optimark, Tradepoint Financial Networks, W.R. Hambrecht and, most recently, WorldStreet Corporation. WorldStreet, located in Boston, is developing a customized software application for portfolio managers that marries portfolio holdings with real time market information.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     Finally, in the spirit of our ongoing Year 2000 readiness disclosures, we've provided an update on our preparations for Y2K on the inside front cover of this report. We understand that our diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
Vice Chairman of the Board and Chief Executive Officer

           Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
REAL ESTATE
   Performance ..............................................................  4
   Management Q&A ...........................................................  5
   Fund Allocation ..........................................................  5
   Top Ten Holdings .........................................................  6
   Portfolio at a Glance ....................................................  6
   Types of Investments .....................................................  7
   Schedule of Investments ..................................................  8
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ..............................................................  9
   Statement of Operations .................................................. 10
   Statements of Changes
   in Net Assets ............................................................ 11
   Notes to Financial
   Statements ............................................................... 12
   Financial Highlights ..................................................... 16
OTHER INFORMATION
   Share Class and Retirement
     Account Information .................................................... 19
   Background Information
      Investment Philosophy
        and Policies ........................................................ 20
      Fund Management
        Team ................................................................ 20
      Fund Background ....................................................... 20
      Comparative Indices ................................................... 20
      Portfolio Managers .................................................... 20
   Glossary ................................................................. 21


                                        www.americancentury.com      1


Report Highlights
---------------------------------------------------------------------------

MARKET PERSPECTIVE

* Real estate investment trusts (REITs) posted small gains during the six-month period ended September 30, 1999.

* REITs, like the stock market as a whole, surged higher in the second quarter of the year, then reversed direction in the third quarter.

* REITs started the period strong as investors began to seek out shares that were undervalued and out of favor.

* Investor demand dissipated in the third quarter after two interest rate hikes by the Federal Reserve led to concerns about rising interest rates, slower economic growth, and weaker corporate earnings.

* REITs struggled despite a healthy real estate environment--supply and demand remained very balanced, which helped sustain high occupancy rates and moderate rent growth.

* Apartment REITs were the best performers, while hotel and shopping malls REITs fared the worst.

MANAGEMENT Q&A

* American Century Real Estate (ACRE) outperformed the Wilshire REIT Index for the six months ended September 30.

* One reason for this outperformance was the fund's overweight positions in apartment and office REITs, which together comprised almost two-thirds of the portfolio by the end of the period.

* Apartment and office REITs were attractively valued despite strong fundamentals, high occupancy rates, and healthy rent growth.

* Many REITs have been taking steps to enhance shareholder value, such as buying back stock at a time when most REITs are trading at discounts of 15-20% to the market value of their underlying properties.

* We continue to believe that the REIT sector is one of the most attractive investment values right now, but it may be a while until the market recognizes the value.

[left margin]
                     REAL ESTATE(1)
                         (REACX)
       TOTAL RETURNS:                AS OF 9/30/99
          6 Months                     1.55%(2)
          1 Year                       -2.94%
       INCEPTION DATE:                 9/21/95
       NET ASSETS:               $135.5 million(3)

(1)    Investor Class.
(2)    Not annualized.
(3)    Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 21-22.


2   1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

/photo Mark Mallon/
Mark Mallon, head of specialty, asset allocation, and growth and income equity funds at American Century

PERFORMANCE OVERVIEW

     During the six months ended September 30, 1999, the flat performance of both real estate stocks and the broader market masked some significant volatility. Stocks surged higher in the second quarter of the year, then reversed direction in the third quarter, ending the six-month period with a small gain. Real estate stocks, including real estate investment trusts (REITs), followed a similar pattern but produced slightly higher returns overall (see the chart and performance table at right).

A TALE OF TWO MARKETS

     REITs started the period strong--the Wilshire REIT Index returned 10% in April. Part of the reason for this was the resurgence of value stocks. After several years of focusing on a handful of large-cap growth stocks, investors began to seek out shares that were undervalued and out of favor.

     REITs certainly fit the bill--they had experienced a steady downturn since late 1997, despite a fairly positive climate for real estate. By early 1999, most REITs were trading at a 10-15% discount to the market value of their underlying properties.

REVERSAL OF FORTUNE

     But the REIT rally was short-lived. The Federal Reserve (the U.S. central bank) raised short-term interest rates at the end of June and again in late August. Investors began to worry about rising interest rates, slower economic growth, and weaker corporate earnings.

     As a result, stocks fell in fits and starts throughout the third quarter, with most of the major indices registering losses. REITs were no exception--the Wilshire REIT Index fell more than 8% for the quarter.

     Disappointingly, REITs struggled despite the continuation of a fundamentally healthy real estate environment. Supply and demand in the real estate market remained very balanced, which helped sustain high occupancy rates and moderate rent growth.

SECTOR PERFORMANCE

     Apartment companies were the best-performing sector of the REIT market. Many apartment REITs have consistently met or beat earnings expectations. They are also perceived as a defensive investment that would hold up well during an economic downturn.

     Hotel REITs were among the worst performers during the period. Increasing vacancy rates hurt revenues at limited-service and extended-stay hotels, and full-service hotels saw slower growth. Shopping mall REITs also fell out of favor amid negative perceptions of costly acquisitions.

[left margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
---------------------------------------------------
S&P 500                                    0.36%
---------------------------------------------------
WILSHIRE REIT                              1.42%
---------------------------------------------------
Sources: Lipper Inc. and Russell/Mellon Analytical

[line chart data]
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
                S&P 500      Wilshire REIT Index
3/31/99        1.00              1.00
4/30/99        1.04              1.10
5/31/99        1.01              1.13
6/30/99        1.07              1.11
7/31/99        1.04              1.07
8/31/99        1.03              1.06
9/30/99        1.00              1.01

Value on 9/30/99
S&P 500         $1.00
Wilshire REIT   $1.01


                                                 www.americancentury.com      3


ACRE--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999
            INVESTOR CLASS (INCEPTION 9/21/95)(1)  ADVISOR CLASS (INCEPTION 10/6/98)  INSTITUTIONAL CLASS (INCEPTION 6/16/97)
                   ACRE      WILSHIRE REIT           ACRE       WILSHIRE REIT                 ACRE     WILSHIRE REIT
6 MONTHS(2)        1.55%          1.42%              1.43%          1.42%                     1.65%        1.42%
1 YEAR            -2.94%         -4.78%               --             --                      -2.71%       -4.78%
-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS            6.15%          5.08%               --             --                        --             --
LIFE OF FUND      10.13%          8.33%(3)           3.71%(2)     -2.91%(2)(4)                -2.50%      -3.94%(5)

(1) The inception date for RREEF Real Estate Securities Fund, ACRE's predecessor. That fund merged with ACRE on 6/13/97 and was first offered to the public on 6/16/97.

(2) Returns for periods less than one year are not annualized.

(3) Since 9/30/95, the date nearest the class's inception for which data are available.

(4) Since 10/31/98, the date nearest the class's inception for which data are available.

(5) Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 19-21 for information about share classes, the Wilshire REIT Index, and returns.

[line chart data]

GROWTH OF $10,000 OVER LIFE OF FUND
           Real Estate Fund   Wilshire REIT Index
Date              Value         Value
9/21/1995        $10,000        $10,000
12/31/1995       $10,500        $10,405
3/31/1996        $10,883        $10,685
6/30/1996        $11,350        $11,123
9/30/1996        $12,329        $11,873
12/31/1996       $14,784        $14,259
3/31/1997        $15,320        $14,403
6/30/1997        $16,096        $15,076
9/30/1997        $18,438        $16,882
12/31/1997       $18,510        $17,063
3/31/1998        $18,386        $16,892
6/30/1998        $17,529        $16,189
9/30/1998        $15,189        $14,466
12/31/1998       $15,159        $14,161
3/31/1999        $14,518        $13,581
6/30/1999        $16,287        $15,015
9/30/1999        $14,744        $13,774

Value on 9/30/99
ACRE                  $14,744
Wilshire REIT Index   $13,774

The graph at left shows the growth of a $10,000 investment over the life of the fund while the graph below shows the fund's year-by-year performance. The Wilshire REIT Index is provided for comparison in each graph. The index returns in both graphs are since 9/30/95, the date nearest Investor Class's inception for which data are available. ACRE's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Wilshire REIT Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart data]
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING SEPTEMBER 30)

            Real Estate   Wilshire REIT Index
Date            Return        Return
9/30/1996        23.16        18.73
9/30/1997        49.58        42.20
9/30/1998       -17.62       -14.31
9/30/1999        -2.94        -4.78


4      1-800-345-2021


ACRE--Q&A
--------------------------------------------------------------------------------

/photo Karen Knudson and Kim Redding/
     An interview with Karen Knudson and Kim Redding, portfolio managers on the American Century Real Estate fund investment team.

HOW DID ACRE PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     In absolute terms, the fund's return was fairly modest, reflecting the generally flat performance of the real estate investment trust (REIT) market. However, ACRE outperformed both its benchmark index and the average real estate fund.

     ACRE's six-month return was 1.55%, compared with a 1.42% return for the Wilshire REIT Index and the 1.36% average return of the 140 real estate funds tracked by Lipper Inc.* (See the previous page for other fund performance comparisons.) The S&P 500 Index, a broad stock market measure, returned 0.36%.

WHY DID THE FUND OUTPERFORM ITS  BENCHMARK AND PEERS?

     We expanded our holdings of apartment and office REITs, which were the best performers in the REIT market during the six-month period. We liked these two sectors so much that, by the end of the period, they made up almost two-thirds of the portfolio. In addition, seven of our top 10 holdings were apartment or office companies.

WHAT ATTRACTED YOU TO THESE SECTORS?

     We saw a lot of value. Like most REITs, office and apartment companies have been trading at substantial discounts to the value of their underlying properties. But the fundamentals of the apartment and office markets are very strong--supply and demand is balanced, occupancy rates remain high, and properties are generating healthy rent growth. On top of that, many of these companies are consistently beating earnings expectations.

     They're also well managed as public companies. Apartment companies in particular have adapted more quickly to the changing REIT environment than other property types.

CAN YOU TALK A LITTLE MORE ABOUT HOW THE REIT MARKET HAS CHANGED?

     REITs are capital intensive companies, meaning they need a regular inflow of cash to invest in new properties. This capital was easy to get back in the mid-'90s, when money was pouring into the REIT market because it was a relatively new, "hot" sector of the stock market. Between 1995 and 1997, the capitalization of the REIT market quadrupled.

     But in the past couple of years, the hot money has flowed out of REITs and into big technology and growth stocks. The real estate market has continued to do well, though, so REIT companies kept their focus on property acquisition. They figured that the capital scarcity was temporary, and cash inflows would return when investors recognized the value.

     That hasn't happened yet, so REIT managers are now exploring creative alternatives to grow their businesses.

*All fund rturns referenced inthis interview ae for Investor Class shares.

[right margin]

"WE SAW A LOT OF VALUE. LIKE MOST REITS, OFFICE AND APARTMENT COMPANIES HAVE BEEN TRADING AT SUBSTANTIAL DISCOUNTS TO THE VALUE OF THEIR UNDERLYING PROPERTIES."

[pie chart data]

FUND ALLOCATION

AS OF SEPTEMBER 30, 1999

Office                                  36%
Multi-family Residential                25%
Mall & Shopping Center                  13%
Industrial                              10%
Equity Real Estate Investment Trust      5%
Other                                   11%

AS OF MARCH 31, 1999

Office                                   32%
Multi-family Residential                 19%
Mall & Shopping Center                   21%
Industrial                               11%
Equity Real Estate Investment Trust       7%
Other                                    10%


                                                www.americancentury.com      5


ACRE--Q&A
----------------------------------------------------------------------------
                                                                    (Continued)

HOW HAVE COMPANIES DEALT WITH THIS CHANGE?

     Some are still coming to grips with it, but the most successful companies have recognized the need to be sensitive to shareholder interests. They realized that the best way to draw investors back to the REIT market is by making an effort to enhance shareholder value.

     One way for companies to accomplish this is to buy back some of their own stock. Most REITs are trading at discounts of 15-20% to the market value of their underlying properties, and some are as much as 50% below market value. Stock buybacks allow companies to essentially reinvest in their own portfolio of properties at prices well below market value.

     So far in 1999, about 20 companies have announced stock buyback plans, and we expect this to be a growing trend in the REIT market going forward.

AND APARTMENT AND OFFICE COMPANIES HAVE BEEN LEADING THE WAY IN STOCK BUYBACKS?

     That's right. Apartment and office buildings are among the easiest properties to buy and sell, so it's been relatively easy for these companies to raise cash by paring back their portfolios. The cash can then be used for stock buybacks or new property acquisitions, depending on which offers the best value

     In contrast, shopping mall and hotel companies have been slower to adopt this strategy. Some have recently announced buyback plans, but didn't specify how they were going to finance them. Others have continued to expand by buying new properties instead of their own shares.

     That's one reason why we've added to our holdings in apartment and office firms instead of hotel and mall REITs. It's also one of the reasons why these companies have performed well in the past six months.

CAN YOU GIVE SOME EXAMPLES OF STRONG PERFORMERS IN ACRE'S PORTFOLIO?

     One of our best performers this year was Essex Property, an apartment company based on the West Coast. Essex has repeatedly exceeded earnings estimates, and rent growth in most of its markets is very strong.

     Another top-performing company we like is AvalonBay Communities, which is also an apartment REIT and one of our top 10 holdings. The company concentrates its property investments in supply-constrained markets, where building opportunities are limited and opportunities for rent growth are strong.

     The common thread between these two companies is that they've been successful by operating in selected markets. We're able to find out what's going on in local real estate markets from our extensive research staff, located in offices around the country. That helps us invest in companies that benefit from the strongest markets.

LET'S TALK ABOUT YOUR LARGEST HOLDING, HIGHWOODS PROPERTIES. SIX MONTHS AGO, YOU DIDN'T OWN IT AT ALL, AND NOW IT'S ABOUT 7% OF THE PORTFOLIO. WHAT CAUSED THE TURNAROUND?

     A year ago, we sold our Highwoods shares because the office company was still focused on growth through acquisition. But now we think the company has taken a turn for the better. Management has backed off of its acquisition strategy, cleaned up the company's balance sheet, and made some beneficial adjustments to its portfolio of properties.

[left margin]

TOP TEN HOLDINGS
                        % OF FUND INVESTMENTS
                            AS OF      AS OF
                           9/30/99    3/31/99
-------------------------------------------
HIGHWOODS
PROPERTIES, INC.            6.9%        -

CARRAMERICA REALTY
CORP.                       5.4%      4.8%

MACK-CALI REALTY
CORP.                       5.3%      5.7%

AVALONBAY
COMMUNITIES INC.            5.1%      3.8%

ARDEN REALTY, INC.          4.8%      5.0%

EQUITY RESIDENTIAL
PROPERTIES TRUST            4.5%      3.7%

LIBERTY PROPERTY
TRUST                       4.2%      3.5%

SIMON PROPERTY
GROUP, INC.                 3.9%      6.0%

TRIZECHAHN
CORPORATION                 3.9%      3.1%

VORNADO REALTY TRUST        3.7%      3.2%


PORTFOLIO AT A GLANCE
-------------------------------------------
                         9/30/99     3/31/99
NO. OF COMPANIES          40          41

MEDIAN REIT FFO(1)
RATIO                     8.3         8.9

MEDIAN MARKET            $1.50       $1.00
CAPITALIZATION          BILLION     BILLION

PORTFOLIO TURNOVER      35%(2)      66%(3)

EXPENSE RATIO (FOR
INVESTOR CLASS)        1.20%(4)      1.20%

(1)    Funds from operations.
(2)    Six months ended 9/30/99.
(3)    Year ended 3/31/99.
(4)    Annualized.

Investment terms are defined in the Glossary on pages 21-22.


6      1-800-345-2021


ACRE--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We started buying shares of Highwoods in May, right after they reported first-quarter earnings that missed analysts' estimates by a penny. The market has been punishing stocks that fail to meet earnings expectations, even by a little, so we were able to buy shares at a very attractive value.

     More recently, Highwoods has been rumored to be a privatization target. So far this year, two public REITs have been purchased and taken private, either by a management-led group or a third party.

WHAT'S THE SIGNIFICANCE OF PRIVATIZATION?

     It's another indication of the intrinsic value in the REIT market. By going private, a publicly traded REIT can capture the difference between its share price and the market value of its properties. And as we've mentioned before, that difference is pretty significant right now.

     We may see more privatization activity if REIT bargains persist. Like stock buybacks, privatization helps take shares out of circulation, which benefits the REIT market as a whole.

WE'VE COVERED MOST OF THE GOOD NEWS. WHAT WAS THE BAD NEWS IN THE PORTFOLIO OVER THE PAST SIX MONTHS?

     ACRE's hotel REITs all posted double-digit losses during the six-month period. We've focused on full-service hotels and stayed away from limited-service and extended-stay chains, which have seen slowing revenue growth and lower occupancy rates. But the market has painted all hotel REITs with the same broad brush, so our holdings have lost ground along with the rest of the sector.

     The fund's shopping mall REITs also performed poorly, although we were underweighted in this sector. Simon Property Group, a top ten holding, was one of our most disappointing performers. We really like this company--it is well managed, owns the largest portfolio of malls in the country, and uses its dominant position as leverage in tenant negotiations.

     However, Simon completed several major property acquisitions earlier this year. Although these transactions improved the company's long-term strategic position, many investors thought that Simon should be buying back its shares at a discount rather than deploying capital on acquisitions.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR THE REAL ESTATE MARKET AS WE HEAD INTO THE YEAR 2000?

     We currently expect the real estate market to benefit from the persistent strength of the U.S. economy. The current economic expansion is expected to enter its tenth year in early 2000 and become the longest since World War II. If that happens, all the positive attributes of the real estate market-- favorable supply and demand balance, healthy occupancy rates, solid rent growth, steadily rising asset values--should continue in the coming year.

     Those attributes have yet to be reflected in REIT share prices, which remain well below the market value of the underlying properties. REITs on average currently offer double-digit earnings growth, a dividend yield of more than 7.5%, and a price-to-earnings (P/E) ratio of 8.5. By comparison, the S&P 500's P/E ratio is 31, and Microsoft's is 63!

     As a result, we think REITs are one of the most attractive investment values available right now. Unfortunately, it may still be a while before the market recognizes this value. But when it does, we expect REITs to perform very well.

[right margin]

"WE MAY SEE MORE PRIVATIZATION ACTIVITY IF REIT BARGAINS PERSIST. LIKE STOCK BUY-BACKS, PRIVATIZATION HELPS TAKE SHARES OUT OF CIRCULATION, WHICH BENEFITS THE REIT MARKET AS A WHOLE."

[pie chart data]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
Common Stocks       100%

AS OF MARCH 31, 1999
Common Stocks       100%


                                                www.americancentury.com      7


ACRE--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------
COMMON STOCKS

CONSTRUCTION & REAL PROPERTY -- 3.6%

                    6,650  Beacon Capital Partners, Inc.-
                              Voting Trust
                              (Acquired 9/17/99,
                               Cost $318,718)(1)(2)                $     318,718
                  184,720  Starwood Hotels & Resorts
                              Worldwide, Inc.                          4,121,565
                  148,270  Wyndham International, Inc. Cl A(1)           389,209
                                                                 ---------------
                                                                       4,829,492
                                                                 ---------------
DIVERSIFIED COMPANIES-- 4.4%
                  179,800  Developers Diversified Realty Corp.         2,517,200
                  170,024  Duke-Weeks Realty Corp.                     3,315,468
                    6,665  Vornado Operating Co.(1)                       39,990
                                                                 ---------------
                                                                       5,872,658
                                                                 ---------------
EQUITY REAL ESTATE INVESTMENT TRUST - 5.4%
                  318,197  Host Marriott Corp.                         3,022,871
                  271,355  Meristar Hospitality Corp.                  4,138,164
                                                                 ---------------
                                                                       7,161,035
                                                                 ---------------
HOTELS - 0.2%
                       55  Interstate Hotels Corp.(1)                        174
                  100,500  Meristar Hotels & Resorts, Inc.(1)            295,219
                                                                 ---------------
                                                                         295,393
                                                                 ---------------
INDUSTRIAL - 9.7%
                  174,500  AMB Property Corp.                          3,697,219
                  244,900  Liberty Property Trust                      5,556,169
                  195,510  Prologis Trust                              3,690,251
                                                                 ---------------
                                                                      12,943,639
                                                                 ---------------

MULTI-FAMILY RESIDENTIAL - 24.7%
                  118,200  Apartment Investment and
                              Management Co.                           4,521,150
                  251,600  Archstone Communities Trust                 4,859,025
                  198,869  AvalonBay Communities Inc.                  6,736,687
                  139,889  Camden Property Trust                       3,759,517

Shares                                                                   Value
-----------------------------------------------------------------------------
                  142,202  Equity Residential Properties Trust     $   6,025,810
                  124,700  Essex Property Trust, Inc.                  4,356,706
                   68,100  Post Properties, Inc.                       2,677,181
                                                                 ---------------
                                                                      32,936,076
                                                                 ---------------
NEIGHBORHOOD & COMMUNITY
SHOPPING CENTERS - 7.2%
                   24,000  Bradley Real Estate, Inc.                     441,000
                   14,200  Federal Realty Investment Trust               297,312
                   41,700  JP Realty, Inc.                               714,112
                   62,100  Kimco Realty Corporation                    2,220,075
                   53,200  New Plan Excel Realty Trust                   947,625
                  152,000  Vornado Realty Trust                        4,940,000
                                                                 ---------------
                                                                       9,560,124
                                                                 ---------------
OFFICE - 36.4%
                  294,900  Arden Realty, Inc.                          6,414,075
                  150,000  Beacon Properties Corp.
                              (Acquired 3/17/98, Cost
                              $3,000,000)(2)                           1,987,500
                   64,800  Boston Properties, Inc.                     1,988,550
                  326,500  CarrAmerica Realty Corp.                    7,162,594
                  189,500  Equity Office Properties Trust              4,405,875
                  353,900  Highwoods Properties, Inc.                  9,157,162
                  192,200  Kilroy Realty Corp.                         4,060,225
                  263,900  Mack-Cali Realty Corp.                      7,075,819
                    7,067  Reckson Associates Realty
                              Corp. Cl B                                 154,591
                   28,000  Spieker Properties, Inc.                      971,250
                  273,800  TrizecHahn Corporation                      5,185,088
                                                                 ---------------
                                                                      48,562,729
                                                                 ---------------
REGIONAL MALLS - 6.3%
                  102,700  General Growth Properties, Inc.             3,235,050
                  231,800  Simon Property Group, Inc.                  5,201,012
                                                                 ---------------
                                                                       8,436,062
                                                                 ---------------
STORAGE - 2.1%
                  109,748  Public Storage, Inc.                        2,764,278
                                                                 ---------------
TOTAL INVESTMENT SECURITIES - 100.0%                                $133,361,486
                                                                 ===============
   (Cost $150,747,699)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 1999 was $2,306,486, which represented 1.7% of net assets.


8          1-800-345-2021                      See Notes to Financial Statements


Statement of Assets and Liabilities
----------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
   (identified cost of $150,747,699) (Note 3) ................    $ 133,361,486
Receivable for investments sold ..............................        2,146,916
Dividend and interest receivable .............................        1,057,605
                                                                  -------------
                                                                    136,566,007
                                                                  -------------
LIABILITIES
Disbursements in excess of demand deposit cash ...............          913,098
Payable for management fees (Note 2) .........................          134,259
Distribution fees payable (Note 2) ...........................              673
Service fees payable (Note 2) ................................              673
Payable for directors' fees and expenses .....................               81
Accrued expenses and other liabilities .......................            7,621
                                                                  -------------
                                                                      1,056,405
                                                                  -------------
Net Assets ...................................................    $ 135,509,602
                                                                  =============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................    $ 170,861,241
Undistributed net investment income ..........................        1,518,908
Accumulated net realized loss
   on investment transactions ................................      (19,484,334)
Net unrealized depreciation on investments (Note 3) ..........      (17,386,213)
                                                                  -------------
                                                                  $ 135,509,602
                                                                  =============
Investor Class
Net assets ...................................................    $ 107,578,653
Shares outstanding ...........................................        8,972,578
Net asset value per share ....................................    $       11.99

Advisor Class
Net assets ...................................................    $   3,646,250
Shares outstanding ...........................................          304,194
Net asset value per share ....................................    $       11.99

Institutional Class
Net assets ...................................................    $  24,284,699
Shares outstanding ...........................................        2,024,557
Net asset value per share ....................................    $       12.00


See Notes to Financial Statements                 www.americancentury.com      9


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $7,187) .............   $ 5,122,429
Interest ........................................................        84,833
                                                                    -----------
                                                                      5,207,262
                                                                    -----------
Expenses (Note 2):
Management fees .................................................       884,013
Distribution fees - Advisor Class ...............................         2,164
Service fees - Advisor Class ....................................         2,164
Directors' fees and expenses ....................................           735
                                                                    -----------
                                                                        889,076
                                                                    -----------
Net investment income ...........................................     4,318,186
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments ................................    (2,948,264)
Change in net unrealized depreciation on investments ............       755,092
                                                                    -----------
Net realized and unrealized loss on investments .................    (2,193,172)
                                                                    -----------
Net Increase in Net Assets Resulting from Operations ............   $ 2,125,014
                                                                    ===========


10          1-800-345-2021                     See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED) AND YEAR ENDED MARCH 31, 1999

Decrease in Net Assets
                                                                        SEPTEMBER 30, 1999   MARCH 31, 1999
OPERATIONS
Net investment income ..................................................  $   4,318,186      $   7,908,100
Net realized loss on investment transactions ...........................     (2,948,264)       (18,562,395)
Change in net unrealized appreciation (depreciation) on investments ....        755,092        (23,965,828)
                                                                          -------------      -------------
Net increase (decrease) in net assets resulting from operations ........      2,125,014        (34,620,123)
                                                                          -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS From net investment income:
  Investor Class .......................................................     (2,836,518)        (4,933,750)
  Advisor Class ........................................................        (60,811)            (4,632)
  Institutional Class ..................................................       (648,361)        (1,054,610)
From net realized gains on investment transactions:
  Investor Class .......................................................           --           (1,111,296)
  Advisor Class ........................................................           --                 (325)
  Institutional Class ..................................................           --             (266,386)
                                                                          -------------      -------------
Decrease in net assets from distributions ..............................     (3,545,690)        (7,370,999)
                                                                          -------------      -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets from capital share transactions ..       (118,265)        28,322,183
                                                                          -------------      -------------
Net decrease in net assets .............................................     (1,538,941)       (13,668,939)

NET ASSETS
Beginning of period ....................................................    137,048,543        150,717,482
                                                                          -------------      -------------
End of period ..........................................................  $ 135,509,602      $ 137,048,543
                                                                          =============      =============
Undistributed net investment income ....................................  $   1,518,908      $     746,412
                                                                          =============      =============


See Notes to Financial Statements           www.americancentury.com          11


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Real Estate Fund (the fund) is one of the six funds issued by the corporation. The fund is non-diversified under the 1940 Act. The fund's investment objective is long-term capital appreciation with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There are certain additional risks involved in investing in the fund rather than a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct ownership of real estate including but not limited to: local or regional economic conditions, changes in zoning laws, credit risk, and interest rate risk. The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal and state income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the policy of the fund to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 1999, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $7,775,689 (expiring in 2007) which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.


12      1-800-345-2021


Notes to Financial Statements
---------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual management fee is 1.20%, 0.95% and 1.00% for the Investor Class, Advisor Class and Institutional Class, respectively.

    RREEF America L.L.C. ("RREEF") has served as the investment subadvisor to the fund since January 27, 1998 pursuant to an investment subadvisory agreement between ACIM and RREEF. On September 17, 1999, the corporation and ACIM received a letter from RREEF that stated RREEF's intention to resign as the fund's subadvisor effective as of the close of business on December 31, 1999. The resignation is subject to certain conditions, including the approval by shareholders. The fund's Board of Directors accepted RREEF's resignation at a meeting on September 23, 1999, and approved a new subadvisory agreement with J.P. Morgan Investment Management Inc. ("JPMIM"). If the agreement is approved at the shareholder meeting scheduled to be held on December 17, 1999, JPMIM will begin subadvising the fund on January 1, 2000. The terms of the new subadvisory agreement between JPMIM and ACIM are identical in all substantive respects to the old subadvisory agreement. The subadvisor will continue to make investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM will pay all costs associated with retaining JPMIM as the subadvisor of the fund.

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the six months ended September 30, 1999 were $4,328.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 1999, were $52,640,072 and $51,738,928, respectively.

    As of September 30, 1999, accumulated net unrealized depreciation was $20,733,071, based on the aggregate cost of investments for federal income tax purposes of $154,094,557, which consisted of unrealized appreciation of $943,000 and unrealized depreciation of $21,676,071.


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  All shares are $0.01 par value. Transactions in shares of the fund were as follows:

                                                      SHARES          AMOUNT
INVESTOR CLASS
--------------------------------------------------------------------------------
Shares Authorized ............................      50,000,000
                                                 =============
Six months ended September 30, 1999
Sold .........................................       4,342,946    $  57,036,227
Issued in reinvestment of distributions ......         210,128        2,616,878
Redeemed .....................................      (4,691,458)     (61,272,490)
                                                 -------------    -------------
Net decrease .................................        (138,384)   $  (1,619,385)
                                                 =============    =============
Year ended March 31, 1999
Sold .........................................       8,944,040    $ 124,299,797
Issued in reinvestment of distributions ......         425,283        5,522,971
Redeemed .....................................      (8,692,855)    (118,594,866)
                                                 -------------    -------------
Net increase .................................         676,468    $  11,227,902
                                                 =============    =============
ADVISOR CLASS
--------------------------------------------------------------------------------
Shares Authorized ............................      25,000,000
                                                 =============
Six months ended September 30, 1999
Sold .........................................         268,254    $   3,456,874
Issued in reinvestment of distributions ......           4,595           55,815
Redeemed .....................................          (5,718)         (72,568)
                                                 -------------    -------------
Net increase .................................         267,131    $   3,440,121
                                                 =============    =============
October 6, 1998 through March 31, 1998(1)
Sold .........................................          38,324    $     475,941
Issued in reinvestment of distributions ......             418            4,957
Redeemed .....................................          (1,678)         (21,062)
                                                 -------------    -------------
Net increase .................................          37,064    $     459,836
                                                 =============    =============

(1) Sale of the Advisor Class commenced on October 6, 1998.


14          1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)
----------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

  All shares are $0.01 par value. Transactions in shares of the fund were as follows:

                                                    SHARES            AMOUNT
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
Shares Authorized ..........................       25,000,000
                                                 ============
Six months ended September 30, 1999
Sold .......................................          325,738      $  4,133,746
Issued in reinvestment of distributions ....           39,371           490,532
Redeemed ...................................         (513,719)       (6,563,279)
                                                 ------------      ------------
Net decrease ...............................         (148,610)     $ (1,939,001)
                                                 ============      ============
Year ended March 31, 1999
Sold .......................................        2,180,812      $ 28,623,703
Issued in reinvestment of distributions ....           82,762         1,052,355
Redeemed ...................................       (1,008,425)      (13,041,613)
                                                 ------------      ------------
Net increase ...............................        1,255,149      $ 16,634,445
                                                 ============      ============

--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended September 30, 1999.


                                                 www.americancentury.com      15


ACRE--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
                                                                                    Investor Class
                                                      1999(1)        1999          1998(2)      1997        1996         1995(3)

PER-SHARE DATA
Net Asset Value, Beginning of Period .............$     12.10    $     16.12   $     16.06    $   12.29   $    9.82  $     10.00
                                                  -----------    -----------   -----------    ---------   ---------  -----------
Income From Investment Operations
  Net Investment Income ..........................       0.37(4)        0.73(4)       0.25(4)      0.67(4)     0.55         0.07
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..............      (0.17)         (4.09)         0.26         4.13        2.27        (0.25)
                                                  -----------    -----------   -----------    ---------   ---------  -----------
  Total From Investment Operations ...............       0.20          (3.36)         0.51         4.80        2.82        (0.18)
                                                  -----------    -----------   -----------    ---------   ---------  -----------
Distributions
  From Net Investment Income .....................      (0.31)         (0.54)        (0.18)       (0.48)      (0.35)        --
  From Net Realized Gains on
  Investment Transactions ........................       --            (0.12)        (0.27)       (0.55)       --           --
                                                  -----------    -----------   -----------    ---------   ---------  -----------
  Total Distributions ............................      (0.31)         (0.66)        (0.45)       (1.03)      (0.35)        --
                                                  -----------    -----------   -----------    ---------   ---------  -----------
Net Asset Value, End of Period ...................$     11.99    $     12.10   $     16.12    $   16.06   $   12.29  $      9.82
                                                  ===========    ===========   ===========    =========   =========  ===========
  Total Return(5) ................................       1.55%        (21.04)%        3.26%       40.69%      29.28%       (1.80)%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............................       1.20%(6)       1.20%         1.15%(6)     1.17%       1.00%        1.50%(6)

Ratio of Operating Expenses
to Average Net Assets
(before expense waivers and reimbursements)(7) ...       1.20%(6)       1.20%         1.20%(6)     1.82%       6.83%       14.83%(6)

Ratio of Net Investment Income
to Average Net Assets ............................       5.64%(6)       5.41%         3.75%(6)     4.48%       5.84%        6.66%(6)

Ratio of Net Investment Income
to Average Net Assets
(before expense waivers and reimbursements)(7) ...       5.64%(6)       5.41%         3.70%(6)     3.84%       0.01%  (6.67)%(6)

Portfolio Turnover Rate ..........................         35%            66%           28%          69%         86%        --

Net Assets, End of Period
(in thousands) ...................................$   107,579    $   110,285   $   135,922    $  76,932   $   7,209  $     2,983

(1) Six months ended September 30, 1999 (unaudited).

(2) The period ended March 31, 1998 represents a five month reporting period. The fund's fiscal year end was changed from October 31 to March 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(3) September 21, 1995 (inception) through October 31, 1995.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.

(7) During the periods ended October 31, 1996 and October 31, 1995 and for a portion of the period ended October 31, 1997, the manager voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the fund. Also, prior to the unified management fee structure, effective June 13, 1997, the custodian offset part of its fees for balance credits given to the fund. During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services, was waived.


16    1-800-345-2021                          See Notes to Financial Statements


ACRE--Financial Highlights
--------------------------------------------------------------------------------
                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                                                        Advisor Class
                                                                     1999(1)         1999(2)
------------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value, Beginning of Period ............................$   12.10         $   12.22
                                                                 ---------         ---------
Income From Investment Operations
  Net Investment Income(3) ......................................     0.41              0.43
  Net Realized and Unrealized Loss on Investment Transactions ...    (0.23)            (0.15)
                                                                 ---------         ---------
  Total From Investment Operations ..............................     0.18              0.28
                                                                 ---------         ---------
Distributions
  From Net Investment Income ....................................    (0.29)            (0.28)
  From Net Realized Gains on Investment Transactions ............     --               (0.12)
                                                                 ---------         ---------
  Total Distributions ...........................................    (0.29)            (0.40)
                                                                 ---------         ---------
Net Asset Value, End of Period ..................................$   11.99         $   12.10
                                                                 =========         =========
  Total Return(4) ...............................................     1.43%             2.25%

------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...............     1.45%(5)          1.45%(5)
Ratio of Net Investment Income to Average Net Assets ............     5.39%(5)          5.16%(5)
Portfolio Turnover Rate .........................................       35%               66%
Net Assets, End of Period (in thousands) ........................$   3,646         $     449

(1) Six months ended September 30, 1999 (unaudited).

(2) October 6, 1998 (commencement of sale) through March 31, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


See Notes to Financial Statements              www.americancentury.com        17


ACRE--Financial Highlights
--------------------------------------------------------------------------------
                                          FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
                                                                             Institutional Class
                                                          1999(1)           1999           1998(2)           1997(3)
-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
Net Asset Value, Beginning of Period ..................$    12.11        $    16.12     $    16.06        $    14.24
                                                       ----------        ----------     ----------        ----------
Income From Investment Operations
  Net Investment Income(4) ............................      0.38              0.78           0.26              0.28
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions ........................     (0.17)            (4.09)          0.26              1.63
                                                       ----------        ----------     ----------        ----------
  Total From Investment Operations ....................      0.21             (3.31)          0.52              1.91
                                                       ----------        ----------     ----------        ----------
Distributions
  From Net Investment Income ..........................     (0.32)            (0.58)         (0.19)            (0.09)
  From Net Realized Gains on Investment Transactions ..      --               (0.12)         (0.27)             --
                                                       ----------        ----------     ----------        ----------
  Total Distributions .................................     (0.32)            (0.70)         (0.46)            (0.09)
                                                       ----------        ----------     ----------        ----------
Net Asset Value, End of Period ........................$    12.00        $    12.11     $    16.12        $    16.06
                                                       ==========        ==========     ==========        ==========
  Total Return(5) .....................................      1.65%           (20.77)%         3.32%            13.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....      1.00%(6)          1.00%          0.95%(6)          1.00%(6)
Ratio of Operating Expenses to Average Net Assets
  (before expense waivers and reimbursements)(7) ......      1.00%(6)          1.00%          1.00%(6)          1.00%(6)
Ratio of Net Investment Income to Average Net Assets ..      5.84%(6)          5.61%          4.00%(6)          4.85%(6)
Ratio of Net Investment Income to Average Net Assets
  (before expense waivers and reimbursements)(7) ......      5.84%(6)          5.61%          3.95%(5)          4.85%(6)
Portfolio Turnover Rate ...............................        35%               66%            28%               69%
Net Assets, End of Period (in thousands) ..............$   24,285        $   26,315     $   14,795        $   13,365

(1) Six months ended September 30, 1999 (unaudited).

(2) Five month period ended March 31, 1998. The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period. Periods prior to 1998 are based on a fiscal year ended October 31.

(3) June 16, 1997 (commencement of sale) through October 31, 1997.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.

(7) During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services, was waived.


18          1-800-345-2021                   See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.


RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Specialty equity funds concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY REAL ESTATE FUND'S primary investment objective is long-term capital appreciation, with income as a secondary objective.

     ACRE typically invests at least 80% of its assets in the equity securities of real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund's management team evaluates potential investments based on cash flow, property types, and exposure to growing property markets.

     Real estate investing involves inherent risks, including interest rate fluctuations, credit risk, and the impact of changing economic conditions. In addition, by focusing on a specific market sector, the fund may experience greater volatility than funds with a broader investment strategy. The fund is not intended to serve as a complete investment program by itself.

FUND MANAGEMENT TEAM

    RREEF America LLC, and its predecessor company, have served as the fund's investment subadvisor since its inception. RREEF has notified the fund and American Century Investment Management, Inc. (ACIM), the fund's investment adviser, of its intention to resign as the fund's subadvisor effective as of the close of business on December 31, 1999. In connection with its resignation, RREEF informed ACIM and the fund that RREEF has entered into an arrangement with J.P. Morgan Investment Management Inc. (JPMIM) providing for RREEF's resignation as subadvisor and the purchase by JPMIM from RREEF of certain books and records relating to the fund. The resignation is subject to certain conditions, including the approval by shareholders of JPMIM as the new subadvisor of the fund. A special meeting of the fund shareholders has been scheduled for December 17, 1999. If the new subadvisory agreement is approved by shareholders, JPMIM will begin subadvising the fund on January 1, 2000. JPMIM's parent company is a significant minority shareholder of ACIM's parent company. (See Note 2 in Notes to Financial Statements.)

FUND BACKGROUND

     To better serve investors, RREEF and American Century merged an existing fund managed by RREEF, RREEF Real Estate Securities Fund, into ACRE on June 13, 1997.

     The RREEF fund commenced operations on September 21, 1995, and had $25 million in assets at the time of the merger. ACRE was offered to the public by American Century on June 16, 1997.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P SMALL CAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

     The S&P MIDCAP 400 INDEX is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks in general.

     The S&P 500 INDEX is a capitalization- weighted index of 500 widely traded stocks. Created by Standard & Poor's Corporation, it is considered to represent the performance of the stock market in general.

     The WILSHIRE REIT INDEX (full name: Wilshire Real Estate Securities Index - REIT component) is a market capitalization-weighted index composed of 98 equity REITs. It does not include special purpose or healthcare REITs.

[right margin]

PORTFOLIO MANAGERS
  ACRE
     KIM REDDING
     KAREN KNUDSON


20     1-800-345-2021


Glossary
--------------------------------------------------------------------------------

INVESTMENT TERMS

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-18.

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* FUNDS FROM OPERATIONS (FFO)-- FFO is the most commonly used measure of a REIT's earnings performance. It is similar to the net income of non-real estate companies. FFO is the company's net income with real estate depreciation and amortization (excluding deferred financing costs) added back in. The FFO ratio is the price of the stock divided by the company's FFO. It is comparable to a P/E ratio. The median FFO is in the middle of the REIT's portfolio. Half the companies in the portfolio have FFOs greater than the median, and half have FFOs that are less. If the portfolio contains an even number of companies, then the median is the average of the two company FFOs in the middle.

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* REAL ESTATE INVESTMENT TRUST (REIT)-- a private or public corporation (or trust) that enjoys a special status under the U.S. tax code. REITs pay no corporate income tax as long as their activities meet statutory tests that restrict business to certain commercial real estate activities. Most states honor this federal treatment and do not require REITs to pay state income tax. By law, REITs must pay out 95% of their taxable income.

* REITs, like mutual funds, issue shares and pool investors' assets. They invest primarily in income-producing real estate, such as shopping centers, office buildings, apartment complexes and industrial properties, either through direct ownership or mortgages.


                                              www.americancentury.com         21


Glossary
------------------------------------------------------------------------------
                                                                    (Continued)

Equity REITs take direct ownership positions rather than debt positions. As a result, equity REIT shareholders can receive rental income from the properties in the portfolio and capital gains when properties are sold at a profit. In a fund that invests in equity REITs, such as ACRE, the income and capital gains generated by the REITs are passed through to fund investors.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION-- offers taxable and tax-free money market funds for relative stability of principal and liquidity, allowing maximum portfolio diversification.

* INCOME-- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME-- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH-- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021




[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                       RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                       RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                        RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                            RISK LEVEL - AGGRESSIVE

                                DOMESTIC EQUITY

                                Small Cap Quantitative
                                Small Cap Value

                            RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                        RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                         RISK LEVEL - MODERATE

                               SPECIALTY

                       Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


--------------------------------------------------------------------------------
[back cover]

[american century logo (reg. sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9911                                Funds Distributor, Inc. is the distributor
SH-SAN-18154                        of American Century funds
                                   (c)1999 American Century Services Corporation

[front cover]

                                                             SEPTEMBER 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

[graphic of stairs]

EQUITY INDEX

                                               [american century logo (reg. sm)]
                                                                        American
                                                                         Century




[inside front cover]

Y2K TESTING EFFORTS PAY DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999, to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin}

EQUITY INDEX
(ACIVX)
-------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

RECEIVE YOUR ANNUAL REPORTS ONLINE
CHOOSE OUR ELECTRONIC COMMUNICATION PROGRAM

     Access annual reports, newsletters and prospectuses electronically.

     All you need is your OnePIN. Don't have a OnePIN? Visit
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     using your automated phone line personal access code.

     OnePIN opens the door to services that help you stay in control of your money:

     * MONITOR YOUR INVESTMENTS on your Personal Homepage any time,
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     Set up your OnePIN and choose the electronic communication program today.
     Questions? Call 1-800-345-2021 or go to www.americancentury.com.




Our Message to You
--------------------------------------------------------------------------------

[photo of JAMES E. STOWERS III and JAMES E. STOWERS, JR.]
JAMES E. STOWERS III, SEATED, WITH JAMES E. STOWERS, JR.

     Over the six months ended September 30, 1999, investments in the S&P 500 Index fund had to cope with returns that were less stellar than many have come to expect during the last several years of the ongoing U.S. economic expansion. Rising interest rates were the main culprit that held back the returns of the S&P 500. As rates rose -- along with corporate borrowing costs -- we saw a decline in the price investors were willing to pay for corporate earnings. With many of the market leaders of the S&P 500 already trading at historically high valuations, the large-capitalization stocks that make up the S&P 500 didn't perform as well as their mid- and small-cap counterparts.

     Within the S&P 500 itself, a select group of companies were chosen as leaders. These firms were able to provide predictable earnings in an unpredictable economy. Hearkening to the drumbeat of corporate America's drive toward increased productivity and consumers' attraction to the World Wide Web, most of these forerunners were technology firms, companies that provide the hardware for the explosive growth of the Internet, or electronic equipment companies.

     Turning to corporate matters, American Century has long pioneered the use of technologies that improve the efficiency of capital markets, lower the costs of trading securities, and ultimately offer better returns for you. Toward that end, we've made investments in several companies that are creating such technologies, including Archipelago, Optimark, Tradepoint Financial Networks, W.R. Hambrecht and, most recently, WorldStreet Corporation. WorldStreet, located in Boston, is developing a customized software application for portfolio managers that marries portfolio holdings with real time market information.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     Finally, in the spirit of our ongoing Year 2000 readiness disclosures, we've provided an update on our preparations for Y2K on the inside front cover of this report. We understand that our diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.               /s/James E. Stowers III
James E. Stowers, Jr.                  James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER      VICE CHAIRMAN OF THE BOARD AND
                                       CHIEF EXECUTIVE OFFICER

[right margin]

                               Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
EQUITY INDEX
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Schedule of Investments ................................................    7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   14
   Statement of Operations ................................................   15
   Statements of Changes
      in Net Assets .......................................................   16
   Notes to Financial
      Statements ..........................................................   17
   Financial Highlights ...................................................   20
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   22
   Background Information
      Investment Philosophy
         and Policies .....................................................   23
      Fund Management .....................................................   23
      Comparative Indices .................................................   23
   Glossary ...............................................................   24


                                                   www.americancentury.com    1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six-month period was marked by heightened market volatility and a sharp--but short--shift in investor sentiment. Investors entered the period still interested only in the 20 or so large, household-name growth stocks that had been leading the market for several quarters. A few weeks into the second quarter, however, the market suddenly bolted to value stocks, particularly smaller and medium-sized companies whose prices, beaten down over the previous three years, were too attractive to pass up.

* The shift was over in a matter of weeks, however, as two interest rate increases by the Federal Reserve sent investors back into "safety-first" growth stocks. Earnings were once again the name of the game, and companies whose earnings fell short of expectations, even a little, were swiftly punished. That put a premium on high-growth technology stocks, which were the big winners over the period.

EQUITY INDEX

* Equity Index returned 0.02% during the first half of its fiscal year, compared to a 0.36% return posted by the S&P 500 Index.

* Corporate America's effort to capitalize on the Internet drove success for computer-related companies such as IBM, Intel, and Hewlett Packard, all of which were among fund holdings. Investors shifted their preference from Internet-service providers, which led the market in early 1999, to companies that provide hardware and electrical equipment for Internet and other applications.

* Pharmaceutical companies, banks, and financial services companies struggled during the period. Drug stocks entered 1999 with inflated valuations and stumbled as regulatory and political concerns developed, while banks faced increasing pricing and competitive pressures in the wake of rising interest rates.

[left margin]

                                EQUITY INDEX(1)
                                    (ACIVX)
       TOTAL RETURNS:                               AS OF 9/30/99
          6 Months                                     0.02%(2)
       INCEPTION DATE:                                 2/26/99
       NET ASSETS:                                $384.7 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Institutional classes.

Investment terms are defined in the Glossary on pages 24-25.


2   1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of MARK MALLON]

MARK MALLON, HEAD OF SPECIALTY, ASSET ALLOCATION, AND GROWTH AND INCOME EQUITY FUNDS AT AMERICAN CENTURY

DOWN FROM THE PERCH

     Rising interest rates sparked volatility in the markets, and limited the return of the S&P 500 to only 0.36% during the first six months of American Century Equity Index Fund's fiscal year. On one hand, robust growth in the U.S. economy provided some optimism regarding corporate earnings. On the other, that same growth sparked fears of imminent inflation and caused interest rates to march upward. The fact that the S&P 500 had been trading at historically high valuations also hurt. Rising interest rates -- which translate into increased borrowing costs -- lowered the prices investors were willing to pay for corporate earnings. As such, the market convulsed with uncertainty and investors gravitated away from large-capitalization issues. For the six months ended September 30, 1999, the S&P MidCap 400, an index of midsize equities, returned 4.57%, and the Russell 2000 Index of small stocks rose 8.25%.

POCKETS OF STRONG GROWTH

     In spite of the S&P 500's volatility and flat six-month return, there were sectors that were buoyed by consistently strong earnings growth and stellar corporate management. The growth of the Internet provided stimulus to both the economy and the market. At the beginning of 1999, Internet retailers and service providers -- "dot.com stocks" -- posted astronomical market gains. But these stocks fell dramatically and were replaced as market leaders by other technology-related companies, including those that provide the hardware for the Internet. We also saw a run-up in the share prices of many semiconductor firms, as the microchip product cycle bottomed and the industry started to rebound.

ONGOING FOCUS ON CORPORATE EARNINGS AND INTEREST RATES

     The strong economy and vibrant stock market of the past several years have been supported by low unemployment, inflation, and interest rates. Consumer spending spurred by the wealth effect -- added economic activity provided by investors cashing in appreciated stocks to spend the proceeds -- have helped sustain this expansion. Productivity improvements and access to competitive information -- especially via the Internet -- have kept prices down in spite of a vigorous level of growth that historically has caused inflation. On the downside, this loss of pricing power could dampen corporate earnings, as could rising interest rates through increased borrowing costs and a slowing of economic growth. Shortly after the period covered by this report, the Fed shifted to a bias toward hiking rates yet again in order to subdue inflationary pressure. Going forward, market observers will be keenly eyeing emerging economic data for signs of inflation or clues regarding Fed monetary policy. As a result, there may be some market volatility in the months ahead.

[right margin]

"THE STRONG ECONOMY AND VIBRANT STOCK MARKET OF THE PAST SEVERAL YEARS HAVE BEEN SUPPORTED BY LOW UNEMPLOYMENT, INFLATION, AND INTEREST RATES."

MARKET RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999

S&P 500           0.36%
S&P MIDCAP 400    4.57%
RUSSELL 2000      8.25%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[mountain chart -- data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999

              S&P 500      S&P Mid-Cap 400     Russell 2000
3/31/1999      1.00             1.00                1.00
4/30/1999      1.04             1.08                1.09
5/31/1999      1.01             1.08                1.11
6/30/1999      1.07             1.14                1.16
7/31/1999      1.04             1.12                1.12
8/31/1999      1.03             1.08                1.08
9/30/1999      1.00             1.05                1.08


                                                   www.americancentury.com    3


Equity Index--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999*

                         INVESTOR CLASS              INSTITUTIONAL CLASS
                      (INCEPTION 2/26/99)            (INCEPTION 2/26/99)

                   EQUITY INDEX      S&P 500      EQUITY INDEX     S&P 500
6 MONTHS               0.02%          0.36%           0.13%         0.36%
LIFE OF FUND           4.02%          4.38%           4.14%         4.38%

*Returns for periods less than one year are not annualized.

See pages 22-25 for information about share classes, the S&P 500 Index and returns.

[mountain chart -- data below]

GROWTH OF $10,000 OVER LIFE OF FUND

                 Equity Index         S&P 500
2/26/1999          10000.00          10000.00
3/31/1999          10400.00          10400.00
4/30/1999          10779.60          10802.48
5/31/1999          10519.81          10547.54
6/30/1999          11097.35          11133.98
7/31/1999          10756.66          10785.49
8/31/1999          10696.42          10732.64
9/30/1999          10414.00          10438.57

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500 Index is provided for comparison. Equity Index's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


4   1-800-345-2021


Equity Index--Q&A
--------------------------------------------------------------------------------

     AN INTERVIEW WITH BARCLAYS GLOBAL INVESTORS, THE SUBADVISOR ON AMERICAN CENTURY EQUITY INDEX FUND

HOW DID EQUITY INDEX FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30,
1999?

     Equity Index Fund returned 0.02% during the first half of its fiscal year, compared to 0.36% for the Standard & Poor's 500 Index.* The fund's return slightly trailed that of the index -- and will most likely continue to do so going forward -- because of costs associated with the fund's operation, such as administrative and management fees that are deducted from assets. In addition, a small portion of the fund's assets are invested in low-risk, low-return money market securities in order to fund redemptions.

HOW WOULD YOU CHARACTERIZE THE S&P OVER THE PAST SIX MONTHS?

     The returns of the S&P 500 were propelled by technology stocks within the index, especially those companies that offer technological hardware products. Amid a relatively uncertain and volatile investment environment, investors gravitated toward companies they felt offered the best prospects for ever-improving earnings growth. Overall, they found computer hardware, semiconductor, and electrical equipment companies to be most appealing.

WHAT WAS IT ABOUT THESE COMPANIES THAT HELPED THEM THRIVE?

     Corporate America's continuing drive to improve productivity and to take advantage of e-commerce over the Internet were the main forces behind their success. Computer-related companies such as IBM, Intel, and Hewlett-Packard were the main beneficiaries of the move toward increased productivity. On the Internet side, there was a significant shift over the past six months. Investors abandoned Internet-service providers, the market leaders of early 1999 that had enjoyed astronomical share-price gains at the beginning of the year, in spite of the fact that many of the companies had yet to post any profits. The service provider group included America Online, the company that suffered the worst share-price declines in the S&P 500 during this most recent six-month period. Stock market participants instead looked to benefit from the more stable prospects offered by those companies that provide hardware and electrical equipment for Internet and other applications. As a result, we saw a run-up in the stocks of Cisco Systems, Lucent Technologies, Oracle Systems, Nortel Networks, General Electric, and Sun Microsystems. Signs of a recovery in Asia and a worldwide shortage of computer chips also helped another segment of the technology sector -- semiconductor manufacturers -- including Texas Instruments.

WHICH SECTORS STRUGGLED DURING THE  SIX MONTHS?

     Three industries had a particularly rough go of it during the period: pharmaceuticals, food and beverage, and financial services, especially banks. Drug stocks entered the period perched at historically high valuations, and were hit hard by two main concerns. First, there was uncertainty over the future of the regulatory and political backdrop; as elections in the Year 2000 loom closer, investors have become concerned about what effect changes to Medicare might have on the large pharmaceutical firms. In addition, there was a lull in the new

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"AMID A RELATIVELY UNCERTAIN AND VOLATILE INVESTMENT ENVIRONMENT, INVESTORS GRAVITATED TOWARD COMPANIES THEY FELT OFFERED THE BEST PROSPECTS FOR EVER-IMPROVING EARNINGS GROWTH."

PORTFOLIO AT A GLANCE
                                   9/30/99           3/31/99
NO. OF COMPANIES                     500               500
MEDIAN P/E RATIO                    29.1              22.3
MEDIAN MARKET                       $7.49             $7.78
   CAPITALIZATION                  BILLION           BILLION
PORTFOLIO TURNOVER                  2%(1)             0%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                0.49%(3)          0.49%(3)

(1) Six months ended 9/30/99.

(2) For the period from 2/26/99 (inception) to 3/31/99.

(3) Annualized.

Investment terms are defined in the Glossary on pages 24-25.


                                                   www.americancentury.com    5


Equity Index--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

product pipeline. As a result, companies such as Pfizer, Merck, Eli Lilly and American Home Products posted disappointing results. Turning to the food and beverage industry, one might have thought these steady-earnings-growth companies would have benefited from the relative uncertainty and volatility the market presented over the past six months. However, companies such as Coca-Cola and Gillette failed to meet earnings expectations -- in part due to pricing pressures -- and were also hurt by investors looking for more dynamic growth from other sectors that were better poised to fully benefit from the strong economy. The source of problems for financial services firms in general, and banks in particular, could be summed up in two words: interest rates. With rates on the rise, investors became concerned about shrinking margins between the interest banks earned and the rates they would have to pay depositors.

WHAT'S THE OUTLOOK FOR THE REST OF  THE YEAR?

     It's always difficult to predict the direction of the market. That being said, a fair amount of weight will be given to economic indicators and their effect on Federal Reserve Board monetary policy. During the period, sustained economic growth and signs of recovery in foreign markets, especially Asia, kindled fears of imminent inflation. Although no significant signs of inflation appeared, a vibrant U.S. economy and record-low unemployment spurred the Fed to try to head off inflation before it appeared by raising a key short-term interest rate in July and August. If the economy continues to grow at a rapid pace, unemployment stays low, and we start to see signs of inflationary pressures building, the Fed may feel it necessary to put the brakes on the economy even further by raising rates yet again.

[left margin]

TOP TEN HOLDINGS
                                               % OF FUND INVESTMENTS
                                              AS OF             AS OF
                                            9/30/99            3/31/99

MICROSOFT CORP.                              4.3%                3.8%
GENERAL ELECTRIC CO.
     (U.S.)                                  3.6%                3.0%
INTEL CORP.                                  2.3%                1.7%
CISCO SYSTEMS INC.                           2.1%                1.5%
INTERNATIONAL BUSINESS
     MACHINES CORP.                          2.0%                1.4%
WAL-MART STORES, INC.                        2.0%                1.7%
LUCENT TECHNOLOGIES
     INC.                                    1.8%                1.2%
EXXON CORP.                                  1.7%                1.4%
MERCK & CO., INC.                            1.4%                1.6%
CITIGROUP INC.                               1.4%                1.2%

TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                           9/30/99              3/31/99
COMPUTER SOFTWARE                            7.8%                6.1%
TELEPHONE                                    7.5%                6.6%
PHARMACEUTICALS                              7.5%                8.1%
BANKS                                        7.2%                7.3%
COMPUTER HARDWARE &
     BUSINESS MACHINES                       6.5%                5.0%


6   1-800-345-2021


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.7%

AIRLINES -- 0.2%
                    5,694  AMR Corp.(1)                          $   310,323
                    5,159  Delta Air Lines Inc.                      250,212
                   18,513  Southwest Airlines Co.                    281,166
                    2,850  US Airways Group Inc.(1)                   74,812
                                                            --------------------
                                                                     916,513
                                                            --------------------
ALCOHOL - 0.4%
                   17,199  Anheuser-Busch Companies, Inc.          1,205,005
                    2,562  Brown-Forman Corp. Cl B                   159,805
                    1,355  Coors (Adolph) Co. Cl B                    73,339
                                                            --------------------
                                                                   1,438,149
                                                            --------------------
APPAREL & TEXTILES -- 0.4%
                    2,314  Liz Claiborne, Inc.                        71,734
                   10,320  NIKE, Inc.                                586,950
                    1,943  Reebok International Ltd.(1)               20,766
                    1,336  Russell Corp.                              18,954
                   33,252  Sara Lee Corp.                            779,344
                      672  Springs Industries, Inc. Cl A              22,806
                    4,357  VF Corp.                                  135,067
                                                            --------------------
                                                                   1,635,621
                                                            --------------------
BANKS -- 7.2%
                    6,507  AmSouth Bancorporation                    152,508
                   43,081  Banc One Corp.                          1,499,757
                   27,146  Bank of New York Co., Inc. (The)          907,694
                   63,292  BankAmerica Corp.                       3,524,573
                   10,864  BankBoston Corp.                          471,226
                   11,522  BB & T Corp.                              373,025
                   30,560  Chase Manhattan Corp.                   2,303,460
                  123,644  Citigroup Inc.                          5,440,336
                    5,706  Comerica, Inc.                            288,866
                    9,784  Fifth Third Bancorp                       595,295
                   35,183  First Union Corp.                       1,251,195
                   36,349  Firstar Corp.                             931,443
                   20,899  Fleet Financial Group, Inc.               765,426
                    8,502  Huntington Bancshares Inc.                226,100
                   16,549  KeyCorp                                   427,171
                   19,033  Mellon Bank Corp.                         642,364
                    6,503  Morgan (J.P.) & Co.                       742,968
                   22,915  National City Corp.                       611,544
                    4,075  Northern Trust Corp.                      340,390
                   11,123  PNC Bank Corp.                            586,043
                    8,152  Regions Financial Corp.                   244,305

Shares                                                         Value
-------------------------------------------------------------------------------

                    3,924  Republic New York Corp.               $   241,081
                    6,107  SouthTrust Corp.                          219,089
                    5,853  State Street Corp.                        378,250
                    6,361  Summit Bancorp.                           206,335
                   11,800  SunTrust Banks, Inc.                      775,850
                    9,804  Synovus Financial Corp.                   183,212
                   26,724  U.S. Bancorp                              806,731
                    5,158  Union Planters Corp.                      210,188
                    7,458  Wachovia Corp.                            586,385
                   60,524  Wells Fargo & Co.                       2,398,263
                                                            --------------------
                                                                  28,331,073
                                                            --------------------
CHEMICALS -- 2.0%
                    8,414  Air Products and Chemicals, Inc.          244,532
                    2,710  Ashland Inc.                               91,124
                    4,206  Avery Dennison Corp.                      221,866
                    8,126  Dow Chemical Co.                          923,317
                   35,714  du Pont (E.I.) de Nemours & Co.         2,174,090
                    2,859  Eastman Chemical Co.                      114,360
                    4,766  Engelhard Corp.                            86,682
                    1,211  FMC Corp.(1)                               58,431
                    2,583  Grace (W.R.) & Co. (Del.)(1)               41,489
                    2,167  Great Lakes Chemical Corp.                 82,481
                    3,681  Hercules Inc.                             105,369
                    9,216  Illinois Tool Works Inc.                  687,168
                   14,784  Minnesota Mining
                              & Manufacturing Co.                  1,420,188
                    6,384  PPG Industries, Inc.                      383,040
                    5,822  Praxair, Inc.                             267,812
                    7,765  Rohm and Haas Co.                         280,511
                    3,105  Sealed Air Corp.(1)                       159,325
                    6,249  Sherwin-Williams Co.                      130,838
                    6,242  Tenneco Inc.                              106,114
                    4,884  Union Carbide Corp.                       277,472
                    3,034  Vulcan Materials Co.                      111,120
                                                            --------------------
                                                                   7,967,329
                                                            --------------------
CLOTHING STORES -- 0.5%
                   31,479  Gap, Inc. (The)                         1,007,328
                    7,864  Limited, Inc. (The)                       300,798
                    5,171  Nordstrom, Inc.                           139,617
                   11,811  TJX Companies, Inc. (The)                 331,446
                                                            --------------------
                                                                   1,779,189
                                                            --------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 6.5%
                    2,900  Adaptec, Inc.(1)                          115,184
                    5,754  Apple Computer, Inc.(1)                   364,120
                    6,262  Cabletron Systems, Inc.(1)                 98,235


See Notes to Financial Statements                   www.americancentury.com    7


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

                  118,405  Cisco Systems Inc.(1)                $  8,114,443
                   62,364  Compaq Computer Corp.                   1,430,474
                    1,787  Data General Corp.(1)                      37,639
                   93,110  Dell Computer Corp.(1)                  3,893,162
                   37,141  EMC Corp. (Mass.)(1)                    2,653,260
                   11,420  Gateway Inc.(1)                           507,476
                   37,098  Hewlett-Packard Co.                     3,413,016
                    5,332  IKON Office Solutions Inc.                 56,986
                    4,336  Lexmark International
                              Group, Inc. Cl A(1)                    349,048
                    2,638  Network Appliances, Inc.(1)               188,947
                    9,907  Pitney Bowes Inc.                         603,708
                    8,365  Seagate Technology, Inc.(1)               257,747
                    6,819  Silicon Graphics, Inc.(1)                  74,583
                   28,357  Sun Microsystems, Inc.(1)               2,638,087
                   24,263  Xerox Corp.                             1,017,530
                                                            --------------------
                                                                  25,813,645
                                                            --------------------
COMPUTER SOFTWARE -- 7.8%

                    2,189  Adobe Systems Inc.                        248,383
                    2,170  Autodesk, Inc.                             47,469
                    8,676  BMC Software, Inc.(1)                     620,605
                   19,786  Computer Associates
                              International, Inc.                  1,211,892
                   13,348  Compuware Corp.(1)                        347,465
                   66,229  International Business
                              Machines Corp.                       8,038,545
                  186,565  Microsoft Corp.(1)                     16,901,623
                   12,352  Novell, Inc.(1)                           255,146
                   52,796  Oracle Corp.(1)                         2,403,868
                    9,801  Parametric Technology Corp.(1)            132,007
                    8,695  PeopleSoft, Inc.                          147,543
                   10,395  Unisys Corp.(1)                           469,074
                                                            --------------------
                                                                  30,823,620
                                                            --------------------
CONSTRUCTION & REAL PROPERTY -- 0.3%
                    1,485  Armstrong World Industries, Inc.           66,732
                    2,174  Centex Corp.                               64,269
                    1,236  Fleetwood Enterprises, Inc.                24,952
                    2,731  Fluor Corp.                               109,923
                    6,373  Georgia-Pacific Corp.                     258,106
                    1,762  Kaufman & Broad Home Corp.                 36,341
                   15,061  Masco Corp.                               466,891
                    2,027  Owens Corning                              43,961
                    1,617  Pulte Corp.                                35,170
                                                            --------------------
                                                                   1,106,345
                                                            --------------------
CONSUMER DURABLES -- 0.1%
                    3,242  Black & Decker Corp. (The)                148,119
                    3,259  Maytag Corp.                              108,565
                    2,829  Whirlpool Corp.                           184,769
                                                            --------------------
                                                                     441,453
                                                            --------------------
DEFENSE/AEROSPACE -- 1.1%
                   20,250  AlliedSignal Inc.                       1,213,734
                   35,273  Boeing Co.                              1,503,512
                    6,759  General Dynamics Corp.                    422,015

Shares                                                          Value
--------------------------------------------------------------------------------

                    3,183  Goodrich (B.F.) Company (The)         $    92,307
                   14,400  Lockheed Martin Corp.                     470,700
                    2,565  Northrop Grumman Corp.                    163,038
                   12,347  Raytheon Co. Cl B                         612,720
                                                            --------------------
                                                                   4,478,026
                                                            --------------------
DEPARTMENT STORES -- 2.9%
                    8,016  Costco Companies, Inc.(1)                 576,902
                   16,266  Dayton Hudson Corp.                       976,977
                    3,932  Dillard's Inc. Cl A                        79,869
                    7,718  Federated Department Stores, Inc.(1)      337,180
                   18,072  Kmart Corp.(1)                            211,216
                    5,854  Kohl's Corp.(1)                           387,096
                   12,333  May Department Stores Co. (The)           449,384
                    9,643  Penney (J.C.) Company, Inc.               331,478
                   13,984  Sears, Roebuck & Co.                      438,748
                  162,844  Wal-Mart Stores, Inc.                   7,745,268
                                                            --------------------
                                                                  11,534,118
                                                            --------------------
ELECTRICAL EQUIPMENT -- 4.2%
                    4,147  ADC Telecommunications, Inc.(1)           173,785
                    2,896  Andrew Corp.(1)                            50,137
                    8,931  Corning Inc.                              612,332
                    4,914  Danaher Corp.                             258,906
                    7,794  Dover Corp.                               318,580
                    2,592  Eaton Corp.                               223,722
                    6,248  General Instrument Corp.(1)               300,685
                    2,866  Harris Corp.                               79,173
                    4,617  Honeywell Inc.                            513,930
                    3,286  ITT Industries, Inc.                      104,536
                    3,121  Johnson Controls, Inc.                    206,961
                    3,250  KLA-Tencor Corporation(1)                 211,352
                  111,538  Lucent Technologies Inc.                7,236,028
                    1,625  Millipore Corp.                            61,039
                   22,109  Motorola, Inc.                          1,945,592
                   48,611  Nortel Networks Corp.                   2,479,161
                    2,724  Scientific-Atlanta, Inc.                  135,008
                    9,363  Solectron Corp.(1)                        672,380
                    1,752  Tektronix, Inc.                            58,692
                   14,368  Tellabs, Inc.(1)                          818,527
                    5,727  Thermo Electron Corp.(1)                   76,957
                                                            --------------------
                                                                  16,537,483
                                                            --------------------
ELECTRICAL UTILITIES -- 2.0%
                    7,020  AES Corp. (The)(1)                        414,180
                    5,025  Ameren Corp.                              190,008
                    7,054  American Electric Power Co., Inc.         240,718
                    5,575  Carolina Power & Light Co.                197,216
                    7,753  Central & South West Corp.                163,782
                    5,832  CINergy Corp.                             165,118
                    8,315  Consolidated Edison, Inc.                 345,072
                    5,442  Constellation Energy Group                153,056
                    7,166  Dominion Resources, Inc. (Va.)            323,366
                    5,300  DTE Energy Company                        191,462
                   13,308  Duke Energy Corp.                         733,604
                   12,870  Edison International                      312,902


8   1-800-345-2021                             See Notes to Financial Statements


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

                    9,081  Entergy Corp.                         $   262,781
                    8,674  FIRSTENERGY CORP.                         221,187
                    3,496  Florida Progress Corp.                    161,690
                    6,641  FPL Group, Inc.                           334,540
                    4,721  GPU Inc.                                  154,023
                    4,207  New Century Energies, Inc.                140,672
                    6,808  Niagara Mohawk Holdings Inc.(1)           105,098
                    5,580  Northern States Power Co. (Minn.)         120,319
                   10,771  PacifiCorp                                216,766
                    7,087  PECO Energy Co.                           265,762
                   14,000  PG&E Corp.                                362,250
                    5,699  PP&L Resources, Inc.                      154,229
                    8,131  Public Service Enterprise Group Inc.      314,060
                   10,818  Reliant Energy, Inc.                      292,762
                    4,062  Sonat Inc.                                161,211
                   25,330  Southern Co.                              652,247
                   10,315  Texas Utilities Co.                       384,878
                    7,997  Unicom Corp.                              295,389
                                                            --------------------
                                                                   8,030,348
                                                            --------------------
ENERGY RESERVES & PRODUCTION -- 5.0%
                    3,273  Amerada Hess Corp.                        200,471
                    4,575  Anadarko Petroleum Corp.                  139,823
                    4,049  Apache Corp.                              174,866
                   11,822  Atlantic Richfield Co.                  1,047,725
                    6,512  Burlington Resources Inc.                 239,316
                   24,016  Chevron Corp.                           2,131,420
                   88,847  Exxon Corp.                             6,746,819
                    3,133  Kerr-McGee Corp.                          172,511
                   28,643  Mobil Corp.                             2,885,782
                   12,651  Occidental Petroleum Corp.                292,554
                    9,345  Phillips Petroleum Co.                    455,569
                   78,497  Royal Dutch Petroleum Co.
                              New York Shares                      4,636,229
                    9,130  Union Pacific Resources                   146,651
                    8,835  Unocal Corp.                              327,447
                                                            --------------------
                                                                  19,597,183
                                                            --------------------
ENTERTAINMENT -- 0.5%
                   22,518  Carnival Corp. Cl A                       979,533
                    2,586  King World Productions, Inc.(1)            96,975
                   25,383  Viacom, Inc. Cl B(1)                    1,072,432
                                                            --------------------
                                                                   2,148,940
                                                            --------------------
ENVIRONMENTAL SERVICES -- 0.1%
                    4,944  Allied Waste Industries, Inc.(1)           57,783
                   22,341  Waste Management, Inc.                    430,064
                                                            --------------------
                                                                     487,847
                                                            --------------------
FINANCIAL SERVICES -- 6.4%
                   16,457  American Express Co.                    2,215,524
                    9,368  Aon Corp.                                 276,942
                   26,728  Associates First Capital Corp.            962,208
                    3,540  Block (H & R), Inc.                       153,769
                    7,304  Capital One Financial Corp.               284,856
                   26,535  Cendant Corp.(1)                          470,996

Shares                                                          Value
--------------------------------------------------------------------------------

                    4,089  Countrywide Credit Industries, Inc.   $   131,870
                   37,606  Fannie Mae                              2,357,426
                   25,452  Federal Home Loan
                              Mortgage Corporation                 1,323,504
                  119,900  General Electric Co. (U.S.)            14,215,644
                   17,640  Household International, Inc.             707,805
                    4,062  Kansas City Southern Industries, Inc.     188,629
                    9,620  Marsh & McLennan Companies, Inc.          658,970
                   29,440  MBNA Corp.                                671,600
                    5,171  Providian Financial Corp.                 409,479
                    6,082  SLM Holding Corp.                         261,526
                    2,037  Temple-Inland Inc.                        123,238
                                                            --------------------
                                                                  25,413,986
                                                            --------------------
FOOD & BEVERAGE -- 3.3%
                   22,670  Archer-Daniels-Midland Co.                276,291
                   10,319  Bestfoods                                 500,472
                   16,042  Campbell Soup Co.                         627,643
                   90,410  Coca-Cola Company (The)                 4,345,331
                   15,531  Coca-Cola Enterprises, Inc.               350,418
                   17,916  ConAgra, Inc.                             404,230
                    5,576  General Mills, Inc.                       452,353
                   13,279  Heinz (H.J.) Co.                          570,997
                    5,162  Hershey Foods Corp.                       251,325
                   14,812  Kellogg Co.                               554,524
                   11,835  Nabisco Group Holdings Corp.              177,525
                   53,721  PepsiCo, Inc.                           1,625,060
                    8,811  Pioneer Hi-Bred International, Inc.       350,788
                    5,007  Quaker Oats Co. (The)                     309,808
                    4,354  Supervalu Inc.                             94,972
                   12,202  SYSCO Corp.                               427,833
                   20,965  Unilever N.V. New York Shares           1,428,241
                    4,222  Wrigley (Wm.) Jr. Company                 290,526
                                                            --------------------
                                                                  13,038,337
                                                            --------------------
FOREST PRODUCTS & PAPER -- 0.8%
                    1,905  Bemis Co., Inc.                            64,532
                    2,045  Boise Cascade Corp.                        74,515
                    3,524  Champion International Corp.              181,046
                    8,131  Fort James Corp.                          216,996
                   15,036  International Paper Co.                   722,668
                   19,543  Kimberly-Clark Corp.                    1,026,008
                    3,942  Louisiana-Pacific Corp.                    61,594
                    3,781  Mead Corp. (The)                          129,972
                    1,079  Potlatch Corp.                             44,441
                    3,668  Westvaco Corp.                             93,992
                    7,331  Weyerhaeuser Co.                          422,449
                    4,073  Willamette Industries, Inc.               175,648
                                                            --------------------
                                                                   3,213,861
                                                            --------------------
GAS & WATER UTILITIES -- 0.2%
                    4,294  CMS Energy Corp.                          145,728
                    3,101  Columbia Energy Group                     171,718
                    3,524  Consolidated Natural Gas Co.              219,810
                      819  Eastern Enterprises                        38,032
                    1,759  NICOR Inc.                                 65,413


See Notes to Financial Statements                   www.americancentury.com    9


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

                    1,205  ONEOK, Inc.                           $    36,527
                    1,342  People's Energy Corp.                      47,222
                    8,817  Sempra Energy                             183,504
                                                            --------------------
                                                                     907,954
                                                            --------------------
GOLD -- 0.2%
                   14,203  Barrick Gold Corp.                        308,915
                    5,986  Freeport-McMoran
                              Copper & Gold, Inc. Cl B                93,157
                    9,467  Homestake Mining Co.                       86,978
                    6,015  Newmont Mining Corp.                      155,638
                   11,689  Placer Dome Inc.                          173,874
                                                            --------------------
                                                                     818,562
                                                            --------------------
GROCERY STORES -- 0.6%
                   15,315  Albertson's, Inc.                         605,900
                    1,370  Great Atlantic &
                              Pacific Tea Co., Inc. (The)             41,528
                   30,162  Kroger Co. (The)(1)                       665,449
                   18,157  Safeway Inc.(1)                           691,101
                    5,434  Winn-Dixie Stores, Inc.                   161,322
                                                            --------------------
                                                                   2,165,300
                                                            --------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.5%
                    3,430  Cooper Industries, Inc.                   160,352
                    1,506  Cummins Engine Company, Inc.               75,018
                   16,009  Emerson Electric Co.                    1,011,569
                    1,393  Foster Wheeler Corp.                       16,803
                    3,507  Grainger (W.W.), Inc.                     168,555
                    2,160  Phelps Dodge Corp.                        118,935
                    6,935  Rockwell International Corp.              364,088
                    2,048  Thomas & Betts Corp.                      104,448
                                                            --------------------
                                                                   2,019,768
                                                            --------------------
HEAVY MACHINERY -- 0.1%
                    2,715  Case Corp.                                135,241
                    8,561  Deere & Co.                               331,204
                      278  NACCO Industries, Inc. Cl A                19,425
                                                            --------------------
                                                                     485,870
                                                            --------------------
HOME PRODUCTS -- 2.2%
                    2,046  Alberto-Culver Company Cl B                47,314
                    9,631  Avon Products, Inc.                       238,969
                    8,673  Clorox Co. (The)                          331,742
                   21,444  Colgate-Palmolive Co.                     981,063
                    4,751  Ecolab Inc.                               162,128
                    6,226  Fortune Brands, Inc.                      200,788
                   39,906  Gillette Company                        1,354,310
                    3,923  International Flavors & Fragrances Inc.   135,344
                    1,496  National Service Industries, Inc.          47,124
                   10,275  Newell Co.                                293,480
                   48,620  Procter & Gamble Co. (The)              4,558,125
                   12,054  Ralston Purina Co.                        335,252
                    2,156  Tupperware Corp.                           43,659
                                                            --------------------
                                                                   8,729,298
                                                            --------------------

Shares                                                         Value
-------------------------------------------------------------------------------

HOTELS -- 0.1%
                    4,527  Harrah's Entertainment, Inc.(1)       $   125,624
                    9,401  Hilton Hotels Corporation                  92,835
                    7,176  Mirage Resorts, Inc.(1)                   100,912
                                                            --------------------
                                                                     319,371
                                                            --------------------
INDUSTRIAL PARTS -- 0.9%
                      826  Briggs & Stratton Corp.                    48,218
                   13,145  Caterpillar Inc.                          720,510
                    2,558  Crane Co.                                  57,395
                    6,631  Genuine Parts Company                     176,136
                    6,096  Ingersoll-Rand Co.                        334,899
                    2,171  McDermott International, Inc.              43,963
                    1,363  Milacron Inc.                              24,193
                    4,603  Pall Corp.                                106,732
                    3,947  Parker-Hannifin Corp.                     176,875
                    2,320  Snap-on Inc.                               75,400
                    3,257  Stanley Works (The)                        82,036
                    5,563  Textron Inc.                              430,437
                    2,297  Timken Co.                                 37,039
                   17,645  United Technologies Corp.               1,046,569
                                                            --------------------
                                                                   3,360,402
                                                            --------------------
INDUSTRIAL SERVICES(2)
                    2,587  Ryder System, Inc.                         52,710
                                                            --------------------
INFORMATION SERVICES -- 1.3%
                   22,663  Automatic Data Processing, Inc.         1,011,336
                    5,288  Ceridian Corp.(1)                         131,539
                    5,833  Computer Sciences Corp.(1)                410,133
                    6,087  Dun & Bradstreet Corp. (The)              181,849
                   18,053  Electronic Data Systems Corp.             955,681
                    5,405  Equifax Inc.                              152,016
                   15,878  First Data Corp.                          696,647
                   11,665  IMS Health Inc.                           266,108
                   10,301  Interpublic Group of Companies, Inc.      423,629
                   11,987  Laidlaw Inc.                               80,912
                    6,490  Omnicom Group Inc.                        513,927
                    8,972  Paychex, Inc.                             306,450
                      957  Shared Medical Systems Corp.               44,740
                                                            --------------------
                                                                   5,174,967
                                                            --------------------
INTERNET -- 1.4%
                   13,181  3Com Corp.(1)                             378,542
                   40,178  America Online Inc.(1)                  4,178,512
                    5,676  QUALCOMM Inc.(1)                        1,073,651
                                                            --------------------
                                                                   5,630,705
                                                            --------------------
LEISURE -- 0.4%
                    3,388  Brunswick Corp.                            84,276
                   11,714  Eastman Kodak Co.                         883,675
                    7,139  Hasbro, Inc.                              153,042
                   15,160  Mattel, Inc.                              288,040
                    1,625  Polaroid Corp.                             42,250
                                                            --------------------
                                                                   1,451,283
                                                            --------------------


10  1-800-345-2021                             See Notes to Financial Statements


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

LIFE AND HEALTH INSURANCE -- 0.7%
                    5,167  Aetna Inc.                            $   254,475
                    9,734  AFLAC Inc.                                407,611
                    9,227  American General Corp.                    583,031
                    7,375  CIGNA Corp.                               573,406
                   11,811  Conseco Inc.                              228,100
                    7,340  Lincoln National Corp.                    275,709
                    5,012  Torchmark Corp.                           129,686
                    8,694  UNUM Corp.                                255,930
                                                            --------------------
                                                                   2,707,948
                                                            --------------------
MEDIA -- 2.5%
                   25,952  CBS Corp.(1)                            1,200,280
                   12,122  Clear Channel
                              Communications, Inc.(1)                968,245
                   27,144  Comcast Corp. Cl A                      1,081,519
                   75,567  Disney (Walt) Co.                       1,955,296
                   22,250  MediaOne Group Inc.(1)                  1,519,953
                    1,902  Meredith Corp.                             69,066
                   46,736  Time Warner Inc.                        2,839,212
                    8,688  Tribune Co.                               432,228
                                                            --------------------
                                                                  10,065,799
                                                            --------------------
MEDICAL PRODUCTS & SUPPLIES -- 3.4%
                   55,765  Abbott Laboratories                     2,049,364
                    1,904  Bard (C.R.), Inc.                          89,607
                    2,048  Bausch & Lomb Inc. Cl A                   135,040
                   10,696  Baxter International, Inc.                644,434
                    9,109  Becton, Dickinson and Co.                 255,621
                    4,084  Biomet, Inc.                              107,333
                   14,510  Boston Scientific Corp.(1)                358,216
                   11,014  Guidant Corp.                             590,626
                   49,183  Johnson & Johnson                       4,518,688
                    2,586  Mallinckrodt Inc.                          78,065
                   42,878  Medtronic, Inc.                         1,522,169
                    3,113  St. Jude Medical, Inc.(1)                  98,060
                   30,267  Tyco International Ltd.                 3,125,068
                                                            --------------------
                                                                  13,572,291
                                                            --------------------
MEDICAL PROVIDERS & SERVICES -- 0.4%
                   21,019  Columbia/HCA Healthcare Corp.             445,340
                    4,071  HCR Manor Care, Inc.(1)                    69,970
                   15,333  HEALTHSOUTH Corp.(1)                       92,956
                    6,017  Humana Inc.(1)                             41,367
                    9,931  Service Corp. International               104,896
                   11,297  Tenet Healthcare Corp.(1)                 198,404
                    6,418  United HealthCare Corp.                   312,476
                    2,411  Wellpoint Health Networks Inc.(1)         137,427
                                                            --------------------
                                                                   1,402,836
                                                            --------------------
MINING & METALS -- 0.6%
                    8,387  Alcan Aluminium Ltd.                      262,094
                   13,458  Alcoa Inc.                                835,237
                    7,172  Allegheny Teledyne Inc.                   121,028
                    1,384  ASARCO Inc.                                37,108
                    1,096  Ball Corporation                           48,292

Shares                                                          Value
--------------------------------------------------------------------------------

                    4,657  Bethlehem Steel Corporation(1)        $    34,345
                    4,481  Crown Cork & Seal Co., Inc.               108,664
                    3,275  Cyprus Amax Minerals Co.                   64,272
                    6,884  Inco Ltd.                                 147,146
                    3,243  Nucor Corp.                               154,448
                    5,702  Owens-Illinois, Inc.(1)                   112,971
                    2,323  Reynolds Metals Co.                       140,251
                    3,252  USX-U.S. Steel Group                       83,739
                    3,289  Worthington Industries, Inc.               55,810
                                                            --------------------
                                                                   2,205,405
                                                            --------------------
MOTOR VEHICLES & PARTS -- 1.3%
                    2,732  Cooper Tire and Rubber Company             48,152
                    6,103  Dana Corp.                                226,574
                   20,605  Delphi Automotive Systems Corp.           330,968
                   44,385  Ford Motor Co.                          2,227,572
                   23,680  General Motors Corp.                    1,490,360
                    5,705  Goodyear Tire & Rubber Co. (The)          274,553
                    2,439  Navistar International Corp.(1)           113,414
                    2,855  PACCAR Inc.                               145,070
                    4,360  TRW Inc.                                  216,910
                                                            --------------------
                                                                   5,073,573
                                                            --------------------
OIL REFINING -- 1.1%
                    7,757  Coastal Corp. (The)                       317,552
                   23,230  Conoco Inc. Cl B                          635,921
                   25,924  Enron Corp.                             1,069,365
                    3,384  Sunoco, Inc.                               92,637
                   19,671  Texaco Inc.                             1,241,732
                    4,200  Tosco Corp.                               106,050
                   11,275  USX-Marathon Group                        329,794
                   15,757  Williams Companies, Inc. (The)            589,903
                                                            --------------------
                                                                   4,382,954
                                                            --------------------
OIL SERVICES -- 0.6%
                   11,959  Baker Hughes Inc.                         346,811
                   16,150  Halliburton Co.                           662,150
                    1,777  Helmerich & Payne, Inc.                    44,980
                    3,005  Rowan Companies, Inc.(1)                   48,831
                   19,976  Schlumberger Ltd.                       1,244,754
                                                            --------------------
                                                                   2,347,526
                                                            --------------------
PHARMACEUTICALS -- 7.5%
                    2,440  Allergan, Inc.                            268,400
                    3,670  ALZA Corp.(1)                             157,122
                   47,971  American Home Products Corp.            1,990,796
                   18,731  Amgen Inc.(1)                           1,526,576
                   72,673  Bristol-Myers Squibb Co.                4,905,427
                    9,927  Cardinal Health, Inc.                     541,022
                   40,022  Lilly (Eli) & Co.                       2,561,408
                   10,175  McKesson HBOC, Inc.                       295,075
                   85,862  Merck & Co., Inc.                       5,564,931
                   23,177  Monsanto Co.                              827,129
                    3,575  PE Corp-PE Biosystems Group               258,294
                  141,816  Pfizer, Inc.                            5,096,512
                   18,596  Pharmacia & Upjohn Inc.                   922,826


See Notes to Financial Statements                   www.americancentury.com   11


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

                   53,901  Schering-Plough Corp.                $  2,351,431
                    3,672  Sigma-Aldrich Corp.                       116,471
                   31,207  Warner-Lambert Co.                      2,071,365
                    3,521  Watson Pharmaceuticals, Inc.(1)           107,611
                                                            --------------------
                                                                  29,562,396
                                                            --------------------
PROPERTY AND CASUALTY
INSURANCE -- 2.0%
                   29,527  Allstate Corp.                            736,330
                   56,673  American International Group, Inc.      4,927,009
                    5,992  Chubb Corp. (The)                         298,476
                    6,101  Cincinnati Financial Corp.                228,978
                    8,414  Hartford Financial Services
                              Group Inc. (The)                       343,922
                    3,923  Jefferson-Pilot Corp.                     247,885
                    4,040  Loews Corp.                               283,558
                    3,662  MBIA Inc.                                 170,741
                    4,054  MGIC Investment Corp.                     193,578
                    2,702  Progressive Corp. (Ohio)                  220,720
                    5,016  SAFECO Corp.                              140,291
                    8,418  St. Paul Companies, Inc.                  231,495
                                                            --------------------
                                                                   8,022,983
                                                            --------------------
PUBLISHING -- 0.6%
                    2,560  American Greetings Corp. Cl A              65,920
                    2,962  Deluxe Corp.                              100,708
                    4,876  Donnelley (R.R.) & Sons Co.               140,794
                    3,387  Dow Jones & Co., Inc.                     180,781
                   10,305  Gannett Co., Inc.                         712,977
                    2,586  Harcourt General Inc.                     107,642
                    1,335  Jostens, Inc.                              25,532
                    2,859  Knight-Ridder, Inc.                       156,888
                    7,207  McGraw-Hill Companies, Inc. (The)         348,639
                    6,525  New York Times Co. (The) Cl A             244,688
                    2,611  Times Mirror Co. (New) Cl A               171,836
                                                            --------------------
                                                                   2,256,405
                                                            --------------------
RAILROADS -- 0.4%
                   17,231  Burlington Northern Santa Fe Corp.        473,852
                    7,997  CSX Corp.                                 338,873
                   13,865  Norfolk Southern Corp.                    339,692
                    9,089  Union Pacific Corp.                       436,840
                                                            --------------------
                                                                   1,589,257
                                                            --------------------
RESTAURANTS -- 0.7%
                    5,006  Darden Restaurants, Inc.                   97,930
                    9,084  Marriott International, Inc.              296,933
                   49,691  McDonald's Corp.                        2,136,713
                    5,578  Tricon Global Restaurants Inc.(1)         228,349
                    4,595  Wendy's International, Inc.               121,193
                                                            --------------------
                                                                   2,881,118
                                                            --------------------
SECURITIES & ASSET MANAGEMENT -- 1.2%
                    4,205  Bear Stearns Companies Inc.               161,630
                    9,235  Franklin Resources, Inc.                  283,976
                    4,328  Lehman Brothers Holdings Inc.             252,376
                   13,504  Merrill Lynch & Co., Inc.                 907,300

Shares                                                          Value
--------------------------------------------------------------------------------

                   20,963  Morgan Stanley Dean Witter & Co.     $  1,869,638
                    5,289  Paine Webber Group, Inc.                  191,726
                   30,029  Schwab (Charles) Corp.                  1,011,602
                                                            --------------------
                                                                   4,678,248
                                                            --------------------
SEMICONDUCTOR -- 3.5%
                    5,209  Advanced Micro Devices, Inc.(1)            89,530
                   13,587  Applied Materials, Inc.(1)              1,055,115
                    1,635  EG&G, Inc.                                 65,093
                  120,984  Intel Corp.                             8,994,404
                    5,175  LSI Logic Corp.(1)                        266,512
                    9,108  Micron Technology, Inc.(1)                606,251
                    6,118  National Semiconductor Corp.(1)           186,599
                   28,753  Texas Instruments Inc.                  2,364,934
                                                            --------------------
                                                                  13,628,438
                                                            --------------------
SPECIALTY STORES -- 2.1%
                    5,546  AutoZone, Inc.(1)                         155,635
                    3,900  Bed Bath & Beyond Inc.(1)                 136,378
                    7,446  Best Buy Co., Inc.(1)                     462,117
                    7,338  Circuit City Stores-Circuit City Group    309,572
                    4,057  Consolidated Stores Corp.(1)               89,508
                   14,269  CVS Corp.                                 582,354
                    8,134  Dollar General Corp.                      251,137
                   54,275  Home Depot, Inc.                        3,724,622
                    1,478  Longs Drug Stores Corp.                    44,155
                   13,585  Lowe's Companies, Inc.                    662,269
                   13,678  Office Depot, Inc.(1)                     139,345
                    1,807  Pep Boys-Manny, Moe & Jack (The)           26,879
                    9,499  Rite Aid Corp.                            131,205
                   16,973  Staples, Inc.(1)                          370,224
                    7,185  Tandy Corp.                               371,375
                    9,109  Toys 'R' Us, Inc.(1)                      136,635
                   36,757  Walgreen Co.                              932,709
                                                            --------------------
                                                                   8,526,119
                                                            --------------------
TELEPHONE -- 7.5%
                   40,307  Ameritech Corp.                         2,708,127
                  116,767  AT&T Corp.                              5,079,364
                   56,883  Bell Atlantic Corp.                     3,828,937
                   69,081  BellSouth Corp.                         3,108,645
                    5,067  Century Telephone Enterprises, Inc.       205,847
                   26,648  Global Crossing Holdings Ltd.(1)          705,339
                   35,656  GTE Corp.                               2,741,055
                   68,263  MCI WorldCom, Inc.(1)                   4,904,270
                   72,028  SBC Communications Inc.                 3,677,930
                   31,762  Sprint Corp.                            1,723,088
                   18,460  U S WEST, Inc.                          1,053,374
                                                            --------------------
                                                                  29,735,976
                                                            --------------------
THRIFTS -- 0.2%
                    2,045  Golden West Financial Corp. (Del.)        200,921
                   21,435  Washington Mutual, Inc.                   626,974
                                                            --------------------
                                                                     827,895
                                                            --------------------


12  1-800-345-2021                             See Notes to Financial Statements


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

TOBACCO -- 1.0%
                   87,569  Philip Morris Companies Inc.         $  2,993,758
                   15,628  Seagram Co. Ltd. (The)                    711,074
                    6,536  UST Inc.                                  197,306
                                                            --------------------
                                                                   3,902,138
                                                            --------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                   10,865  FDX Corporation(1)                        421,019
                                                            --------------------
WIRELESS TELECOMMUNICATIONS -- 0.7%
                   10,736  ALLTEL Corp.                              755,546
                   11,627  Nextel Communications, Inc.(1)            788,819
                   16,145  Sprint PCS(1)                           1,203,812
                                                            --------------------
                                                                   2,748,177
                                                            --------------------

TOTAL COMMON STOCKS                                              386,387,757
                                                            --------------------
   (Cost $386,829,060)

Principal Amount                                               Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.3%
                 $600,000  U.S. Treasury Bills, 4.71%,
                              12/23/99(3)(4)                     $   593,484

       Repurchase Agreement, State Street
          Boston Corp., (U.S. Treasury obligations),
          in a joint trading account at 5.25%,
          dated 9/30/99, due 10/1/99
          (Delivery value $8,701,269)                              8,700,000
                                                            --------------------
TOTAL TEMPORARY CASH INVESTMENTS                                   9,293,484
                                                            --------------------
   (Cost $9,293,519)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $395,681,241
                                                          ======================
   (Cost $396,122,579)

FUTURES CONTRACTS

                                            Underlying Face         Unrealized
   Purchased        Expiration Date       Amount at Value            Loss
--------------------------------------------------------------------------------
  250 S&P 500          December
    Futures              1999                $8,115,625            $(394,550)
                                         =======================================

Futures contracts appear at the end of the schedule of investments. These contracts are typically based on a stock index, such as the S&P 500, and they tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) The rates for U.S. Treasury Bills are the yield to maturity at purchase.

(4) Security has been segregated at the broker as initial margin on futures contracts.


See Notes to Financial Statements                www.americancentury.com   13


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
   (identified cost of $396,122,579) (Note 3) ................    $ 395,681,241
Receivable for investments sold ..............................          713,220
Dividend and interest receivable .............................          446,205
Receivable for variation margin on futures contracts .........           97,841
                                                                  -------------
                                                                    396,938,507
                                                                  -------------

LIABILITIES
Disbursements in excess of demand deposit cash ...............       12,088,143
Payable for management fees (Note 2) .........................          104,539
Payable for directors' fees and expenses .....................              225
                                                                  -------------
                                                                     12,192,907
                                                                  -------------
Net Assets ...................................................    $ 384,745,600
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................    $ 383,165,871
Undistributed net investment income ..........................          113,608
Accumulated net realized gain on investment transactions .....        2,302,009
Net unrealized depreciation on investments (Note 3) ..........         (835,888)
                                                                  -------------
                                                                  $ 384,745,600
                                                                  =============

Investor Class
Net assets ...................................................    $  43,973,494
Shares outstanding ...........................................        8,505,676
Net asset value per share ....................................    $        5.17

Institutional Class
Net assets ...................................................    $ 340,772,106
Shares outstanding ...........................................       65,899,297
Net asset value per share ....................................    $        5.17


14  1-800-345-2021                            See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

INVESTMENT INCOME

Income:

Dividends (net of foreign taxes withheld of $45,139) ..........    $  2,354,316

Interest ......................................................         573,993
                                                                   ------------
                                                                      2,928,309
                                                                   ------------

Expenses (Note 2):
Management fees ...............................................         572,074
Directors' fees and expenses ..................................           1,966
                                                                   ------------
                                                                        574,040
                                                                   ------------

Net investment income .........................................       2,354,269
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..............................       1,650,901
Change in net unrealized appreciation on investments ..........     (10,002,977)
                                                                   ------------

Net realized and unrealized loss on investments ...............      (8,352,076)
                                                                   ------------

Net Decrease in Net Assets Resulting from Operations ..........    $ (5,997,807)
                                                                   ============


See Notes to Financial Statements                   www.americancentury.com   15


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED) AND FEBRUARY 26, 1999 (INCEPTION) THROUGH MARCH 31, 1999
                                                  SEPTEMBER 30,      MARCH 31,
                                                     1999              1999
Increase in Net Assets

OPERATIONS
Net investment income .......................    $   2,354,269     $     323,966
Net realized gain on
   investment transactions ..................        1,650,901           651,108
Change in net unrealized
   appreciation on investments ..............      (10,002,977)        9,167,089
                                                 -------------     -------------
Net increase (decrease) in net
   assets resulting from operations .........       (5,997,807)       10,142,163
                                                 -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ............................         (231,664)             --
  Institutional Class .......................       (2,332,963)             --
                                                 -------------     -------------
Decrease in net assets from distributions ...       (2,564,627)             --
                                                 -------------     -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
   capital share transactions ...............      111,718,670       271,447,201
                                                 -------------     -------------

Net increase in net assets ..................      103,156,236       281,589,364

NET ASSETS
Beginning of period .........................      281,589,364              --
                                                 -------------     -------------

End of period ...............................    $ 384,745,600     $ 281,589,364
                                                 =============     =============

Undistributed net investment income .........    $     113,608     $     323,966
                                                 =============     =============


16  1-800-345-2021                             See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Equity Index Fund (the fund) is one of the six funds issued by the corporation. The fund is non-diversified under the 1940 Act. The investment objective of the fund is long-term capital growth. The fund seeks to achieve this objective by matching, as closely as possible, the investment results of the Standard & Poor's 500 Composite Stock Price Index. The fund is authorized to issue two classes of shares: the Investor Class and the Institutional Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.


                                                   www.americancentury.com   17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual management fee is 0.49% and 0.29% for the Investor and Institutional Class, respectively.

    ACIM has entered into a Subadvisory Agreement with Barclays Global Fund Advisors (BGFA) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining BGFA as the subadvisor of the fund.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 1999, were $153,449,472 and $6,025,092, respectively.

    On September 30, 1999, accumulated net unrealized depreciation on investments was $461,103, based on the aggregate cost of investments for federal income tax purposes of $396,142,344, which consisted of unrealized appreciation of $30,572,641 and unrealized depreciation of $31,033,744.


18  1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

  All shares are $0.01 par value. Transactions in shares of the fund were as follows:

                                                   SHARES           AMOUNT
INVESTOR CLASS
Shares Authorized .............................  25,000,000
                                                =============
Six months ended September 30, 1999
Sold ..........................................   7,119,243      $38,357,866
Issued in reinvestment of distributions .......      42,794          223,758
Redeemed ......................................  (1,930,053)     (10,392,087)
                                                -------------    -------------
Net increase ..................................   5,231,984      $28,189,537
                                                =============    =============
February 26, 1999 (inception)
 through March 31, 1999
Sold ..........................................   3,412,730      $17,545,517
Issued in reinvestment of distributions .......          --               --
Redeemed ......................................    (139,038)        (719,730)
                                                -------------    -------------
Net increase ..................................   3,273,692      $16,825,787
                                                =============    =============

INSTITUTIONAL CLASS
Shares Authorized ............................. 100,000,000
                                                =============
Six months ended September 30, 1999
Sold ..........................................  26,246,251      $144,237,348
Issued in reinvestment of distributions .......     443,064         2,318,013
Redeemed ...................................... (11,704,845)      (63,026,228)
                                                -------------    -------------
Net increase ..................................  14,984,470      $ 83,529,133
                                                =============    =============
February 26, 1999 (inception)
 through March 31, 1999
Sold ..........................................  52,351,049      $262,087,610
Issued in reinvestment of distributions .......          --                --
Redeemed ......................................  (1,436,222)       (7,466,196)
                                                -------------    -------------
Net increase ..................................  50,914,827      $254,621,414
                                                =============    =============


                                                 www.americancentury.com   19


Equity Index--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                             Investor Class
                                                          1999(1)      1999(2)
==============================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ..................   $5.20        $5.00
                                                       ----------    ----------
Income From Investment Operations
  Net Investment Income(3) ............................    0.03         0.01
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions .......................   (0.03)        0.19
                                                       ----------    ----------
  Total From Investment Operations ....................      --         0.20
                                                       ----------    ----------
Distributions
  From Net Investment Income ..........................   (0.03)          --
                                                       ----------    ----------
Net Asset Value, End of Period ........................   $5.17        $5.20
                                                       ==========    ==========
  Total Return(4) .....................................    0.02%        4.00%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....  0.49%(5)      0.49%(5)
Ratio of Net Investment Income to Average Net Assets ..  1.09%(5)      1.13%(5)
Portfolio Turnover Rate ...............................     2%               --
Net Assets, End of Period (in thousands) ..............   $43,973       $17,010

(1) Six months ended September 30, 1999 (unaudited).

(2) February 26, 1999 (inception) through March 31, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


20  1-800-345-2021                             See Notes to Financial Statements


Equity Index--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                          Institutional Class
                                                         1999(1)        1999(2)
===============================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ..................  $5.20          $5.00
                                                       ----------     ----------
Income From Investment Operations
  Net Investment Income(3) ............................   0.04           0.01
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions .......................  (0.03)          0.19
                                                       ----------     ----------
  Total From Investment Operations ....................   0.01           0.20
                                                       ----------     ----------
Distributions
  From Net Investment Income ..........................  (0.04)            --
                                                       ----------     ----------
Net Asset Value, End of Period ........................  $5.17          $5.20
                                                       ==========     ==========
  Total Return(4) .....................................   0.13%          4.00%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....  0.29%(5)       0.29%(5)
Ratio of Net Investment Income to Average Net Assets ..  1.29%(5)       1.33%(5)
Portfolio Turnover Rate ...............................     2%                --
Net Assets, End of Period (in thousands) ..............  $340,772       $264,580

(1) Six months ended September 30, 1999 (unaudited).

(2) February 26, 1999 (inception) through March 31, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total return for periods less than one year are not annualized.

(5) Annualized.


See Notes to Financial Statements                   www.americancentury.com   21


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


22  1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

    American Century offers 14 growth and income funds including domestic equity, balanced, asset allocation, and specialty.

    The Equity Index fund seeks to match, as closely as possible, the investment characteristics and results of the S&P 500 Index. The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The fund is managed by buying and selling stocks and other securities in order to build an investment portfolio that will match, as closely as possible, the investment characteristics of the S&P 500 Index.

    Standard & Poor's, a division of The McGraw-Hill Companies, Inc., chooses the stocks included in the S&P 500 Index on a market capitalization weighted basis. The weightings of stocks in the S&P 500 Index are further based on each stock's total market capitalization relative to the other stocks contained in the index. Because of this weighting, the fund expects that the 50 largest companies will comprise a large proportion of the S&P 500 Index.

    The advisor generally will select stocks for the fund's portfolio in order of their weightings in the S&P 500 Index, beginning with the heaviest weighted stocks. The fund attempts to be fully invested at all times in the stocks that comprise the S&P 500 Index and, in any event, at least 80% of the fund's total assets will be so invested.

FUND MANAGEMENT

    Barclays Global Fund Advisors (BGFA), a subsidiary of Barclays Global Investors (BGI), serves as subadvisor of the American Century Equity Index Fund, with oversight by American Century's quantitative equity group.

    In 1971, BGI introduced the concept of indexing. With assets under management of more than $600 billion, BGI is the world's largest institutional investment firm. BGI's clients include corporate and government retirement plans, universities, foundations, financial planning advisors, mutual fund distributors and central banks. A subsidiary of London, UK-based Barclays PLC, BGI is headquartered in San Francisco, CA, and has offices worldwide.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

    The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

    The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

"Standard & Poor's,(reg.tm)" "S&P 500,(reg.tm)" and "S&P(reg.tm)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by American Century Investment Management, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.


                                                 www.americancentury.com   23


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 20-21.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.


24  1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                 www.americancentury.com   25


Notes
--------------------------------------------------------------------------------


26  1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com   27


Notes
--------------------------------------------------------------------------------


28  1-800-345-2021


[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Large Cap Value
   Conservative                 Equity Income

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.



--------------------------------------------------------------------------------
[back cover]

[american century logo (reg. sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED  RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9911                               Funds Distributor, Inc. is the distributor
SH-SAN-18155                         of American Century funds
                                   (c)1999 American Century Services Corporation